UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Sheelyn Michael First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Annual Report

October 31, 2018

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2018

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Performance Chart	12
First Eagle Global Fund:
Fund Overview	20
Consolidated Schedule of Investments	22
First Eagle Overseas Fund:
Fund Overview	38
Consolidated Schedule of Investments	40
First Eagle U.S. Value Fund:
Fund Overview	54
Consolidated Schedule of Investments	56
First Eagle Gold Fund:
Fund Overview	64
Consolidated Schedule of Investments	66
First Eagle Global Income Builder Fund:
Fund Overview	70
Schedule of Investments	72
First Eagle High Yield Fund
Fund Overview	88
Schedule of Investments	90
First Eagle Fund of America
Fund Overview	100
Schedule of Investments	102
Statements of Assets and Liabilities	108
Statements of Operations	116
Statements of Changes in Net Assets	120
Financial Highlights	132
Notes to Financial Statements	144
Report of Independent Registered Accounting Firm	172
Fund Expenses	173
General Information	179
Board Consideration for Continuation of Advisory Agreement	180
Tax Information	185
Privacy Notice	186
Additional Information	188

First Eagle Funds | Annual Report | October 31, 2018

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

We wrote in the last few letters about the distinction between volatility and risk, and the divergent paths they have taken. On the one hand, low equity volatility meant that the market marched steadily higher, thereby pricing increasingly optimistic scenarios into future expectations. On the other hand, the risk side of the ledger grew meaningfully over time across the spectrum of stretched asset valuations, inflated fiscal imbalances and thorny geopolitical tensions. Sooner or later, the dichotomy between volatility and risk had to correct, either with increased volatility and concomitant negative impact on asset valuations, or through the benign resolution of key risks. Over the course of 2018, many of the key risks have come into sharper focus in the broader market, and we are experiencing an increase in volatility and consequent contraction in asset valuations. We see this increase in risk-perception as a positive development over the longer term.

Emerging equity and debt markets have remained under pressure for much of the year. In particular, stocks in China generally suffered steep declines, with the equity market down approximately 20% year-to-date based on the MSCI China Index. Problems in China run deeper than the trade dispute with the U.S. China has been at the epicenter of the boom in global money-supply growth and debt creation, which has been the source of sustained economic growth not only in China but also across the globe. Even small downshifts in economic conditions could cause the debt cycle to turn viciously negative, and we believe investors are only beginning to understand and price the potential impact of this risk into asset valuations.

Europe continues to struggle with growth, and the rise of nationalism is starting to nip at the edges of the grand experiment that is the European Union—Brexit and the recently proposed Italian budget are striking examples, but the theme manifests itself in political trends across much of Europe. European unemployment is down, as it is in many regions, and commentators say that economic conditions appear benign, but we wonder to what extent economic conditions supported by negative real interest rates should be considered "benign." European banks' share prices are down substantially and could be the proverbial canary in the coal mine.

First Eagle Funds | Annual Report | October 31, 2018

Letter from the President (unaudited)

Conditions in the U.S. are in stark contrast with most large economies. The U.S. economy has recovered strongly from the Great Recession, and unemployment is at 3.7%,* a level last seen in the late 1960s. What worries us about the U.S. is the budget deficit, which is currently at 4%* and is expected to grow. This deficit is large relative to where we are in the business cycle, and it raises the specter of even larger deficits if the economy were to weaken. By comparison, when unemployment was last approximately 4%* in the late 1990s, the U.S. had a budget surplus. It will take a few more quarters to determine how much of the recent growth in corporate earnings was the result of fiscal stimulus, including tax reform, and how much of that growth might be self-sustaining.

More generally, economies around the world did not use the upcycle since the global financial crisis to deleverage; if anything, the leverage that was applied to aid in recovery efforts has multiplied over time. As a result, debt (in proportion to GDP) is higher than in 2007-2008 for most developed markets. The recent increase in financial market volatility—across all asset classes, not just equities—is a sign that investors are finally beginning to factor risk into their assessments of valuation. This is a healthy, if sometimes nerve-wracking, process.

Our patient, long-term-oriented, "margin-of-safety" driven approach to value investing has led us in our view to be positioned appropriately for current conditions. We believe it is important to remain prudent and to proceed with caution while taking advantage of volatility by deploying capital into great businesses at sensible valuations.

Global Value Team

The Global Value team maintained a cautious posture, holding slightly less than 30% of the Global, Overseas and U.S. Value funds in cash, cash equivalents, bonds, gold and gold-related investments, and approximately 10% of the Global Income Builder Fund in cash, cash equivalents and gold. Despite overall caution, cash levels recently decreased to their lowest levels since early 2016. As volatility returned to markets in the fall, some share prices fell to attractive levels, and the team was able to initiate a few new positions and enlarge many existing positions in companies across various sectors and geographies.

High Yield Team

During this period, volatility also rose in the fixed income markets. Yields of ten-year Treasuries gyrated as the market was pulled in opposite directions by the transition to a more normal monetary policy and a generalized risk-off sentiment. The High Yield team continued to work to reduce exposure to risks for which the market was not providing adequate compensation. The team kept duration short and

*  Source: Bloomberg

First Eagle Funds | Annual Report | October 31, 2018

Letter from the President (unaudited)

emphasized bonds of relatively high credit quality, including a sizable allocation to investment-grade bonds. The team attempted to steer clear of smaller bonds and loans that might have limited liquidity, and also maintained a substantial cash position.

Fund of America Team

In an environment changed by both the end of the Federal Reserve accommodation and an increase in concerns about global economic growth, markets placed a premium on certainty. Against this backdrop, corporate change stories did not fare very well. The Fund of America team continued to focus on areas where it expected change catalysts to be robust, such as stories of management change or impending spinoffs. The Fund sought investments in companies that could deploy a large amount of financial self-help to take advantage of market volatility.

We are thankful for the opportunity to serve you.

Sincerely,

Mehdi Mahmud
President

December 2018

First Eagle defines "margin-of-safety" as the difference between a company's purchase price and our estimate of its intrinsic value.

First Eagle Funds | Annual Report | October 31, 2018

Management's Discussion of Fund Performance (unaudited)*

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares decreased 2.82% for the twelve months ending October 31, 2018 while the MSCI World Index increased 1.16%. The Fund's cash and cash equivalents position was 14.8% as of October 31, 2018.

The five largest contributors to the performance of First Eagle Global Fund over the period were Microsoft Corp. (software, US), Union Pacific Corp. (road & rail, US), ConocoPhillips (oil, gas & consumable fuels, US), Anthem, Inc. (health care providers & services, US) and Omnicom Group, Inc. (media, US) collectively accounting for 1.37% points of this period's performance.

The five largest detractors were gold bullion, Schlumberger Ltd. (energy equipment & services, US), HeidelbergCement AG (construction materials, Germany), Weyerhauser Co. (equity real estate investment trusts, US) and FANUC Corp. (machinery, Japan). Their combined negative performance over the period subtracted 1.55% points from performance.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares decreased 7.27% for the twelve months ending October 31, 2018 while the MSCI EAFE Index decreased 6.85%. The Fund's cash and cash equivalents position was 13.1% as of October 31, 2018.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Secom Co. Ltd. (commercial services & supplies, Japan), Robertet SA (chemicals, France), Linde plc (chemicals, UK), GlaxoSmithKline plc (pharmaceuticals, UK) and As One Corp. (health care providers & services, Japan) collectively accounting for 0.65% points of this period's performance.

The five largest detractors were British American Tobacco plc (tobacco, UK), Cielo SA (information technology services, Brazil), Cie de Saint-Gobain (building products, France), HeidelbergCement AG (construction materials, Germany) and FANUC Corp. (machinery, Japan). Their combined negative performance over the period subtracted 2.20% points from performance.

*  Performance information for Class A Shares is without the effect of sales charges and assumes all distributions have been reinvested. If a sales charge was included values would be lower.

First Eagle Funds | Annual Report | October 31, 2018

Management's Discussion of Fund Performance (unaudited)

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 2.01% for the twelve months ending October 31, 2018 while the S&P 500 Index increased 7.35%. The Fund's cash and cash equivalents position was 17.6% as of October 31, 2018.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Microsoft Corp. (software, US), Union Pacific Corp. (road & rail, US), ConocoPhillips (oil, gas & consumable fuels, US), Anthem, Inc. (health care providers & services, US) and Omnicom Group, Inc. (media, US) collectively accounting for 2.53% points of this period's performance.

The five largest detractors were Colgate-Palmolive Co. (household products, US), 3M Co. (industrial conglomerates, US), Schlumberger Ltd. (energy equipment & services, US), gold bullion and Weyerhauser Co. (equity real estate investment trusts, US). Their combined negative performance over the period subtracted 2.06% points from performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares decreased 20.73% for the twelve months ending October 31, 2018 while the FTSE Gold Mines Index decreased 16.57%. The Fund's cash and cash equivalents position was 2.3% as of October 31, 2018.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Dundee Precious Metals, Inc. (metals & mining, US), AngloGold Ashanti Ltd. (metals & mining, South Africa), OceanaGold Corp. (metals & mining, Australia), Orla Mining Ltd. (metals & mining, Canada) and Detour Gold Corp. (metals & mining, Canada) collectively accounting for 0.36% points of this period's performance.

The five largest detractors were gold bullion (precious metal), Goldcorp, Inc. (metals & mining, Canada), Tahoe Resources, Inc. (metals & mining, US), Fresnillo plc (metals & mining, Mexico) and New Gold, Inc. (metals & mining, Canada). Their combined negative performance over the period subtracted 8.34% points from performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares decreased 2.64% for the twelve months ending October 31, 2018 while the MSCI World Index increased 1.16% and the Bloomberg Barclays U.S. Aggregate Bond Index decreased 2.05%. The composite index1 returned 0.01% over the same time period. The Fund's cash and cash equivalents position was 3.1% as of October 31, 2018.

1  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

First Eagle Funds | Annual Report | October 31, 2018

Management's Discussion of Fund Performance (unaudited)

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were Microsoft Corp. (software, US), ConocoPhillips (oil, gas & consumable fuels, US), Anthem, Inc. (health care providers & services, US), Union Pacific Corp. (road & rail, US), and GlaxoSmithKline (pharmaceuticals, UK) collectively accounting for 1.18% points of this period's performance.

The five largest detractors were Cie de Saint-Gobain (buildings products, France), Cielo SA (information technology services, Brazil), HeidelbergCement AG (construction materials, Germany), Weyerhauser Co. (equity real estate investment trusts, US) and British American Tobacco plc (tobacco, UK). Their combined negative performance over the period subtracted 1.54% points from performance.

First Eagle High Yield Fund

The NAV of the Fund's Class I shares increased 2.74% for the twelve months ending October 31, 2018 while the Bloomberg Barclays U.S. Corporate High Yield Index increased 0.97%. The Fund's cash and cash equivalents position was 5.9% as of October 31, 2018.

The five largest contributors to the performance of First Eagle High Yield Fund over the period were BI-LO LLC 8.625% due 09/15/2018 (food & staples retailing, US), EnQuest plc 7.00% due 04/15/2022 (oil, gas & consumable fuels, UK), California Resources Corp. 8.00% due 12/15/2022 (oil, gas & consumable Fuels, US), Caelus Energy Alaska 03 LLC, Second Lien Term Loan 9.84% due 04/15/2020 (oil, gas & consumable fuels, US) and Osum Production Corp., Term Loan 7.89% due 07/31/2020 (oil, gas & consumable fuels, US) collectively accounting for 2.89% points of this period's performance.

The five largest detractors were Acco Brands Corp. 5.25% due 12/15/24 (commercial services & supplies, US), New Gold Inc. 6.25% due 11/15/22 (metals & mining, Canada), Cloud Peak Energy Resources LLC 12.00% due 11/01/2021 (oil, gas & consumable fuels, US), Jupiter Resources, Inc. 8.5% due 10/01/2022 (oil, gas & consumable fuels, Canada) and Ultra Resources, Inc. 7.125% due 4/15/2025 (oil, gas & consumable fuels, US). Their combined negative performance over the period subtracted 1.49% points from performance.

First Eagle Fund of America

The NAV of the Fund's Class Y shares decreased 11.85% for the twelve months ending October 31, 2018 while the S&P 500 Index increased 7.35%. The Fund's cash and cash equivalents position was 3.0% as of October 31, 2018.

First Eagle Funds | Annual Report | October 31, 2018

Management's Discussion of Fund Performance (unaudited)

The five largest contributors to the performance of Fund of America over the period were Armstrong World Industries, Inc. (building products, US), KLX, Inc. (aerospace & defense, US), La Quinta Holdings Inc. (hotels, restaurants & leisure, US), ServiceMaster Global Holdings, Inc. (diversified consumer services, US) and HP, Inc. (technology hardware, storage & peripherals, US) collectively accounting for 3.36% points of this period's performance.

The five largest detractors were Wyndham Worldwide Corp. (hotels, restaurants & leisure, US), EQT Corp. (oil, gas & consumable fuels, US), Visteon Corp. (auto components, US), Chemours Co. (chemicals, US) and Western Digital Corp. (technology hardware, storage & peripherals, US). Their combined negative performance over the period subtracted 7.03% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Edward Meigs Portfolio Manager Global Income Builder and High Yield Funds

Sean Slein Portfolio Manager Global Income Builder and High Yield Funds	Thomas Kertsos Portfolio Manager Gold Fund

First Eagle Funds | Annual Report | October 31, 2018

Management's Discussion of Fund Performance (unaudited)

Harold Levy Portfolio Manager Fund of America	Eric Stone Portfolio Manager Fund of America

Lukasz Thieme Portfolio Manager Fund of America
December 2018

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management Teams as of December 2018 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2018

Performance Chart1 (unaudited)

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	-2.82%	5.44%	4.54%	8.94%	12.85%	01/01/79[2]
with sales charge	-7.68%	3.66%	3.47%	8.39%	12.75%	01/01/79[2]
Class C (FESGX)	-4.47%	4.65%	3.76%	8.13%	9.32%	06/05/00
Class I (SGIIX)	-2.54%	5.72%	4.82%	9.23%	10.23%	07/31/98
Class R3 (EARGX)	—	—	—	—	-3.95%	05/01/18
Class R4 (EAGRX)	—	—	—	—	-7.95%	01/17/18
Class R6 (FEGRX)	-2.49%	—	—	—	2.11%	03/01/17
MSCI World Index[3]	1.16%	7.91%	6.81%	10.02%	9.48%	01/01/79
First Eagle Overseas Fund[4]
Class A (SGOVX) without sales charge	-7.27%	2.92%	2.47%	7.51%	9.94%	08/31/93
with sales charge	-11.90%	1.18%	1.43%	6.95%	9.77%	08/31/93
Class C (FESOX)	-8.81%	2.18%	1.72%	6.71%	8.47%	06/05/00
Class I (SGOIX)	-6.98%	3.21%	2.75%	7.78%	9.81%	07/31/98
Class R3 (EAROX)	—	—	—	—	-7.49%	05/01/18
Class R4 (FIORX)	—	—	—	—	-11.17%	01/17/18
Class R6 (FEORX)	-6.92%	—	—	—	0.34%	03/01/17
MSCI EAFE Index[5]	-6.85%	3.62%	2.02%	6.89%	4.75%	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	2.01%	7.59%	6.30%	9.37%	8.67%	09/04/01
with sales charge	-3.10%	5.77%	5.21%	8.81%	8.34%	09/04/01
Class C (FEVCX)	0.27%	6.76%	5.49%	8.54%	7.85%	09/04/01
Class I (FEVIX)	2.24%	7.87%	6.57%	9.64%	8.94%	09/04/01
Class R3 (EARVX)	—	—	—	—	-0.83%	05/01/18
Class R6 (FEVRX)	2.28%	—	—	—	4.16%	03/01/17
S&P 500 Index[6]	7.35%	11.52%	11.34%	13.24%	7.34%	09/04/01

First Eagle Funds | Annual Report | October 31, 2018

Performance Chart (unaudited)

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Gold Fund
Class A (SGGDX) without sales charge	-20.73%	1.91%	-5.14%	0.44%	4.03%	08/31/93
with sales charge	-24.70%	0.18%	-6.11%	-0.07%	3.88%	08/31/93
Class C (FEGOX)	-22.08%	1.10%	-5.88%	-0.33%	2.64%	05/15/03
Class I (FEGIX)	-20.47%	2.20%	-4.87%	0.70%	3.69%	05/15/03
Class R3 (EAURX)	—	—	—	—	-17.80%	05/01/18
Class R6 (FEURX)	-20.40%	—	—	—	-14.85%	03/01/17
FTSE Gold Mines Index[7]	-16.57%	8.83%	-4.85%	-2.02%	-1.72%	08/31/93
MSCI World Index[3]	1.16%	7.91%	6.81%	10.02%	6.78%	08/31/93
First Eagle Global Income Builder
Class A (FEBAX) without sales charge	-2.64%	4.99%	3.62%	—	5.43%	05/01/12
with sales charge	-7.48%	3.23%	2.56%	—	4.59%	05/01/12
Class C (FEBCX)	-4.33%	4.19%	2.84%	—	4.64%	05/01/12
Class I (FEBIX)	-2.31%	5.27%	3.90%	—	5.71%	05/01/12
Class R3 (FBRRX)	—	—	—	—	-3.02%	05/01/18
Class R6 (FEBRX)	-2.27%	—	—	—	3.11%	03/01/17
Composite Index[8]	0.01%	5.23%	4.93%	—	6.31%	05/01/12
MSCI World Index[3]	1.16%	7.91%	6.81%	—	9.19%	05/01/12
Bloomberg Barclays U.S. Aggregate Bond Index[9]	-2.05%	1.04%	1.83%	—	1.68%	05/01/12

First Eagle Funds | Annual Report | October 31, 2018

Performance Chart (unaudited)

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle High Yield
Class A (FEHAX) without sales charge	2.56%	5.48%	3.11%	—	5.00%	01/03/12
with sales charge	-2.11%	3.87%	2.16%	—	4.30%	01/03/12
Class C (FEHCX)	0.71%	4.71%	2.35%	—	4.20%	01/03/12
Class I (FEHIX)	2.74%	5.78%	3.41%	10.72%	8.09%	11/19/07[10]
Class R3 (EARHX)	—	—	—	—	1.41%	05/01/18
Class R6 (FEHRX)	2.80%	—	—	—	3.48%	03/01/17
Bloomberg Barclays U.S. Corporate High Yield Index[11]	0.97%	6.60%	4.68%	11.20%	7.46%	11/19/07
First Eagle Fund of America
Class A (FEFAX) without sales charge	-11.84%	1.04%	3.14%	9.56%	7.50%	11/20/98
with sales charge	-16.24%	-0.67%	2.09%	9.00%	7.22%	11/20/98
Class C (FEAMX)	-13.26%	0.29%	2.37%	8.74%	6.74%	03/02/98
Class I (FEAIX)	-11.53%	1.35%	3.44%	—	5.52%	03/08/13
Class Y (FEAFX)[12]	-11.85%	1.04%	3.13%	9.55%	10.79%	04/10/87
Class R3 (EARFX)	—	—	—	—	-10.74%	05/01/18
Class R6 (FEFRX)	-11.53%	—	—	—	-1.37%	03/01/17
S&P 500 Index[6]	7.35%	11.52%	11.34%	13.24%	9.74%	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than ﬁgures shown. The investment return and principal value will ﬂuctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value, Gold, Fund of America, and Global Income Builder give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the maximum contingent deferred sales charge (CDSC), which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

First Eagle Funds | Annual Report | October 31, 2018

Performance Chart (unaudited)

A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America require $1 million minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge. Class Y is currently closed to new investors. Please see prospectus for more information.

Class R4 Shares of First Eagle Global Fund and First Eagle Overseas Fund are offered without a sales charge.

Class R3 Shares and Class R6 Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America are offered without a sales charge.

2  The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000 occurred while a prior portfolio manager of the fund was affiliated with another ﬁrm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

4  Effective May 9, 2014, the First Eagle Overseas Fund is closed to certain investors. Please see prospectus for more information.

5  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index.

6  The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

7  The FTSE Gold Mines Index is designed to reﬂect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

8  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

9  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, ﬁxed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency ﬁxed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

10  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

First Eagle Funds | Annual Report | October 31, 2018

Performance Chart (unaudited)

11  The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, noninvestment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

12  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus17

	Class A	Class C	Class I	Class Y	Class R3[13]	Class R4[14]	Class R6
First Eagle Global Fund	1.11%	1.85%	0.84%	—	1.29%	1.04%	0.78%
First Eagle Overseas Fund	1.15	1.88	0.87	—	1.30	1.05	0.79
First Eagle U.S. Value Fund[15,16]	1.14	1.89	0.86	—	1.32	N/A	0.85
First Eagle Gold Fund	1.26	2.04	0.99	—	1.35	N/A	0.90
First Eagle Global Income Builder Fund	1.19	1.94	0.93	—	1.34	N/A	0.89
First Eagle High Yield Fund[15,16]	1.21	1.95	0.91	—	1.32	N/A	0.92
First Eagle Fund of America	1.31	2.06	1.01	1.31%	1.47	N/A	1.00

13  Class R3 Shares commenced investment operations on May 1, 2018 for the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America. The percentages shown above are based on anticipated expenses of Class R3 for the first fiscal year. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

14  Class R4 Shares commenced investment operations on January 17, 2018 for the First Eagle Global Fund and First Eagle Overseas Fund. The percentages shown above are based on anticipated expenses of Class R4 for the first fiscal year. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

15  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2019. This waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% on First Eagle U.S. Value Fund. Effective July 1, 2018, the Adviser has contractually agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund's net assets for the period through February 29, 2020. This waiver has the effect of reducing the management fee for the term of the waiver from 0.70% to 0.65% until June 30, 2018 and from 0.70% to 0.60% from July 1, 2018 through the end of the year on First Eagle High Yield Fund.

16  For the First Eagle U.S. Value Fund and First Eagle High Yield Fund, had fees not been waived and/or expenses reimbursed, returns would have been lower.

17  Certain other share classes were newly organized during the period but did not yet have assets or expenses during the period.

These expense ratios are presented as of March 1, 2018 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

First Eagle Funds | Annual Report | October 31, 2018

Performance Chart (unaudited)

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and ﬂuctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a speciﬁc industry or sector may be subject to a higher degree of risk than funds whose investments are diversiﬁed and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of a Fund's portfolio holdings may ﬂuctuate in response to events speciﬁc to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

In addition to investments in larger companies, each Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for speciﬁc periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inﬂation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style of the First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

First Eagle High Yield and Global Income Builder Funds invest in high yield instruments (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade instruments and may experience extreme price ﬂuctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

First Eagle Funds | Annual Report | October 31, 2018

Performance Chart (unaudited)

First Eagle High Yield and Global Income Builder Funds invest in bank loans. These investments potentially expose a fund to the credit risk of the underlying borrower, and in certain cases, of the ﬁnancial institution. The fund's ability to receive payments in connection with the loan depends primarily on the ﬁnancial condition of the borrower. The market for bank loans may be illiquid and the fund may have difﬁculty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, a fund may decline to receive non-public information relating to loans, which could disadvantage the fund relative to other investors.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a fund's portfolio may ﬂuctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, ﬂuctuations in interest rates can affect the value of debt instruments held by a fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2018

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First Eagle Global Fund

Fund Overview

Data as of October 31, 2018 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value-oriented style.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Global Fund	Class A	without sales load	-2.82	4.54	8.94
		with sales load	-7.68	3.47	8.39
MSCI World Index			1.16	6.81	10.02
Consumer Price Index			2.52	1.61	1.56

Asset Allocation* (%)

Sectors* (%)
Financials	13.7
Industrials	11.8
Information Technology	8.6
Commodities	8.5
Communication Services	7.4
Materials	7.4
Consumer Staples	7.0
Energy	7.0
Health Care	4.7
Consumer Discretionary	4.2
Real Estate	3.2
Foreign Government Securities	1.1
Utilities	0.4
U.S. Treasury Obligations	0.2
Short-Term Investments	14.8

Countries*~ (%)

United States	45.4
Japan	11.7
United Kingdom	6.0
France	4.9
Canada	4.2
Hong Kong	2.2
Switzerland	2.0
South Korea	1.7
Mexico	1.0
Germany	0.9
Sweden	0.9
Thailand	0.6
Australia	0.6
Belgium	0.5
Brazil	0.5
Singapore	0.4
Taiwan	0.4
Ireland	0.3
Denmark	0.2
Poland	0.2
Russia	0.2
Norway	0.1
Israel	0.1
Indonesia	0.1
Africa	0.1
Italy	0.0	^
Malaysia	0.0	^
Venezuela	—
Short-Term Investments	14.8

^Less than 0.05%.

*Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~Country allocations reﬂect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	8.4
Oracle Corp. (Software, United States)	2.4
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	1.8
Comcast Corp. (Media, United States)	1.8
Schlumberger Ltd. (Energy Equipment & Services, United States)	1.5
KDDI Corp. (Wireless Telecommunication Services, Japan)	1.5
Omnicom Group, Inc. (Media, United States)	1.5
FANUC Corp. (Machinery, Japan)	1.4
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.4
Sompo Holdings, Inc. (Insurance, Japan)	1.4
Total	23.1

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Common Stocks — 75.0%
Africa — 0.1%
Randgold Resources Ltd., ADR	413,501	32,476,368
Australia — 0.6%
Newcrest Mining Ltd.	21,416,357	313,497,218
Belgium — 0.5%
Groupe Bruxelles Lambert SA	2,788,865	259,373,079
Brazil — 0.5%
Cielo SA	71,021,952	251,911,801
Canada — 4.2%
Agnico Eagle Mines Ltd.	5,969,324	210,850,064
Barrick Gold Corp.	21,030,475	263,932,461
Canadian Natural Resources Ltd.	2,388,401	65,531,577
Cenovus Energy, Inc.	8,257,342	69,857,113
Franco-Nevada Corp.	2,615,497	163,353,081
Goldcorp, Inc.	9,883,228	89,146,717
Imperial Oil Ltd.	9,729,552	303,907,614
Nutrien Ltd.	11,230,751	594,443,650
Power Corp. of Canada	6,247,295	128,984,373
Wheaton Precious Metals Corp.	13,906,393	228,482,037
		2,118,488,687
Denmark — 0.2%
ISS A/S	3,009,360	98,830,930
France — 4.9%
Bouygues SA	5,688,713	207,243,733
Cie de Saint-Gobain	8,656,610	326,106,807
Danone SA	8,247,355	584,023,131
Legrand SA	1,437,991	93,902,191
LVMH Moet Hennessy Louis Vuitton SE	320,194	97,148,593
NSC Groupe (a)	38,717	3,398,593
Rexel SA	11,789,132	150,279,830
Robertet SA	157,260	93,335,158
Robertet SA CI (non-voting)‡ (b)	42,252	17,553,847
Sabeton SA (a)	385,000	10,347,187
Sanofi	5,286,679	472,420,640

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
France — 4.9% (continued)
Sodexo SA	3,449,673	352,131,799
Wendel SA	851,376	110,318,016
		2,518,209,525
Germany — 0.9%
HeidelbergCement AG	5,883,039	399,249,060
Hornbach Baumarkt AG	29,871	795,084
Hornbach Holding AG & Co. KGaA (a)	1,181,422	78,076,885
		478,121,029
Hong Kong — 2.2%
CK Asset Holdings Ltd.	26,868,500	174,853,443
Guoco Group Ltd.	12,693,580	213,851,632
Hang Lung Properties Ltd.	125,232,969	227,006,469
Hysan Development Co. Ltd.	23,163,348	108,629,091
Jardine Matheson Holdings Ltd.	6,979,771	403,035,967
Jardine Strategic Holdings Ltd.	520,800	17,494,999
		1,144,871,601
Ireland — 0.3%
CRH plc	4,704,407	140,475,964
Israel — 0.1%
Israel Chemicals Ltd.	11,910,153	68,602,721
Italy — 0.0% (c)
Italmobiliare SpA	932,842	20,603,377
Japan — 11.6%
Chofu Seisakusho Co. Ltd. (a)	3,346,500	67,761,023
FANUC Corp.	4,251,100	739,551,385
Hirose Electric Co. Ltd. (a)	2,622,015	249,898,530
Hoya Corp.	5,430,340	307,225,831
KDDI Corp.	31,838,200	770,479,696
Keyence Corp.	873,600	426,770,909
Mitsubishi Electric Corp.	12,786,600	161,871,221
Mitsubishi Estate Co. Ltd.	30,826,080	492,656,271
MS&AD Insurance Group Holdings, Inc.	9,086,420	272,930,954
Nissin Foods Holdings Co. Ltd.	1,968,830	126,949,128

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Japan — 11.6% (continued)
NTT DOCOMO, Inc.	16,534,400	410,034,012
Secom Co. Ltd.	8,590,030	703,279,360
Shimano, Inc.	1,737,990	237,366,365
SMC Corp.	698,556	222,653,978
Sompo Holdings, Inc.	17,037,000	702,700,242
T Hasegawa Co. Ltd. (a)	3,002,800	53,319,400
		5,945,448,305
Mexico — 0.6%
Fresnillo plc	18,230,274	197,690,339
Industrias Penoles SAB de CV	6,401,020	90,217,568
		287,907,907
Norway — 0.1%
Orkla ASA	8,235,230	71,064,370
Russia — 0.2%
Gazprom PJSC, ADR	15,687,012	74,175,848
South Korea — 1.7%
Hyundai Mobis Co. Ltd.	1,067,561	178,327,369
Kia Motors Corp.	9,085,322	227,094,195
KT&G Corp.	4,321,898	385,389,290
Lotte Confectionery Co. Ltd.	153,688	21,469,813
Lotte Corp.*	913,277	38,213,075
Namyang Dairy Products Co. Ltd. (a)	39,989	21,090,245
		871,583,987
Sweden — 0.9%
Investor AB, Class A	5,939,940	259,030,409
Investor AB, Class B	3,394,798	147,084,255
Svenska Handelsbanken AB, Class A	4,892,177	53,177,192
		459,291,856
Switzerland — 2.0%
Cie Financiere Richemont SA (Registered)	2,022,834	147,850,235
Nestle SA (Registered)	6,590,466	556,387,628
Pargesa Holding SA	4,327,670	317,694,459
		1,021,932,322

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,640,930	176,819,433
Thailand — 0.6%
Bangkok Bank PCL, NVDR	51,812,900	323,839,589
Bangkok Bank PCL	36,500	233,764
		324,073,353
United Kingdom — 5.9%
Berkeley Group Holdings plc (a)	6,602,948	295,107,496
British American Tobacco plc	12,208,844	529,256,653
BT Group plc	46,726,193	143,075,885
Diageo plc	7,767,232	268,524,964
GlaxoSmithKline plc	14,471,132	280,273,435
Liberty Global plc, Class C*	5,645,208	141,356,008
Linde plc	2,507,089	412,815,818
Lloyds Banking Group plc	499,952,090	364,834,893
TechnipFMC plc	15,536,847	408,619,076
Unilever NV, CVA	1,486,602	79,882,557
WPP plc	9,574,565	108,343,211
		3,032,089,996
United States — 36.5%
3M Co.	2,815,173	535,614,815
Alleghany Corp.	418,350	251,294,478
Alphabet, Inc., Class A*	134,718	146,920,756
Alphabet, Inc., Class C*	163,012	175,526,431
American Express Co.	5,421,408	556,941,244
Analog Devices, Inc.	2,899,743	242,737,487
Anthem, Inc.	1,692,405	466,376,046
Bank of New York Mellon Corp. (The)	13,360,022	632,329,841
BB&T Corp.	10,500,485	516,203,843
Berkshire Hathaway, Inc., Class A*	1,088	334,783,040
Booking Holdings, Inc.*	67,672	126,856,578
Brown & Brown, Inc.	7,986,426	225,057,485
CH Robinson Worldwide, Inc.	4,051,312	360,688,307
Cincinnati Financial Corp.	1,900,903	149,487,012
Cintas Corp.	619,374	112,645,549

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
United States — 36.5% (continued)
Colgate-Palmolive Co.	7,738,881	460,850,364
Comcast Corp., Class A	24,265,172	925,473,660
ConocoPhillips	3,271,569	228,682,673
Cummins, Inc.	1,568,854	214,446,653
Deere & Co.	3,176,107	430,171,932
DENTSPLY SIRONA, Inc.	4,407,526	152,632,625
Devon Energy Corp.	3,449,156	111,752,654
Exxon Mobil Corp.	11,628,713	926,575,852
Facebook, Inc., Class A*	1,493,637	226,719,160
Flowserve Corp. (a)	8,414,508	386,225,917
H&R Block, Inc.	3,992,318	105,956,120
HCA Healthcare, Inc.	1,598,067	213,389,887
IPG Photonics Corp.*	899,962	120,189,925
JG Boswell Co.	2,485	1,635,130
Mastercard, Inc., Class A	642,322	126,967,790
Microsoft Corp.	4,763,483	508,787,619
Mills Music Trust (a)	31,592	723,773
National Oilwell Varco, Inc.	14,744,541	542,599,109
Newmont Mining Corp.	5,940,201	183,671,015
NOW, Inc.* (a)	5,851,664	75,135,366
Omnicom Group, Inc.	10,111,773	751,506,969
Oracle Corp.	24,906,308	1,216,424,083
Philip Morris International, Inc.	4,919,392	433,250,853
Royal Gold, Inc.	1,260,596	96,599,471
San Juan Basin Royalty Trust (a)	3,908,035	19,970,059
Schlumberger Ltd.	15,336,977	786,940,290
Scotts Miracle-Gro Co. (The)	1,614,331	107,740,451
Synchrony Financial	10,542,022	304,453,595
Teradata Corp.* (a)	12,190,179	443,722,516
Texas Instruments, Inc.	2,493,377	231,460,187
Tiffany & Co.	1,638,891	182,408,568
Travelers Cos., Inc. (The)	575,655	72,031,710
UGI Corp.	3,379,074	179,293,666

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares		Value ($)
United States — 36.5% (continued)
Union Pacific Corp.		3,392,742	496,086,735
Universal Health Services, Inc., Class B		1,969,033	239,355,651
US Bancorp		7,819,459	408,723,122
Varian Medical Systems, Inc.*		2,150,273	256,678,088
Visa, Inc., Class A		935,693	128,985,280
Vista Outdoor, Inc.* (a)		3,252,457	40,655,713
Weyerhaeuser Co., REIT		23,709,923	631,395,250
Willis Towers Watson plc		2,058,297	294,665,799
WR Berkley Corp.		4,386,051	332,901,271
Xilinx, Inc.		2,691,151	229,743,561
			18,661,043,024
Total Common Stocks (Cost $29,124,389,744)			38,370,892,701
	Ounces
Commodities — 8.4%
Gold bullion* (Cost $3,796,826,237)		3,532,469	4,296,577,677
	Principal Amount ($)
Foreign Government Securities — 1.2%
Indonesia — 0.1%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	965,460,000,000	63,751,923
Malaysia — 0.0% (c)
Malaysia Government Bond 3.66%, 10/15/2020	MYR	54,021,000	12,943,700
Mexico — 0.5%
Mexican Bonos 5.00%, 12/11/2019	MXN	764,192,000	36,198,697
6.50%, 6/10/2021	MXN	1,813,760,000	84,867,887
6.50%, 6/9/2022	MXN	2,337,520,000	107,432,768
			228,499,352
Poland — 0.2%
Poland Government Bond 3.25%, 7/25/2019	PLN	306,347,000	80,981,983

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)		Value ($)
Singapore — 0.4%
Singapore Government Bond 3.25%, 9/1/2020	SGD	119,604,000	88,183,071
2.25%, 6/1/2021	SGD	147,741,000	106,937,968
			195,121,039
Venezuela, Bolivarian Republic of — 0.0%
Venezuela Government Bond (Oil Indexed Payment Obligation) Zero Coupon, 4/15/2020‡ (b)(d)(e)		53,230	—
Total Foreign Government Securities (Cost $627,890,008)			581,297,997
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 1.13%, 1/15/2019 (Cost $113,860,704)		114,023,000	113,758,712
Corporate Bonds — 0.0% (c)
United States — 0.0% (c)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡ (Cost $4,935,985)		5,467,000	5,425,998
Short-Term Investments — 14.7%
Commercial Paper — 14.7%
ABB Treasury Center USA, Inc. 2.26%, 12/18/2018 (f)		80,460,000	80,209,180
American Honda Finance Corp. 2.14%, 11/9/2018 (f)		30,675,000	30,657,860
2.16%, 11/26/2018 (f)		30,500,000	30,449,578
2.19%, 11/27/2018 (f)		45,000,000	44,922,577
2.23%, 12/5/2018 (f)		28,160,000	28,096,429
2.23%, 12/6/2018 (f)		19,233,000	19,188,303
2.39%, 1/11/2019 (f)		52,895,000	52,638,565
2.41%, 1/18/2019 (f)		58,142,000	57,830,937
Anthem, Inc. 2.35%, 11/1/2018 (f)		3,323,000	3,322,783

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 14.7% (continued)
Apple, Inc. 2.20%, 12/4/2014 (f)(g)	50,000,000	49,892,853
2.16%, 11/6/2018 (f)(g)	18,295,000	18,288,267
2.18%, 11/9/2018 (f)(g)	37,815,000	37,794,060
2.15%,11/13/2018 (f)(g)	111,551,000	111,461,372
2.14%, 11/14/2018 (f)(g)	68,317,000	68,257,807
2.17%, 11/15/2018 (f)(g)	65,490,000	65,429,149
2.17%, 11/19/2018 (f)(g)	43,317,000	43,265,835
2.21%, 12/6/2018 (f)(g)	36,723,000	36,639,492
2.22%, 12/13/2018 (f)(g)	40,239,000	40,128,935
2.25%, 1/4/2019 (f)(g)	74,825,000	74,510,621
2.26%, 1/9/2019 (f)(g)	15,377,000	15,307,244
2.29%, 1/11/2019 (f)(g)	78,511,000	78,144,197
2.32%, 1/18/2019 (f)(g)	89,449,000	88,988,698
BP Capital Markets plc 2.31%, 12/5/2018 (f)	18,343,000	18,300,646
2.31%, 12/7/2018 (f)	72,501,000	72,323,431
2.31%, 12/14/2018 (f)	38,466,000	38,352,649
2.31%, 12/17/2018 (f)	80,460,000	80,205,476
2.37%, 1/3/2019 (f)	42,048,000	41,861,718
2.40%, 1/10/2019 (f)	36,866,000	36,682,558
2.42%, 1/14/2019 (f)	84,921,000	84,471,626
2.42%, 1/15/2019 (f)	79,607,000	79,179,457
2.48%, 1/17/2019 (f)	56,532,000	56,219,293
Chevron Corp. 2.16%, 12/11/2018 (f)	106,168,000	105,895,098
2.08%, 11/7/2018 (f)	117,222,000	117,172,311
2.03%, 11/19/2018 (f)	50,000,000	49,941,206
2.03%, 11/21/2018 (f)	50,000,000	49,934,900
2.08%, 11/29/2018 (f)	18,267,000	18,233,920
2.14%, 12/12/2018 (f)	55,226,000	55,080,517
Coca-Cola Co. (The) 2.23%, 11/8/2018 (f)	20,853,000	20,842,652
2.14%, 11/19/2018 (f)	47,390,000	47,333,525
2.11%, 11/27/2018 (f)	43,415,000	43,340,956

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 14.7% (continued)
2.29%, 1/3/2019 (f)	21,796,000	21,704,786
2.27%, 1/4/2019 (f)	804,000	800,581
EI du Pont de Nemours & Co. 2.42%, 11/8/2018 (f)	36,250,000	36,230,618
2.32%, 11/9/2018 (f)	50,182,000	50,151,740
2.51%, 11/16/2018 (f)	36,971,000	36,930,710
2.49%, 12/10/2018 (f)	30,581,000	30,493,912
2.49%, 12/11/2018 (f)	25,109,000	25,035,622
Engie SA 2.20%, 11/16/2018 (f)	52,392,000	52,340,260
2.13%, 11/23/2018 (f)	29,241,000	29,199,227
2.22%, 12/5/2018 (f)	61,546,000	61,410,770
2.23%, 12/7/2018 (f)	79,220,000	79,035,664
Eni Finance USA, Inc. 2.37%, 11/1/2018 (f)	4,952,000	4,951,674
Erste Abwicklungsanstalt 2.25%, 11/2/2018 (f)(g)	109,652,000	109,638,555
2.44%, 1/9/2019 (f)(g)	71,333,000	70,991,791
2.44%, 1/10/2019 (f)(g)	39,803,000	39,609,575
Exxon Mobil Corp. 2.12%, 11/8/2018 (f)	58,772,000	58,743,463
2.20%, 12/4/2018 (f)	41,247,000	41,159,233
2.15%, 12/12/2018 (f)	57,700,000	57,547,999
General Dynamics Corp. 2.06%, 11/1/2018 (f)	45,945,000	45,942,160
Henkel US Operations Corp. 2.21%, 11/2/2018 (f)	19,445,000	19,442,594
2.21%, 11/5/2018 (f)	54,887,000	54,869,962
Hitachi America Capital Ltd. 2.37%, 11/1/2018 (f)	18,244,000	18,242,798
IBM Credit LLC 2.16%, 11/7/2018 (f)	62,250,000	62,223,008
2.19%, 11/28/2018 (f)	36,817,000	36,751,826
2.21%, 12/6/2018 (f)	41,600,000	41,504,569
Intel Corp. 2.21%, 12/20/2018 (f)	100,000,000	99,679,583
2.21%, 12/21/2018 (f)	50,000,000	49,836,446

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 14.7% (continued)
2.21%, 12/26/2018 (f)	50,000,000	49,819,478
2.21%, 12/27/2018 (f)	50,000,000	49,816,096
International Business Machines Corp. 2.21%, 12/18/2018 (f)	100,000,000	99,693,067
2.24%, 12/19/2018 (f)	63,306,000	63,107,472
Kreditanstalt fuer Wiederaufbau 2.13%, 11/5/2018 (f)	87,526,000	87,498,527
2.16%, 11/13/2018 (f)	17,071,000	17,057,068
LVMH Moet Hennessy Louis Vuitton, Inc. 2.30%, 11/16/2018 (f)	60,000,000	59,938,613
2.35%, 12/18/2018 (f)	32,191,000	32,088,933
MetLife Short Term Funding LLC 2.21%, 11/2/2018 (f)	41,786,000	41,780,830
2.21%, 11/6/2018 (f)	75,000,000	74,972,025
2.13%, 11/8/2018 (f)	73,635,000	73,598,314
2.24%, 11/16/2018 (f)	50,000,000	49,949,733
2.26%, 11/30/2018 (f)	50,000,000	49,904,583
2.25%, 12/10/2018 (f)	49,488,000	49,360,816
2.29%, 12/17/2018 (f)	40,239,000	40,116,543
2.32%, 12/19/2018 (f)	59,300,000	59,111,371
2.43%, 1/7/2019 (f)	54,935,000	54,683,575
Nestle Capital Corp. 2.13%, 11/1/2018 (f)	56,839,000	56,835,539
2.13%, 11/2/2018 (f)	26,637,000	26,633,753
2.31%, 11/13/2018 (f)	80,865,000	80,800,524
2.31%, 11/14/2018 (f)	87,152,000	87,077,131
2.18%, 11/19/2018 (f)	55,200,000	55,135,382
2.10%, 11/20/2018 (f)	43,906,000	43,851,850
Nestle Finance International Ltd. 2.24%, 12/14/2018 (f)	64,203,000	64,021,027
Novartis Finance Corp. 2.27%, 12/12/2018 (f)	79,607,000	79,394,503
NRW Bank 2.16%, 11/5/2014 (f)	64,975,000	64,954,930
2.15%, 11/1/2018 (f)	170,658,000	170,647,515
2.33%, 1/16/2019 (f)	95,418,000	94,942,269

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 14.7% (continued)
Oesterreichische Kontrollbank AG 2.17%, 11/15/2018 (f)	56,200,000	56,147,547
Pfizer, Inc. 2.16%, 12/13/2018 (f)	160,434,000	159,995,168
2.29%, 1/10/2019 (f)	111,274,000	110,759,373
2.30%, 1/14/2019 (f)	80,809,000	80,413,373
Philip Morris International, Inc. 2.20%, 11/13/2018 (f)	32,911,000	32,884,224
2.20%, 11/15/2018 (f)	32,911,000	32,880,009
2.20%, 11/16/2018 (f)	29,826,000	29,796,015
2.18%, 11/21/2018 (f)	53,165,000	53,094,539
Praxair, Inc. 2.18%, 11/9/2018 (f)	47,849,000	47,822,420
Procter & Gamble Co. (The) 2.26%, 1/7/2019 (f)	37,413,000	37,247,776
Province of Quebec Canada 2.04%, 11/6/2018 (f)	33,161,000	33,148,797
2.04%, 11/7/2018 (f)	21,839,000	21,829,615
2.04%, 11/9/2018 (f)	33,402,000	33,383,504
2.10%, 11/15/2018 (f)	55,854,000	55,802,102
2.18%, 12/3/2018 (f)	65,125,000	64,989,665
2.20%, 12/19/2018 (f)	32,350,000	32,248,991
PSP Capital, Inc. 2.16%, 11/14/2018 (f)(g)	135,000,000	134,882,505
2.15%, 11/16/2018 (f)(g)	33,850,000	33,816,270
2.15%, 11/20/2018 (f)(g)	75,000,000	74,906,250
2.21%, 12/3/2018 (f)(g)	30,461,000	30,397,672
2.25%, 12/10/2018 (f)(g)	31,264,000	31,184,555
2.37%, 1/11/2019 (f)(g)	85,979,000	85,566,645
QUALCOMM, Inc. 2.32%, 12/5/2018 (f)	65,471,000	65,318,871
Roche Holdings, Inc. 2.21%, 11/20/2018 (f)	50,750,000	50,686,845
Rockwell Automation, Inc. 2.46%, 1/10/2019 (f)	78,553,000	78,163,366
Sanofi 2.32%, 11/16/2018 (f)	30,153,000	30,123,088

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 14.7% (continued)
2.24%, 12/14/2018 (f)	33,182,000	33,087,870
2.25%, 12/17/2018 (f)	94,878,000	94,589,387
Siemens Capital Co. LLC 2.24%, 12/3/2018 (f)	69,917,000	69,774,399
2.24%, 12/10/2018 (f)	65,266,000	65,102,110
Total Capital Canada Ltd. 2.16%, 11/6/2018 (f)	85,651,000	85,619,409
2.23%, 12/4/2018 (f)	105,280,000	105,047,430
2.27%, 12/6/2018 (f)	72,501,000	72,331,058
2.36%, 1/3/2019 (f)	83,743,000	83,385,845
2.36%, 1/4/2019 (f)	36,723,000	36,563,735
2.36%, 1/16/2019 (f)	50,059,000	49,798,818
Unilever Capital Corp. 2.12%, 11/19/2018 (f)	100,000,000	99,880,828
2.15%, 11/26/2018 (f)	21,318,000	21,283,020
Walt Disney Co. (The) 2.31%, 1/18/2019 (f)	100,000,000	99,466,311
Total Commercial Paper (Cost $7,516,524,694)		7,515,476,679
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.98% (h) (Cost $240,743)	240,743	240,743
Total Short-Term Investments (Cost $7,516,765,437)		7,515,717,422
Total Investments — 99.5% (Cost $41,184,668,115)		50,883,670,507
Other Assets Less Liabilities — 0.5%		257,477,067
Net Assets — 100.0%		51,141,147,574

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $17,553,847, which represents approximately 0.03% of net assets of the Fund.

(c)  Represents less than 0.05% of net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

(d)  Variable or floating rate security, linked to the referenced benchmark.

(e)  Defaulted security.

(f)  The rate shown was the current yield as of October 31, 2018.

(g)  Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(h)  Represents 7-day effective yield as of October 31, 2018.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,054,963,501
Aggregate gross unrealized depreciation	(2,916,908,531)
Net unrealized appreciation	$9,138,054,970
Federal income tax cost	$41,813,157,138

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	410,244,670	EUR	343,963,000	Goldman Sachs	11/14/2018	$20,289,871
USD	45,739,097	GBP	33,862,000	Goldman Sachs	11/14/2018	2,434,407
USD	257,587,240	JPY	28,020,340,000	Goldman Sachs	11/14/2018	9,045,395
USD	158,677,793	EUR	133,824,000	JPMorgan Chase Bank	12/12/2018	6,566,528
USD	43,593,767	GBP	32,717,000	JPMorgan Chase Bank	12/12/2018	1,691,306
USD	337,860,958	JPY	37,299,174,000	JPMorgan Chase Bank	12/12/2018	6,186,855
USD	49,996,227	EUR	42,608,000	UBS AG	01/16/2019	1,386,148
USD	108,314,736	GBP	83,486,000	UBS AG	01/16/2019	1,159,206
USD	88,819,280	JPY	9,734,149,000	UBS AG	01/16/2019	1,949,116
USD	162,928,983	EUR	137,780,000	HSBC Bank plc	02/13/2019	5,339,596
USD	49,927,143	GBP	37,856,000	HSBC Bank plc	02/13/2019	1,268,573
USD	255,157,864	JPY	28,202,216,000	HSBC Bank plc	02/13/2019	2,890,283
USD	162,358,359	EUR	137,586,000	Bank of New York Mellon	05/15/2019	3,729,737
USD	45,322,150	GBP	33,888,000	Bank of New York Mellon	05/15/2019	1,569,871
USD	342,550,690	JPY	37,779,573,000	Bank of New York Mellon	05/15/2019	2,034,709
Net unrealized appreciation						$67,541,601

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Abbreviations

ADR  — American Depositary Receipt

CVA  — Dutch Certification

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

Affiliated Securities

Security Description	Shares at October 31, 2018	Market Value October 31, 2017	Purchases at Cost	Proceeds from Sales
Berkeley Group Holdings plc	6,602,948	$366,860,523	$—	$(44,384,164)
Chofu Seisakusho Co. Ltd.	3,346,500	83,273,333	—	(1,555,163)
Emin Leydier SA^	—	53,816,069	—	(74,327,127)
Flowserve Corp.	8,414,508	370,827,368	—	—
Hirose Electric Co. Ltd.	2,622,015	367,409,683	5,321,634	—
Hornbach Holding AG & Co. KGaA	1,181,422	101,162,948	—	—
Mills Music Trust	31,592	770,845	—	—
Namyang Dairy Products Co. Ltd.	39,989	23,439,818	—	—
NOW, Inc.*	5,851,664	73,262,833	—	—
NSC Groupe	38,717	5,740,670	—	(2,420,028)
Orbital ATK, Inc.^	—	491,057,511	—	(496,857,257)
Sabeton SA	385,000	11,077,141	—	—
San Juan Basin Royalty Trust	3,908,035	29,427,504	—	—
T Hasegawa Co. Ltd.	3,002,800	67,686,317	—	(6,948,991)
Teradata Corp.*	12,190,179	407,761,488	—	—
Vista Outdoor, Inc.*	3,252,457	68,008,876	—	—
Total		$2,521,582,927	$5,321,634	$(626,492,730)

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2018

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2018	Dividend/ Interest Income	Capital Gain Distributions
Berkeley Group Holdings plc	$26,776,597	$(54,145,460)	$295,107,496	$8,070,856	$—
Chofu Seisakusho Co. Ltd.	127,037	(14,084,184)	67,761,023	869,039	—
Emin Leydier SA^	74,152,999	(53,641,941)	—	110,565	—
Flowserve Corp.	—	15,398,549	386,225,917	6,395,026	—
Hirose Electric Co. Ltd.	—	(122,832,787)	249,898,530	7,388,654	—
Hornbach Holding AG & Co. KGaA	—	(23,086,063)	78,076,885	1,769,466	—
Mills Music Trust	—	(47,072)	723,773	84,627	—
Namyang Dairy Products Co. Ltd.	—	(2,349,573)	21,090,245	29,151	—
NOW, Inc.*	—	1,872,533	75,135,366	—	—
NSC Groupe	(2,667,280)	2,745,231	3,398,593	122,259	—
Orbital ATK, Inc.^	309,084,986	(303,285,240)	—	3,546,342	—
Sabeton SA	—	(729,954)	10,347,187	83,640	—
San Juan Basin Royalty Trust	—	(9,457,445)	19,970,059	1,834,850	—
T Hasegawa Co. Ltd.	1,772,806	(9,190,732)	53,319,400	952,284	—
Teradata Corp.*	—	35,961,028	443,722,516	—	—
Vista Outdoor, Inc.*	—	(27,353,163)	40,655,713	—	—
Total	$409,247,145	$(564,226,273)	$1,745,432,703	$31,256,759	$—

*Non-income producing security.

^Represents an unaffiliated issuer as of October 31, 2018.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

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First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2018 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Overseas Fund	Class A	without sales load	-7.27	2.47	7.51
		with sales load	-11.90	1.43	6.95
MSCI EAFE Index			-6.85	2.02	6.89
Consumer Price Index			2.52	1.61	1.56

Asset Allocation* (%)

Sectors* (%)
Industrials	13.4
Financials	12.1
Consumer Staples	10.8
Materials	10.7
Commodities	8.4
Communication Services	6.3
Health Care	5.6
Consumer Discretionary	5.5
Real Estate	4.5
Energy	4.1
Information Technology	3.4
Foreign Government Securities	1.9
U.S. Treasury Obligations	0.2
Short-Term Investments	13.1

Countries*~ (%)

Japan	20.8
United States	10.1
United Kingdom	9.9
France	9.3
Canada	6.7
Hong Kong	5.7
Switzerland	3.6
South Korea	3.5
Singapore	2.4
Germany	2.1
Sweden	1.9
Mexico	1.6
Thailand	1.3
Brazil	0.9
Chile	0.8
Norway	0.8
Taiwan	0.7
Belgium	0.7
Netherlands	0.7
Australia	0.6
Denmark	0.6
Greece	0.5
Ireland	0.4
Poland	0.3
Russia	0.3
Israel	0.2
Indonesia	0.2
Turkey	0.1
Italy	0.1
Africa	0.1
Malaysia	0.0	^
Short-Term Investments	13.1

^Less than 0.05%.

*Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~Country allocations reﬂect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption in urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	8.3
KDDI Corp. (Wireless Telecommunication Services, Japan)	2.4
FANUC Corp. (Machinery, Japan)	2.4
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	2.1
Sompo Holdings, Inc. (Insurance, Japan)	2.0
Danone SA (Food Products, France)	2.0
Nestle SA (Registered) (Food Products, Switzerland)	1.9
Nutrien Ltd. (Chemicals, Canada)	1.9
TechnipFMC plc (Energy Equipment & Services, United Kingdom)	1.7
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development, Japan)	1.6
Total	26.3

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Common Stocks — 75.4%
Africa — 0.1%
Randgold Resources Ltd., ADR	118,663	9,319,792
Australia — 0.6%
Newcrest Mining Ltd.	6,277,234	91,887,495
Belgium — 0.7%
Groupe Bruxelles Lambert SA	907,727	84,421,421
Sofina SA	98,473	18,834,583
		103,256,004
Brazil — 0.9%
Cielo SA	35,837,586	127,114,372
Canada — 6.6%
Agnico Eagle Mines Ltd.	1,977,932	69,865,045
Barrick Gold Corp.	6,244,857	78,372,955
Canadian Natural Resources Ltd.	1,096,974	30,098,143
Cenovus Energy, Inc.	6,627,505	56,068,692
Franco-Nevada Corp.	882,841	55,138,583
Goldcorp, Inc.	5,488,932	49,510,167
Imperial Oil Ltd.	6,877,585	214,824,942
Nutrien Ltd.	5,208,451	275,683,311
Power Corp. of Canada	3,181,347	65,683,476
Wheaton Precious Metals Corp.	4,232,770	69,544,411
		964,789,725
Chile — 0.8%
Cia Cervecerias Unidas SA, ADR	4,800,004	120,336,100
Denmark — 0.6%
ISS A/S	2,727,957	89,589,324
France — 9.2%
Bouygues SA	2,577,374	93,895,510
Cie de Saint-Gobain	4,172,299	157,176,436
Danone SA	4,115,540	291,435,322
Laurent-Perrier (a)	558,938	57,307,183
Legrand SA	653,934	42,702,517
Legris Industries SA*‡ (a)(b)(c)	905,366	27,728,513
Rexel SA	7,346,731	93,651,126

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
France — 9.2% (continued)
Robertet SA (a)	191,299	113,537,596
Robertet SA CI (non-voting)‡ (b)	51,500	21,395,984
Sabeton SA	100,000	2,687,581
Sanofi	2,263,796	202,294,097
Sodexo SA	1,610,285	164,372,842
Wendel SA	493,657	63,966,169
		1,332,150,876
Germany — 2.1%
Hamburger Hafen und Logistik AG	1,426,565	30,219,061
HeidelbergCement AG	2,561,826	173,856,849
Hornbach Holding AG & Co. KGaA	385,305	25,463,733
Telefonica Deutschland Holding AG	19,522,787	75,893,361
		305,433,004
Greece — 0.5%
JUMBO SA	5,055,719	73,612,488
Hong Kong — 5.6%
CK Asset Holdings Ltd.	13,982,500	90,994,594
Great Eagle Holdings Ltd.	22,777,700	104,018,879
Guoco Group Ltd.	7,806,340	131,515,187
Hang Lung Properties Ltd.	63,003,162	114,204,154
Hopewell Holdings Ltd.	20,708,981	63,986,673
Hysan Development Co. Ltd.	17,500,405	82,071,603
Jardine Matheson Holdings Ltd.	3,666,900	211,739,409
Jardine Strategic Holdings Ltd.	233,600	7,847,219
Swire Properties Ltd.	4,561,319	15,587,518
		821,965,236
Ireland — 0.4%
CRH plc	2,108,597	62,963,769
Israel — 0.2%
Israel Chemicals Ltd.	5,848,076	33,685,036
Italy — 0.1%
Italmobiliare SpA	519,057	11,464,243
First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Japan — 20.5%
As One Corp. (a)	1,183,340	84,236,921
Chofu Seisakusho Co. Ltd. (a)	1,842,500	37,307,541
Daiichikosho Co. Ltd.	2,415,680	111,497,489
FANUC Corp.	1,989,540	346,114,432
Hirose Electric Co. Ltd.	1,168,730	111,389,107
Hoya Corp.	2,326,830	131,642,269
Kansai Paint Co. Ltd.	3,559,930	52,602,574
KDDI Corp.	14,346,200	347,175,902
Keyence Corp.	347,800	169,907,191
Maezawa Kasei Industries Co. Ltd. (a)	837,200	8,330,873
Mitsubishi Electric Corp.	6,383,800	80,815,346
Mitsubishi Estate Co. Ltd.	15,022,050	240,079,411
MS&AD Insurance Group Holdings, Inc.	4,008,600	120,407,270
Nagaileben Co. Ltd.	1,687,224	37,794,762
Nissin Foods Holdings Co. Ltd.	907,930	58,542,851
NTT DOCOMO, Inc.	7,050,600	174,846,732
Secom Co. Ltd.	3,748,800	306,920,193
Shimano, Inc.	750,470	102,495,605
SK Kaken Co. Ltd.	87,561	37,135,543
SMC Corp.	305,490	97,370,238
Sompo Holdings, Inc.	7,108,700	293,202,161
T Hasegawa Co. Ltd.	1,906,436	33,851,746
		2,983,666,157
Mexico — 0.7%
Fresnillo plc	5,813,900	63,046,329
Industrias Penoles SAB de CV	2,246,692	31,665,436
		94,711,765
Netherlands — 0.6%
HAL Trust	583,076	93,635,136
Norway — 0.8%
Orkla ASA	13,188,419	113,806,983
Russia — 0.3%
Gazprom PJSC, ADR	8,419,603	39,811,992

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Singapore — 1.8%
ComfortDelGro Corp. Ltd.	32,779,415	53,373,497
Haw Par Corp. Ltd. (a)	23,079,313	214,106,178
		267,479,675
South Korea — 3.5%
Fursys, Inc. (a)	872,463	22,509,247
Hyundai Mobis Co. Ltd.	461,565	77,100,674
Kia Motors Corp.	5,054,863	126,349,957
KT&G Corp.	2,026,271	180,685,232
Lotte Confectionery Co. Ltd.	104,605	14,613,046
Lotte Corp.*	621,610	26,009,227
Namyang Dairy Products Co. Ltd.	22,950	12,103,857
Namyang Dairy Products Co. Ltd. (Preference)	27,183	4,413,018
NongShim Co. Ltd.	203,663	39,036,260
		502,820,518
Sweden — 1.9%
Industrivarden AB, Class C	1,031,319	21,421,617
Investor AB, Class A	3,013,030	131,392,976
Investor AB, Class B	2,096,088	90,815,873
Svenska Handelsbanken AB, Class A	2,696,400	29,309,442
		272,939,908
Switzerland — 3.6%
Cie Financiere Richemont SA (Registered)	871,464	63,695,863
Nestle SA (Registered)	3,289,839	277,738,436
Pargesa Holding SA	2,413,791	177,196,511
		518,630,810
Taiwan — 0.7%
Taiwan Secom Co. Ltd.	8,545,694	24,325,844
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,060,731	78,513,851
		102,839,695
Thailand — 1.3%
Bangkok Bank PCL, NVDR	25,697,959	160,616,689
Bangkok Bank PCL	15,000	96,067
Thai Beverage PCL	52,214,985	23,584,067
		184,296,823

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares		Value ($)
Turkey — 0.1%
AG Anadolu Grubu Holding A/S		5,893,909	12,002,361
United Kingdom — 9.7%
Berkeley Group Holdings plc		2,568,676	114,802,592
British American Tobacco plc		5,198,018	225,335,471
BT Group plc		22,262,999	68,169,437
Diageo plc		3,139,106	108,523,645
GlaxoSmithKline plc		6,551,859	126,894,844
Hiscox Ltd.		3,277,703	68,085,732
Liberty Global plc, Class C*		2,684,482	67,219,429
Linde plc		668,941	109,749,298
Lloyds Banking Group plc		255,626,572	186,540,860
TechnipFMC plc		9,437,980	248,218,874
Unilever NV, CVA		669,808	35,992,132
WPP plc		5,126,141	58,006,037
			1,417,538,351
United States — 1.5%
Newmont Mining Corp.		1,695,641	52,429,220
Royal Gold, Inc.		551,449	42,257,537
Willis Towers Watson plc		841,188	120,424,474
			215,111,231
Total Common Stocks (Cost $8,678,500,634)			10,966,858,869
	Ounces
Commodities — 8.3%
Gold bullion* (Cost $943,190,896)		991,296	1,205,722,763
	Principal Amount ($)
Foreign Government Securities — 1.9%
Indonesia — 0.2%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	436,483,000,000	28,822,147
Malaysia — 0.0% (d)
Malaysia Government Bond 3.66%, 10/15/2020	MYR	25,956,000	6,219,187

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)		Value ($)
Mexico — 0.9%
Mexican Bonos 5.00%, 12/11/2019	MXN	480,074,000	22,740,428
6.50%, 6/10/2021	MXN	1,025,590,000	47,988,519
6.50%, 6/9/2022	MXN	1,264,500,000	58,116,609
			128,845,556
Poland — 0.3%
Poland Government Bond 3.25%, 7/25/2019	PLN	157,760,000	41,703,420
Singapore — 0.5%
Singapore Government Bond 3.25%, 9/1/2020	SGD	53,521,000	39,460,605
2.25%, 6/1/2021	SGD	46,160,000	33,411,555
			72,872,160
Total Foreign Government Securities (Cost $302,543,669)			278,462,470
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 1.13%, 1/15/2019 (Cost $35,925,792)		35,977,000	35,893,611
Short-Term Investments — 12.9%
Commercial Paper — 12.9%
ABB Treasury Center USA, Inc. 2.26%, 12/18/2018 (e)		17,436,000	17,381,646
American Honda Finance Corp. 2.23%, 12/5/2018 (e)		6,103,000	6,089,222
2.23%, 12/6/2018 (e)		5,767,000	5,753,598
2.39%, 1/11/2019 (e)		17,105,000	17,022,075
2.41%, 1/18/2019 (e)		6,858,000	6,821,309
Anthem, Inc. 2.35%, 11/1/2018 (e)		10,993,000	10,992,282
Apple, Inc. 2.16%, 11/6/2018 (e)(f)		6,705,000	6,702,532
2.18%, 11/9/2018 (e)(f)		11,585,000	11,578,585
2.17%, 11/13/2018 (e)(f)		13,449,000	13,438,194
2.15%, 11/14/2018 (e)(f)		6,683,000	6,677,210

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 12.9% (continued)
2.17%, 11/15/2018 (e)(f)	9,510,000	9,501,164
2.17%, 11/19/2018 (e)(f)	6,683,000	6,675,106
2.21%, 12/6/2018 (e)(f)	13,277,000	13,246,808
2.22%, 12/13/2018 (e)(f)	9,761,000	9,734,301
2.25%, 1/4/2019 (e)(f)	25,175,000	25,069,226
2.26%, 1/9/2019 (e)(f)	5,173,000	5,149,533
2.29%, 1/11/2019 (e)(f)	25,389,000	25,270,383
2.32%, 1/18/2019 (e)(f)	10,551,000	10,496,705
BP Capital Markets plc 2.31%, 12/5/2018 (e)	6,193,000	6,178,700
2.31%, 12/7/2018 (e)	24,477,000	24,417,051
2.31%, 12/14/2018 (e)	11,534,000	11,500,012
2.31%, 12/17/2018 (e)	17,436,000	17,380,844
2.37%, 1/3/2019 (e)	15,202,000	15,134,652
2.40%, 1/10/2019 (e)	13,134,000	13,068,646
2.42%, 1/14/2019 (e)	15,079,000	14,999,207
2.42%, 1/15/2019 (e)	20,393,000	20,283,476
2.48%, 1/17/2019 (e)	6,668,000	6,631,116
Chevron Corp. 2.15%, 12/11/2018 (e)	68,832,000	68,655,070
2.08%, 11/7/2018 (e)	17,778,000	17,770,464
2.08%, 11/29/2018 (e)	11,133,000	11,112,839
2.14%, 12/12/2018 (e)	19,774,000	19,721,909
Coca-Cola Co. (The) 2.23%, 11/8/2018 (e)	4,147,000	4,144,942
2.11%, 11/27/2018 (e)	6,585,000	6,573,770
2.29%, 1/3/2019 (e)	3,554,000	3,539,127
2.27%, 1/4/2019 (e)	396,000	394,316
EI du Pont de Nemours & Co. 2.42%, 11/8/2018 (e)	12,239,000	12,232,456
2.32%, 11/9/2018 (e)	17,968,000	17,957,165
2.51%, 11/16/2018 (e)	6,029,000	6,022,430
2.49%, 12/10/2018 (e)	7,419,000	7,397,872
2.49%, 12/11/2018 (e)	6,091,000	6,073,200

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 12.9% (continued)
Engie SA 2.20%, 11/16/2018 (e)	7,608,000	7,600,487
2.13%, 11/23/2018 (e)	19,382,000	19,354,312
2.22%, 12/5/2018 (e)	18,454,000	18,413,452
2.23%, 12/7/2018 (e)	34,060,000	33,980,746
Eni Finance USA, Inc. 2.37%, 11/1/2018 (e)	16,381,000	16,379,922
Erste Abwicklungsanstalt 2.25%, 11/2/2018 (e)(f)	40,348,000	40,343,053
2.44%, 1/9/2019 (e)(f)	12,667,000	12,606,410
2.44%, 1/10/2019 (e)(f)	10,197,000	10,147,447
Exxon Mobil Corp. 2.10%, 11/8/2018 (e)	38,362,000	38,343,373
2.20%, 12/4/2018 (e)	17,734,000	17,696,265
2.15%, 12/12/2018 (e)	17,300,000	17,254,426
General Dynamics Corp. 2.06%, 11/1/2018 (e)	36,755,000	36,752,728
Henkel US Operations Corp. 2.21%, 11/2/2018 (e)	7,155,000	7,154,115
2.21%, 11/5/2018 (e)	13,963,000	13,958,665
Hitachi America Capital Ltd. 2.37%, 11/1/2018 (e)	60,353,000	60,349,023
IBM Credit LLC 2.19%, 11/28/2018 (e)	13,183,000	13,159,663
International Business Machines Corp. 2.24%, 12/19/2018 (e)	16,429,000	16,377,479
Kreditanstalt fuer Wiederaufbau 2.13%, 11/5/2018 (e)	12,474,000	12,470,085
2.16%, 11/13/2018 (e)	10,404,000	10,395,509
LVMH Moet Hennessy Louis Vuitton, Inc. 2.35%, 12/18/2018 (e)	7,809,000	7,784,240
MetLife Short Term Funding LLC 2.21%, 11/2/2018 (e)	15,314,000	15,312,105
2.13%, 11/8/2018 (e)	26,365,000	26,351,864
2.25%, 12/10/2018 (e)	14,912,000	14,873,676
2.29%, 12/17/2018 (e)	9,761,000	9,731,295
2.43%, 1/7/2019 (e)	17,765,000	17,683,694

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 12.9% (continued)
Nestle Capital Corp. 2.13%, 11/1/2018 (e)	11,161,000	11,160,320
2.13%, 11/2/2018 (e)	9,763,000	9,761,810
2.31%, 11/13/2018 (e)	19,135,000	19,119,743
2.31%, 11/14/2018 (e)	12,848,000	12,836,963
2.10%, 11/20/2018 (e)	11,394,000	11,379,948
Nestle Finance International Ltd. 2.24%, 12/14/2018 (e)	16,662,000	16,614,774
Novartis Finance Corp. 2.27%, 12/12/2018 (e)	20,393,000	20,338,564
NRW Bank 2.16%, 11/5/2014 (e)	10,025,000	10,021,903
2.14%, 11/1/2018 (e)	13,892,000	13,891,147
Pfizer, Inc. 2.16%, 12/13/2018 (e)	9,166,000	9,140,928
2.30%, 1/10/2019 (e)	32,126,000	31,977,422
2.30%, 1/14/2019 (e)	28,791,000	28,650,044
Philip Morris International, Inc. 2.20%, 11/13/2018 (e)	13,433,000	13,422,071
2.20%, 11/15/2018 (e)	13,433,000	13,420,350
2.20%, 11/16/2018 (e)	19,770,000	19,750,125
2.18%, 11/21/2018 (e)	35,241,000	35,194,294
Praxair, Inc. 2.18%, 11/9/2018 (e)	31,717,000	31,699,381
Procter & Gamble Co. (The) 2.26%, 1/7/2019 (e)	12,587,000	12,531,413
Province of Quebec Canada 2.04%, 11/6/2018 (e)	36,839,000	36,825,443
2.04%, 11/7/2018 (e)	24,261,000	24,250,575
2.04%, 11/9/2018 (e)	24,398,000	24,384,490
2.10%, 11/15/2018 (e)	19,146,000	19,128,210
2.18%, 12/3/2018 (e)	41,775,000	41,688,188
2.20%, 12/19/2018 (e)	7,913,000	7,888,292
PSP Capital, Inc. 2.21%, 12/3/2018 (e)(f)	19,539,000	19,498,379
2.25%, 12/10/2018 (e)(f)	8,536,000	8,514,309
2.37%, 1/11/2019 (e)(f)	14,021,000	13,953,755

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 12.9% (continued)
QUALCOMM, Inc. 2.32%, 12/5/2018 (e)	28,149,000	28,083,593
Roche Holdings, Inc. 2.21%, 11/20/2018 (e)	17,134,000	17,112,678
Rockwell Automation, Inc. 2.46%, 1/10/2019 (e)	21,447,000	21,340,620
Sanofi 2.32%, 11/16/2018 (e)	5,997,000	5,991,051
2.24%, 12/14/2018 (e)	61,281,000	61,107,159
2.25%, 12/17/2018 (e)	24,622,000	24,547,102
Siemens Capital Co. LLC 2.24%, 12/3/2018 (e)	27,549,000	27,492,812
Total Capital Canada Ltd. 2.16%, 11/6/2018 (e)	37,749,000	37,735,077
2.23%, 12/4/2018 (e)	8,520,000	8,501,179
2.27%, 12/6/2018 (e)	24,477,000	24,419,626
2.36%, 1/3/2019 (e)	41,302,000	41,125,852
2.36%, 1/4/2019 (e)	13,277,000	13,219,418
2.36%, 1/16/2019 (e)	11,441,000	11,381,535
Unilever Capital Corp. 2.15%, 11/26/2018 (e)	23,682,000	23,643,140
Total Commercial Paper (Cost $1,876,255,997)		1,876,006,860
	Shares
Investment Companies — 0.0% (d)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.98% (g) (Cost $103,474)	103,474	103,474
Total Short-Term Investments (Cost $1,876,359,471)		1,876,110,334
Total Investments — 98.7% (Cost $11,836,520,462)		14,363,048,047
Other Assets Less Liabilities — 1.3%		184,378,867
Net Assets — 100.0%		14,547,426,914

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

(b)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $49,124,497, which represents approximately 0.34% of net assets of the Fund.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

(d)  Represents less than 0.05% of net assets.

(e)  The rate shown was the current yield as of October 31, 2018.

(f)  Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(g)  Represents 7-day effective yield as of October 31, 2018.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,362,344,134
Aggregate gross unrealized depreciation	(1,494,177,315)
Net unrealized appreciation	$1,868,166,819
Federal income tax cost	$12,532,610,665

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Legris Industries SA	04/30/04	$23,433,066	$30.63

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	252,666,339	EUR	211,844,000	Goldman Sachs	11/14/2018	$12,496,365
USD	32,350,463	GBP	23,950,000	Goldman Sachs	11/14/2018	1,721,813
USD	146,966,088	JPY	15,986,971,000	Goldman Sachs	11/14/2018	5,160,839
USD	84,540,650	EUR	71,299,000	JPMorgan Chase Bank	12/12/2018	3,498,527
USD	18,501,068	GBP	13,885,000	JPMorgan Chase Bank	12/12/2018	717,786
USD	181,064,095	JPY	19,989,114,000	JPMorgan Chase Bank	12/12/2018	3,315,617
USD	25,629,403	EUR	21,842,000	UBS AG	01/16/2019	710,576
USD	44,372,377	GBP	34,201,000	UBS AG	01/16/2019	474,882
USD	34,249,464	JPY	3,753,570,000	UBS AG	01/16/2019	751,596
USD	86,113,017	EUR	72,821,000	HSBC Bank plc	02/13/2019	2,822,142
USD	21,989,520	GBP	16,673,000	HSBC Bank plc	02/13/2019	558,721
USD	116,386,688	JPY	12,864,046,000	HSBC Bank plc	02/13/2019	1,318,362
USD	101,385,176	EUR	85,916,000	Bank of New York Mellon	05/15/2019	2,329,046
USD	22,491,224	GBP	16,817,000	Bank of New York Mellon	05/15/2019	779,052
USD	180,830,853	JPY	19,943,654,000	Bank of New York Mellon	05/15/2019	1,074,113
Net unrealized appreciation						$37,729,437

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Abbreviations

ADR  — American Depositary Receipt

CVA  — Dutch Certification

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SGD  — Singapore Dollar

USD  — United States Dollar

Affiliated Securities

Security Description	Shares at October 31, 2018	Market Value October 31, 2017	Purchases at Cost	Proceeds from Sales
As One Corp.	1,183,340	$71,451,190	$—	$(8,082,034)
Chofu Seisakusho Co. Ltd.	1,842,500	45,665,265	—	(673,830)
Emin Leydier SA^	—	51,993,413	—	(72,582,815)
Fursys, Inc.	872,463	26,243,587	—	—
Haw Par Corp. Ltd.	23,079,313	228,338,184	—	(24,029,106)
Laurent-Perrier	558,938	52,418,364	—	—
Legris Industries SA*‡ (b)(c)	905,366	34,348,829	—	—
Maezawa Kasei Industries Co. Ltd.	837,200	12,682,521	—	(3,389,190)
Robertet SA	191,299	108,188,782	—	(21,655,306)
Total		$631,330,135	$—	$(130,412,281)

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2018

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2018	Dividend/ Interest Income	Capital Gain Distributions
As One Corp.	$5,223,569	$15,644,196	$84,236,921	$1,399,581	$—
Chofu Seisakusho Co. Ltd.	55,274	(7,739,168)	37,307,541	478,439	—
Emin Leydier SA^	63,324,560	(42,735,158)	—	64,494	—
Fursys, Inc.	—	(3,734,340)	22,509,247	508,865	—
Haw Par Corp. Ltd.	12,693,125	(2,896,025)	214,106,178	4,605,950	—
Laurent-Perrier	—	4,888,819	57,307,183	581,408	—
Legris Industries SA*‡ (b)(c)	—	(6,620,316)	27,728,513	—	—
Maezawa Kasei Industries Co. Ltd.	(961,045)	(1,413)	8,330,873	218,825	—
Robertet SA	15,663,038	11,341,082	113,537,596	1,008,761	—
Total	$95,998,521	$(31,852,323)	$565,064,052	$8,866,323	$—

*  Non-income producing security.

^  Represents an unaffiliated issuer as of October 31, 2018.

‡  Value determined using significant unobservable inputs.

(b)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such affiliated securities at October 31, 2018 amounted to $27,728,513, which represents approximately 0.19% of net assets of the Fund.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

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First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2018 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One-Year	Five-Years	Ten-Years
First Eagle U.S. Value Fund	Class A	without sales charge	2.01	6.30	9.37
		with sales charge	-3.10	5.21	8.81
S&P 500 Index			7.35	11.34	13.24
Consumer Price Index			2.52	1.61	1.56

Asset Allocation* (%)

Sectors* (%)

Financials	16.3
Information Technology	12.2
Commodities	10.0
Energy	9.2
Industrials	9.1
Communication Services	7.9
Materials	5.3
Health Care	4.3
Consumer Staples	3.1
Real Estate	2.6
Consumer Discretionary	1.7
Utilities	0.7
Short-Term Investments	17.6

^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Fund Overview | October 31, 2018

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	9.9
Oracle Corp. (Software, United States)	4.4
Omnicom Group, Inc. (Media, United States)	3.2
Comcast Corp. (Media, United States)	3.0
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	2.6
Alleghany Corp. (Insurance, United States)	2.5
Schlumberger Ltd. (Energy Equipment & Services, United States)	2.3
Teradata Corp. (IT Services, United States)	2.3
Flowserve Corp. (Machinery, United States)	2.0
BB&T Corp. (Banks, United States)	2.0
Total	34.2

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Common Stocks — 70.4%
Air Freight & Logistics — 1.1%
CH Robinson Worldwide, Inc.	230,405	20,512,957
Banks — 3.5%
BB&T Corp.	729,608	35,867,529
US Bancorp	520,595	27,211,501
		63,079,030
Capital Markets — 1.9%
Bank of New York Mellon Corp. (The)	728,362	34,473,373
Chemicals — 2.0%
Linde plc (United Kingdom)	60,413	9,996,539
Nutrien Ltd. (Canada)	396,349	20,978,753
Scotts Miracle-Gro Co. (The)	88,434	5,902,085
		36,877,377
Commercial Services & Supplies — 0.3%
Cintas Corp.	32,805	5,966,245
Consumer Finance — 2.6%
American Express Co.	287,462	29,530,971
Synchrony Financial	637,111	18,399,766
		47,930,737
Diversified Consumer Services — 0.4%
H&R Block, Inc.	300,081	7,964,150
Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class A*	66	20,308,530
Electronic Equipment, Instruments & Components — 0.4%
IPG Photonics Corp.*	49,932	6,668,419
Energy Equipment & Services — 5.2%
National Oilwell Varco, Inc.	912,708	33,587,654
Schlumberger Ltd.	822,654	42,210,377
TechnipFMC plc (United Kingdom)	710,652	18,690,148
		94,488,179
Equity Real Estate Investment Trusts (REITs) — 2.6%
Weyerhaeuser Co.	1,773,946	47,240,182
Gas Utilities — 0.7%
UGI Corp.	241,735	12,826,459

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Health Care Equipment & Supplies — 1.5%
DENTSPLY SIRONA, Inc.	269,147	9,320,561
Varian Medical Systems, Inc.*	145,469	17,364,634
		26,685,195
Health Care Providers & Services — 2.8%
Anthem, Inc.	101,140	27,871,150
HCA Healthcare, Inc.	85,014	11,351,919
Universal Health Services, Inc., Class B	104,421	12,693,417
		51,916,486
Household Products — 1.6%
Colgate-Palmolive Co.	492,096	29,304,317
Industrial Conglomerates — 1.6%
3M Co.	155,288	29,545,095
Insurance — 6.5%
Alleghany Corp.	75,164	45,149,512
Brown & Brown, Inc.	538,007	15,161,037
Cincinnati Financial Corp.	124,524	9,792,567
Travelers Cos., Inc. (The)	32,220	4,031,689
Willis Towers Watson plc	161,294	23,090,849
WR Berkley Corp.	282,471	21,439,549
		118,665,203
Interactive Media & Services — 1.8%
Alphabet, Inc., Class A*	7,298	7,959,053
Alphabet, Inc., Class C*	9,165	9,868,597
Facebook, Inc., Class A*	92,579	14,052,566
		31,880,216
Internet & Direct Marketing Retail — 0.4%
Booking Holdings, Inc.*	3,998	7,494,571
IT Services — 3.1%
Mastercard, Inc., Class A	34,640	6,847,289
Teradata Corp.*	1,158,000	42,151,200
Visa, Inc., Class A	50,475	6,957,978
		55,956,467
Leisure Products — 0.2%
Vista Outdoor, Inc.*	326,357	4,079,462

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Machinery — 4.1%
Cummins, Inc.	91,841	12,553,746
Deere & Co.	188,587	25,542,223
Flowserve Corp.	802,902	36,853,202
		74,949,171
Media — 6.2%
Comcast Corp., Class A	1,416,586	54,028,590
Omnicom Group, Inc.	787,030	58,492,070
		112,520,660
Metals & Mining — 3.2%
Agnico Eagle Mines Ltd. (Canada)	205,280	7,250,955
Barrick Gold Corp. (Canada)	787,213	9,879,523
Franco-Nevada Corp. (Canada)	135,713	8,476,071
Goldcorp, Inc. (Canada)	353,962	3,192,737
Newcrest Mining Ltd. (Australia)	758,581	11,104,271
Newmont Mining Corp.	231,844	7,168,617
Randgold Resources Ltd., ADR (Africa)	21,756	1,708,716
Royal Gold, Inc.	121,921	9,342,806
Tahoe Resources, Inc.*	325,000	767,785
		58,891,481
Oil, Gas & Consumable Fuels — 3.7%
Canadian Natural Resources Ltd. (Canada)	142,767	3,917,159
ConocoPhillips	174,862	12,222,854
Devon Energy Corp.	185,963	6,025,201
Exxon Mobil Corp.	417,478	33,264,647
Imperial Oil Ltd. (Canada)	297,287	9,285,914
San Juan Basin Royalty Trust	595,832	3,044,702
		67,760,477
Road & Rail — 1.7%
Union Pacific Corp.	211,561	30,934,449
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	156,714	13,118,529
Texas Instruments, Inc.	133,715	12,412,764
Xilinx, Inc.	149,952	12,801,402
		38,332,695

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Software — 5.9%
Microsoft Corp.	253,089	27,032,436
Oracle Corp.	1,667,597	81,445,438
		108,477,874
Specialty Retail — 0.6%
Tiffany & Co.	101,855	11,336,461
Tobacco — 1.4%
Philip Morris International, Inc.	299,258	26,355,652
Trading Companies & Distributors — 0.2%
NOW, Inc.*	293,998	3,774,934
Total Common Stocks (Cost $871,175,104)		1,287,196,504
	Ounces
Commodities — 9.9%
Gold bullion* (Cost $178,239,069)	149,594	181,952,654
	Principal Amount ($)
Corporate Bonds — 1.8%
Banks — 0.7%
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 12/6/2018 (a)(b)	12,404,000	12,093,900
Health Care Equipment & Supplies — 0.0% (c)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡	600,000	595,500
Oil, Gas & Consumable Fuels — 0.4%
CITGO Petroleum Corp. 6.25%, 8/15/2022 (d)	6,542,000	6,443,870
Software — 0.7%
Veritas US, Inc. 7.50%, 2/1/2023 (d)	4,945,000	4,685,388
10.50%, 2/1/2024 (d)	10,198,000	8,770,280
		13,455,668
Total Corporate Bonds (Cost $32,726,499)		32,588,938

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 17.6%
Commercial Paper — 4.0%
Anthem, Inc. 2.35%, 11/1/2018 (e)	1,124,000	1,123,927
Engie SA (France) 2.13%, 11/23/2018 (e)	6,377,000	6,367,890
2.23%, 12/7/2018 (e)	7,720,000	7,702,036
Eni Finance USA, Inc. (Italy) 2.37%, 11/1/2018 (e)	1,674,000	1,673,890
Exxon Mobil Corp. 2.20%, 12/4/2018 (e)	4,019,000	4,010,448
Hitachi America Capital Ltd. 2.37%, 11/1/2018 (e)	6,168,000	6,167,594
Philip Morris International, Inc. 2.20%, 11/13/2018 (e)	3,656,000	3,653,026
2.20%, 11/15/2018 (e)	3,656,000	3,652,557
2.20%, 11/16/2018 (e)	6,504,000	6,497,461
2.18%, 11/21/2018 (e)	11,594,000	11,578,634
Praxair, Inc. 2.18%, 11/9/2018 (e)	10,434,000	10,428,204
QUALCOMM, Inc. 2.32%, 12/5/2018 (e)	6,380,000	6,365,175
Siemens Capital Co. LLC (Germany) 2.23%, 12/3/2018 (e)	3,234,000	3,227,404
Total Commercial Paper (Cost $72,455,505)		72,448,246
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 1.98% (f) (Cost $43,272)	43,272	43,272

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 13.6%
U.S. Treasury Bills 1.98%, 11/1/2018 (e)	30,000,000	30,000,000
1.98%, 11/8/2018 (e)	20,000,000	19,991,872
2.03%, 11/15/2018 (e)	50,000,000	49,958,924
2.08%, 11/29/2018 (e)	40,000,000	39,932,761
2.02%, 12/6/2018 (e)	20,000,000	19,958,535
2.04%, 12/13/2018 (e)	30,000,000	29,924,925
2.13%, 12/20/2018 (e)	30,000,000	29,912,208
2.22%, 1/3/2019 (e)	30,000,000	29,883,909
Total U.S. Treasury Obligations (Cost $249,576,276)		249,563,134
Total Short-Term Investments (Cost $322,075,053)		322,054,652
Total Investments — 99.7% (Cost $1,404,215,725)		1,823,792,748
Other Assets Less Liabilities — 0.3%		5,385,537
Net Assets — 100.0%		1,829,178,285

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Perpetual security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(b)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(c)  Represents less than 0.05% of net assets.

(d)  Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(e)  The rate shown was the current yield as of October 31, 2018.

(f)  Represents 7-day effective yield as of October 31, 2018.

Abbreviations

ADR  — American Depositary Receipt

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2018

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2018

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$488,583,287
Aggregate gross unrealized depreciation	(64,722,302)
Net unrealized appreciation	$423,860,985
Federal income tax cost	$1,399,931,763

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

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First Eagle Gold Fund

Fund Overview

Data as of October 31, 2018 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund. The Fund's investment objective seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold, and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Gold Fund	Class A	without sales load	-20.73	-5.14	0.44
		with sales load	-24.70	-6.11	-0.07
FTSE Gold Mines Index			-16.57	-4.85	-2.02
MSCI World Index			1.16	6.81	10.02
Consumer Price Index			2.52	1.61	1.56

Asset Allocation* (%)

Sectors* (%)

Materials	75.1
Commodities	22.6
Short-Term Investments	2.3

Countries*~ (%)

Canada	43.3
United States	34.2
Mexico	7.1
Australia	6.6
Africa	4.9
South Africa	1.6
Short-Term Investments	2.3

^Less than 0.05%

*Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~Country allocations reﬂect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with dividends reinvested. The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The index is unmanaged, is available with dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	16.8
Newcrest Mining Ltd. (Metals & Mining, Australia)	6.1
Silver bullion** (Precious Metal)	5.9
Barrick Gold Corp. (Metals & Mining, Canada)	5.4
Wheaton Precious Metals Corp. (Metals & Mining, Canada)	5.3
Royal Gold, Inc. (Metals & Mining, United States)	4.9
Randgold Resources Ltd. (Metals & Mining, Africa)	4.9
Newmont Mining Corp. (Metals & Mining, United States)	4.9
Franco-Nevada Corp. (Metals & Mining, Canada)	4.7
Agnico Eagle Mines Ltd. (Metals & Mining, Canada)	4.6
Total	63.5

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Common Stocks — 75.3%
Africa — 4.9%
Randgold Resources Ltd., ADR	545,974	42,880,798
Australia — 6.6%
Newcrest Mining Ltd.	3,631,329	53,156,171
OceanaGold Corp.	1,406,000	4,047,811
		57,203,982
Canada — 43.4%
Agnico Eagle Mines Ltd.	1,142,787	40,365,829
Alamos Gold, Inc., Class A	2,964,338	11,844,292
B2Gold Corp.*	12,710,500	31,379,183
Barrick Gold Corp.	3,764,173	47,240,371
Detour Gold Corp.*	4,789,049	35,323,534
Dundee Precious Metals, Inc.*	5,355,070	13,993,271
Eldorado Gold Corp.*	4,840,192	3,235,496
Franco-Nevada Corp.	652,710	40,765,556
Goldcorp, Inc.	3,715,245	33,511,510
Guyana Goldfields, Inc.*	1,852,133	2,490,239
Kinross Gold Corp.*	2,797,363	7,245,170
MAG Silver Corp.*	2,710,367	19,476,677
New Gold, Inc.*	6,237,931	4,975,371
Novagold Resources, Inc.*	7,331,809	29,547,190
Orla Mining Ltd.*	2,310,100	2,509,357
Osisko Gold Royalties Ltd.	1,102,197	8,439,474
Wheaton Precious Metals Corp.	2,837,077	46,613,175
		378,955,695
Mexico — 7.2%
Fresnillo plc	3,473,953	37,671,784
Industrias Penoles SAB de CV	1,756,596	24,757,901
		62,429,685
South Africa — 1.6%
AngloGold Ashanti Ltd., ADR	1,515,964	14,265,221

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
United States — 11.6%
Newmont Mining Corp.	1,358,421	42,002,377
Royal Gold, Inc.	563,506	43,181,465
Tahoe Resources, Inc.*	6,835,667	16,148,676
		101,332,518
Total Common Stocks (Cost $793,653,640)		657,067,899
	Ounces
Commodities — 22.7%
Gold bullion*	120,553	146,629,913
Silver bullion*	3,577,528	51,070,641
Total Commodities (Cost $145,936,070)		197,700,554
	Number of Warrants
Warrants — 0.0% (a)
Canada — 0.0% (a)
Osisko Gold Royalties Ltd., expiring 2/26/2019* (Cost $81,620)	59,602	1,471
	Principal Amount ($)
Short-Term Investments — 2.3%
Commercial Paper — 2.3%
Anthem, Inc. 2.35%, 11/1/2018 (b)	2,554,000	2,553,833
Eni Finance USA, Inc. 2.37%, 11/1/2018 (b)	3,807,000	3,806,750
Hitachi America Capital Ltd. 2.37%, 11/1/2018 (b)	14,024,000	14,023,076
Total Commercial Paper (Cost $20,385,001)		20,383,659

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Investment Companies — 0.0% (a)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.98% (c) (Cost $66,251)	66,251	66,251
Total Short-Term Investments (Cost $20,451,252)		20,449,910
Total Investments — 100.3% (Cost $960,122,582)		875,219,834
Liabilities in excess of other assets — (0.3)%		(2,260,932)
Net Assets — 100.0%		872,958,902

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The rate shown was the current yield as of October 31, 2018.

(c)  Represents 7-day effective yield as of October 31, 2018.

Abbreviations

ADR  — American Depositary Receipt

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$218,122,242
Aggregate gross unrealized depreciation	(353,191,938)
Net unrealized depreciation	$(135,069,696)
Federal income tax cost	$1,010,289,530

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

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First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2018 (unaudited)

Investment Objective

The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One-Year	Five-Years	Since Inception (05/01/2012)
First Eagle Global Income Builder	Class A	without sales load	-2.64	3.62	5.43
		with sales load	-7.48	2.56	4.59
Composite Index			0.01	4.93	6.31
MSCI World Index			1.16	6.81	9.19
Bloomberg Barclays U.S. Aggregate Bond Index			-2.05	1.83	1.68

Asset Allocation* (%)

Sectors* (%)
Industrials	14.5
Consumer Staples	14.3
Financials	11.3
Energy	8.4
Health Care	7.8
Materials	7.4
Information Technology	7.0
Communication Services	6.5
Consumer Discretionary	6.4
Commodities	4.1
U.S. Treasury Obligations	3.9
Real Estate	3.6
Foreign Government Securities	1.3
Utilities	0.4
Short-Term Investments	3.1

Countries*~ (%)

United States	50.4
United Kingdom	8.9
Japan	5.3
France	5.1
Hong Kong	4.8
Canada	4.3
Germany	2.9
Switzerland	2.6
Netherlands	1.6
Belgium	1.4
South Korea	1.3
Mexico	1.3
Sweden	1.0
Singapore	0.8
Thailand	0.8
Chile	0.7
Norway	0.6
Denmark	0.5
Brazil	0.5
Australia	0.4
Austria	0.4
Taiwan	0.4
Russia	0.2
Ireland	0.2
New Zealand	0.2
Poland	0.1
Malaysia	0.1
Indonesia	0.1
Short-Term Investments	3.1

^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~Country allocations reﬂect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pasthroughs), ABS and CMBS. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	4.1
Nestle SA (Registered) (Food Products, Switzerland)	2.3
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	1.8
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	1.5
British American Tobacco plc (Tobacco, United Kingdom)	1.5
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	1.3
KDDI Corp. (Wireless Telecommunication Services, Japan)	1.3
BI-LO Holding Finance LLC, First Lien Term Loan B (Food & Staples Retailing, United States)	1.3
Danone SA (Food Products, France)	1.3
Nutrien Ltd. (Chemicals, Canada)	1.2
Total	17.6

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Common Stocks — 55.9%
Austria — 0.4%
Mayr Melnhof Karton AG	39,074	4,947,951
Belgium — 1.3%
Groupe Bruxelles Lambert SA	195,927	18,221,817
Brazil — 0.5%
Cielo SA	1,861,348	6,602,121
Canada — 2.7%
Agnico Eagle Mines Ltd.	144,891	5,117,879
Franco-Nevada Corp.	49,135	3,068,768
Goldcorp, Inc.	173,654	1,566,359
Nutrien Ltd.	318,641	16,865,668
Power Corp. of Canada	290,080	5,989,118
Wheaton Precious Metals Corp.	260,483	4,279,736
		36,887,528
Chile — 0.7%
Cia Cervecerias Unidas SA, ADR	373,175	9,355,497
Quinenco SA	200,388	523,165
		9,878,662
Denmark — 0.5%
ISS A/S	202,239	6,641,767
France — 5.0%
Bouygues SA	140,537	5,119,860
Cie de Saint-Gobain	228,828	8,620,276
Danone SA	239,370	16,950,600
Legrand SA	43,918	2,867,888
LVMH Moet Hennessy Louis Vuitton SE	4,980	1,510,959
Rexel SA	503,696	6,420,774
Sanofi	167,783	14,993,184
Sodexo SA	91,100	9,299,202
Thermador Groupe	37,992	2,041,669
		67,824,412

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Germany — 1.3%
Hamburger Hafen und Logistik AG	94,185	1,995,130
HeidelbergCement AG	145,035	9,842,717
Telefonica Deutschland Holding AG	1,590,230	6,181,899
		18,019,746
Hong Kong — 4.8%
CK Asset Holdings Ltd.	1,425,000	9,273,542
Great Eagle Holdings Ltd.	1,749,774	7,990,689
Guoco Group Ltd.	67,700	1,140,557
Hang Lung Properties Ltd.	3,067,764	5,560,854
Hopewell Holdings Ltd.	1,488,890	4,600,377
Hysan Development Co. Ltd.	1,193,083	5,595,198
Jardine Matheson Holdings Ltd.	361,400	20,868,478
Mandarin Oriental International Ltd.	4,571,800	8,643,610
Swire Properties Ltd.	370,445	1,265,932
		64,939,237
Ireland — 0.2%
CRH plc	77,242	2,306,485
Japan — 5.3%
FANUC Corp.	57,500	10,003,106
Hoya Corp.	140,600	7,954,557
KDDI Corp.	747,500	18,089,388
Mitsubishi Electric Corp.	338,500	4,285,221
Mitsubishi Estate Co. Ltd.	137,600	2,199,096
NTT DOCOMO, Inc.	421,700	10,457,673
Secom Co. Ltd.	145,700	11,928,690
Sompo Holdings, Inc.	163,900	6,760,144
		71,677,875
Malaysia — 0.1%
British American Tobacco Malaysia Bhd.	255,200	1,895,937
Mexico — 0.5%
Fresnillo plc	646,614	7,011,926
Netherlands — 0.5%
HAL Trust	40,466	6,498,363

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
New Zealand — 0.2%
SKY Network Television Ltd.	1,350,999	1,981,022
Norway — 0.6%
Orkla ASA	993,802	8,575,828
Russia — 0.2%
Gazprom PJSC, ADR	687,492	3,250,798
Singapore — 0.5%
ComfortDelGro Corp. Ltd.	3,305,600	5,382,385
Overseas Education Ltd.	8,290,100	1,825,420
		7,207,805
South Korea — 1.3%
Kia Motors Corp.	214,165	5,353,209
KT&G Corp.	143,173	12,766,923
		18,120,132
Sweden — 1.0%
Industrivarden AB, Class C	94,347	1,959,690
Investor AB, Class A	232,453	10,136,869
Svenska Handelsbanken AB, Class A	129,000	1,402,210
		13,498,769
Switzerland — 2.6%
Cie Financiere Richemont SA (Registered)	53,528	3,912,396
Nestle SA (Registered)	368,179	31,082,816
		34,995,212
Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	124,153	4,730,229
Thailand — 0.8%
Bangkok Bank PCL, NVDR	1,343,800	8,398,982
Thai Beverage PCL	5,650,400	2,552,130
		10,951,112
United Kingdom — 7.0%
Berkeley Group Holdings plc	229,710	10,266,496
British American Tobacco plc	477,551	20,701,964
BT Group plc	1,226,496	3,755,538
Diageo plc	238,505	8,245,479
Domino's Pizza Group plc	606,857	2,195,491

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
United Kingdom — 7.0% (continued)
GlaxoSmithKline plc	819,716	15,876,064
Hiscox Ltd.	303,226	6,298,729
Linde plc	60,776	10,010,088
Lloyds Banking Group plc	13,262,055	9,677,848
Ultra Electronics Holdings plc	170,723	3,137,977
Unilever NV, CVA	38,931	2,091,957
WPP plc	251,367	2,844,402
		95,102,033
United States — 17.5%
3M Co.	47,526	9,042,297
American Express Co.	32,262	3,314,275
Analog Devices, Inc.	51,493	4,310,479
Anthem, Inc.	30,549	8,418,388
Bank of New York Mellon Corp. (The)	63,500	3,005,455
BB&T Corp.	243,499	11,970,411
CH Robinson Worldwide, Inc.	91,502	8,146,423
Cincinnati Financial Corp.	43,369	3,410,538
Colgate-Palmolive Co.	206,601	12,303,090
ConocoPhillips	45,065	3,150,043
Cummins, Inc.	18,007	2,461,377
Deere & Co.	60,783	8,232,450
Exxon Mobil Corp.	299,494	23,863,682
Flowserve Corp.	70,228	3,223,465
H&R Block, Inc.	100,083	2,656,203
Microsoft Corp.	124,209	13,266,763
National Oilwell Varco, Inc.	142,073	5,228,286
Omnicom Group, Inc.	175,959	13,077,273
Oracle Corp.	236,436	11,547,534
Philip Morris International, Inc.	128,974	11,358,740
Royal Gold, Inc.	38,328	2,937,075
San Juan Basin Royalty Trust	356,080	1,819,569
Schlumberger Ltd.	319,142	16,375,176
Synchrony Financial	119,394	3,448,099
Texas Instruments, Inc.	66,834	6,204,200

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
United States — 17.5% (continued)
Tiffany & Co.	43,165	4,804,264
Travelers Cos., Inc. (The)	10,696	1,338,390
UGI Corp.	92,192	4,891,708
Union Pacific Corp.	68,028	9,947,054
US Bancorp	29,088	1,520,430
Weyerhaeuser Co., REIT	604,889	16,108,194
Willis Towers Watson plc	14,861	2,127,501
Xilinx, Inc.	55,714	4,756,304
		238,265,136
Total Common Stocks (Cost $716,556,276)		760,031,903
	Principal Amount ($)
Corporate Bonds — 27.5%
Australia — 0.4%
Ausdrill Finance Pty. Ltd. 6.88%, 11/1/2019 (a)	2,795,000	2,795,000
Nufarm Australia Ltd. 5.75%, 4/30/2026 (a)	2,633,000	2,458,564
		5,253,564
Canada — 1.5%
Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019 (a)	2,901,000	2,871,298
Methanex Corp. 3.25%, 12/15/2019	7,800,000	7,755,388
New Gold, Inc. 6.25%, 11/15/2022 (a)	2,476,000	2,154,120
Open Text Corp. 5.63%, 1/15/2023 (a)	7,229,000	7,284,302
5.88%, 6/1/2026 (a)	398,000	399,990
		20,465,098
France — 0.1%
Electricite de France SA 2.15%, 1/22/2019 (a)	514,000	512,787
6.50%, 1/26/2019 (a)	629,000	634,327
		1,147,114

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Germany — 1.5%
Bayer US Finance LLC 2.38%, 10/8/2019 (a)	2,577,000	2,555,618
Fresenius Medical Care US Finance II, Inc. 5.63%, 7/31/2019 (a)	9,929,000	10,083,908
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/2021 (a)	2,494,000	2,592,513
IHO Verwaltungs GmbH 4.12%, 9/15/2021 (a)(b)	1,950,000	1,891,500
4.50%, 9/15/2023 (a)(b)	3,455,216	3,217,670
		20,341,209
Netherlands — 1.1%
NXP BV 4.13%, 6/1/2021 (a)	2,953,000	2,934,544
4.63%, 6/1/2023 (a)	4,847,000	4,804,589
Shell International Finance BV 1.38%, 9/12/2019	426,000	420,572
2.13%, 5/11/2020	1,946,000	1,916,087
2.25%, 11/10/2020	4,824,000	4,740,204
		14,815,996
United Kingdom — 1.3%
Ashtead Capital, Inc. 5.25%, 8/1/2026 (a)	378,000	371,990
BP Capital Markets plc 1.68%, 5/3/2019	2,356,000	2,341,365
Inmarsat Finance plc 4.88%, 5/15/2022 (a)	1,645,000	1,611,310
6.50%, 10/1/2024 (a)	3,780,000	3,728,025
Jaguar Land Rover Automotive plc 4.13%, 12/15/2018 (a)	4,480,000	4,475,520
5.63%, 2/1/2023 (a)	2,457,000	2,340,293
Lloyds Banking Group plc 3.00%, 1/11/2022	1,250,000	1,213,859
(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (c)	2,090,000	1,986,503
		18,068,865

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 21.6%
AbbVie, Inc. 2.00%, 11/6/2018	12,623,000	12,622,081
ACCO Brands Corp. 5.25%, 12/15/2024 (a)	10,340,000	9,616,200
Aircastle Ltd. 4.63%, 12/15/2018	891,000	892,782
6.25%, 12/1/2019	4,859,000	4,993,594
7.63%, 4/15/2020	2,525,000	2,660,649
5.50%, 2/15/2022	4,919,000	5,092,395
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	3,493,000	3,545,395
6.25%, 3/15/2026	2,351,000	2,221,695
American Express Credit Corp. 1.70%, 10/30/2019	4,038,000	3,984,466
Andeavor Logistics LP 3.50%, 12/1/2022	111,000	108,371
Aramark Services, Inc. 5.13%, 1/15/2024	5,970,000	5,940,150
5.00%, 4/1/2025 (a)	1,343,000	1,322,855
4.75%, 6/1/2026	1,076,000	1,024,890
5.00%, 2/1/2028 (a)	194,000	184,057
Berry Global, Inc. 5.50%, 5/15/2022	1,145,000	1,145,000
Block Financial LLC 4.13%, 10/1/2020	2,474,000	2,492,200
BWX Technologies, Inc. 5.38%, 7/15/2026 (a)	704,000	705,760
CCO Holdings LLC 5.25%, 9/30/2022	1,459,000	1,466,295
Centene Corp. 4.75%, 5/15/2022	2,036,000	2,038,545
4.75%, 1/15/2025	2,941,000	2,904,855
Charles River Laboratories International, Inc. 5.50%, 4/1/2026 (a)	350,000	349,125
Charter Communications Operating LLC 4.46%, 7/23/2022	2,306,000	2,333,025
4.91%, 7/23/2025	3,845,000	3,861,380

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 21.6% (continued)
CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	13,847,000	13,639,295
Cloud Peak Energy Resources LLC 12.00%, 11/1/2021	7,707,000	6,516,268
CNH Industrial Capital LLC 3.88%, 10/15/2021	3,225,000	3,211,629
CVS Health Corp. (ICE LIBOR USD 3 Month + 0.72%), 3.05%, 3/9/2021 (c)	963,000	968,126
DCP Midstream Operating LP 5.35%, 3/15/2020 (a)	8,902,000	9,002,147
4.75%, 9/30/2021 (a)	2,859,000	2,866,147
6.45%, 11/3/2036 (a)	1,545,000	1,595,213
Dell International LLC 3.48%, 6/1/2019 (a)	1,610,000	1,612,016
4.42%, 6/15/2021 (a)	4,220,000	4,255,011
6.02%, 6/15/2026 (a)	3,103,000	3,215,480
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	1,619,000	1,594,715
Discover Bank 2.60%, 11/13/2018	2,921,000	2,920,481
Dollar Tree, Inc. (ICE LIBOR USD 3 Month + 0.70%), 3.15%, 4/17/2020 (c)	95,000	95,077
3.70%, 5/15/2023	95,000	92,590
Energizer Gamma Acquisition BV 4.63%, 7/15/2026 (a)	2,632,000	3,052,682
EW Scripps Co. (The) 5.13%, 5/15/2025 (a)	3,493,000	3,283,420
GameStop Corp. 5.50%, 10/1/2019 (a)	13,340,000	13,340,000
Harland Clarke Holdings Corp. 6.88%, 3/1/2020 (a)	3,133,000	3,078,172
HCA, Inc. 6.50%, 2/15/2020	2,154,000	2,224,005
5.38%, 9/1/2026	10,424,000	10,345,820
IQVIA, Inc. 4.88%, 5/15/2023 (a)	6,321,000	6,253,871

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 21.6% (continued)
John Deere Capital Corp. 2.35%, 1/8/2021	2,561,000	2,517,675
KFC Holding Co. 5.00%, 6/1/2024 (a)	600,000	591,750
KLX, Inc. 5.88%, 12/1/2022 (a)	3,408,000	3,510,240
Kroger Co. (The) 2.30%, 1/15/2019	12,795,000	12,780,275
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	4,015,000	3,932,572
4.88%, 11/1/2026 (a)	803,000	774,895
Lennar Corp. 4.12%, 12/1/2018 (d)	1,815,000	1,812,731
Marathon Petroleum Corp. 4.75%, 12/15/2023 (a)	3,219,000	3,315,769
5.13%, 12/15/2026 (a)	1,609,000	1,651,235
Meredith Corp. 6.88%, 2/1/2026 (a)	1,716,000	1,716,000
Molson Coors Brewing Co. 1.90%, 3/15/2019	1,938,000	1,928,570
1.45%, 7/15/2019	3,813,000	3,767,616
NBCUniversal Enterprise, Inc. 1.97%, 4/15/2019 (a)	2,500,000	2,489,813
Philip Morris International, Inc. 1.88%, 1/15/2019	3,174,000	3,167,919
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (a)	3,300,000	3,077,250
5.88%, 9/30/2027 (a)	3,343,000	3,025,415
Plantronics, Inc. 5.50%, 5/31/2023 (a)	3,656,000	3,564,600
Post Holdings, Inc. 5.50%, 3/1/2025 (a)	1,076,000	1,041,030
Spectrum Brands, Inc. 5.75%, 7/15/2025	1,520,000	1,478,200
Sprint Capital Corp. 6.90%, 5/1/2019	3,774,000	3,823,402
Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (a)(d)	2,803,500	2,775,465

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018
Investments	Principal Amount ($)	Value ($)
United States — 21.6% (continued)
Symantec Corp. 3.95%, 6/15/2022	2,040,000	1,973,110
Synchrony Financial 2.60%, 1/15/2019	7,042,000	7,032,493
3.00%, 8/15/2019	1,977,000	1,968,920
Targa Resources Partners LP 4.13%, 11/15/2019	4,787,000	4,787,000
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (a)	3,107,000	3,068,163
TEGNA, Inc. 5.13%, 7/15/2020	4,641,000	4,641,000
Teleflex, Inc. 5.25%, 6/15/2024	1,428,000	1,442,280
4.63%, 11/15/2027	824,000	768,380
UnitedHealth Group, Inc. 1.70%, 2/15/2019	845,000	842,334
1.95%, 10/15/2020	2,092,000	2,044,409
USG Corp. 4.88%, 6/1/2027 (a)	850,000	851,859
Valvoline, Inc. 4.38%, 8/15/2025	979,000	903,127
Veritas US, Inc. 7.50%, 2/1/2023 (a)	2,838,000	2,689,005
Vulcan Materials Co. (ICE LIBOR USD 3 Month + 0.65%), 2.97%, 3/1/2021 (c)	3,834,000	3,839,689
4.50%, 4/1/2025	10,940,000	10,894,685
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 12/6/2018 (c)(e)	6,773,000	6,603,675
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,695,000	4,689,131
5.38%, 6/15/2024	2,693,000	2,605,478
Western Digital Corp. 4.75%, 2/15/2026	4,523,000	4,178,121
		293,233,211
Total Corporate Bonds (Cost $376,989,382)		373,325,057

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Ounces	Value ($)
Commodities — 4.1%
Gold bullion* (Cost $56,212,542)	45,273	55,065,632
	Principal Amount ($)
U.S. Treasury Obligations — 3.8%
U.S. Treasury Notes 1.63%, 6/30/2019	9,640,000	9,578,997
1.63%, 6/30/2020	9,650,000	9,458,508
2.63%, 7/31/2020	14,500,000	14,441,094
1.13%, 6/30/2021	9,770,000	9,324,625
2.13%, 6/30/2022	9,588,000	9,310,098
		52,113,322
Total U.S. Treasury Obligations (Cost $53,138,795)		52,113,322
Loan Assignments — 2.9%
United States — 2.9%
BI-LO Holding Finance LLC, First Lien Term Loan B (ICE LIBOR USD 3 Month + 8.00%), 10.36%, 5/15/2024 (c)	17,206,875	16,970,281
Caelus Energy Alaska 03 LLC, Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.84%, 4/15/2020‡ (c)	6,778,000	6,201,870
OSG Bulk Ships, Inc., First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.77%, 8/5/2019‡ (c)	5,103,195	5,047,928
Osum Productions Corp., Term Loan (ICE LIBOR USD 3 Month + 5.50%), 7.89%, 7/31/2020‡ (c)	5,925,791	5,451,727
Zebra Technologies Corp., Term Loan B (ICE LIBOR USD 6 Month + 1.75%), 4.06%, 10/27/2021 (c)	6,319,066	6,335,748
		40,007,554
Total Loan Assignments (Cost $40,581,274)		40,007,554

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)		Value ($)
Foreign Government Securities — 1.3%
Indonesia — 0.1%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	24,166,000,000	1,595,746
Mexico — 0.8%
Mexican Bonos 6.50%, 6/10/2021	MXN	103,280,000	4,832,588
6.50%, 6/9/2022	MXN	121,300,000	5,574,966
			10,407,554
Poland — 0.1%
Poland Government Bond 3.25%, 7/25/2019	PLN	7,185,000	1,899,335
Singapore — 0.3%
Singapore Government Bond 3.25%, 9/1/2020	SGD	1,568,000	1,156,074
2.25%, 6/1/2021	SGD	3,839,000	2,778,747
			3,934,821
Total Foreign Government Securities (Cost $19,200,477)			17,837,456
	Shares
Closed End Funds — 0.5%
United Kingdom — 0.5%
Caledonia Investments plc (Cost $6,917,625)		196,518	6,891,251
Preferred Stocks — 0.1%
United States — 0.1%
General American Investors Co., Inc., Series B 5.95%, 1/11/2019 (e)		4,712	121,522
MetLife, Inc., Series A(ICE LIBOR USD 3 Month + 1.00%, 4.00% Floor), 4.00%, 1/11/2019 (c)(e)		67,936	1,620,274
Total Preferred Stocks (Cost $1,760,123)			1,741,796

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 3.1%
Commercial Paper — 0.9%
Anthem, Inc. 2.35%, 11/1/2018 (f)	1,530,000	1,529,900
Eni Finance USA, Inc. 2.37%, 11/1/2018 (f)	2,279,000	2,278,850
Hitachi America Capital Ltd. 2.37%, 11/1/2018 (f)	8,398,000	8,397,447
Total Commercial Paper (Cost $12,207,000)		12,206,197
U.S. Treasury Obligations — 2.2%
U.S. Treasury Bills 2.02%, 12/6/2018 (f)	15,000,000	14,968,901
2.13%, 12/20/2018 (f)	15,000,000	14,956,104
Total U.S. Treasury Obligations (Cost $29,927,404)		29,925,005
	Shares
Investment Companies — 0.0% (g)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.98% (h) (Cost $2,198)	2,198	2,198
Total Short-Term Investments (Cost $42,136,602)		42,133,400
Total Investments — 99.2% (Cost $1,313,493,096)		1,349,147,371
Other Assets Less Liabilities — 0.8%		10,940,065
Net Assets — 100.0%		1,360,087,436

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  Payment in-kind security.

(c)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(d)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

(e)  Perpetual security. The rate reflected was the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(f)  The rate shown was the current yield as of October 31, 2018.

(g)  Represents less than 0.05% of net assets.

(h)  Represents 7-day effective yield as of October 31, 2018.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$107,189,210
Aggregate gross unrealized depreciation	(76,291,414)
Net unrealized appreciation	$30,897,796
Federal income tax cost	$1,320,067,733

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,034,027	EUR	6,736,000	Goldman Sachs	11/14/2018	$397,347
USD	2,049,088	GBP	1,517,000	Goldman Sachs	11/14/2018	109,060
USD	3,155,902	JPY	343,299,000	Goldman Sachs	11/14/2018	110,822
USD	6,091,044	EUR	5,137,000	JPMorgan Chase Bank	12/12/2018	252,064
USD	1,765,496	GBP	1,325,000	JPMorgan Chase Bank	12/12/2018	68,496
USD	3,633,263	JPY	401,105,000	JPMorgan Chase Bank	12/12/2018	66,532
USD	4,220,720	EUR	3,597,000	UBS AG	01/16/2019	117,020
USD	4,735,510	GBP	3,650,000	UBS AG	01/16/2019	50,680
USD	795,237	JPY	87,154,000	UBS AG	01/16/2019	17,451
USD	6,676,564	EUR	5,646,000	HSBC Bank plc	02/13/2019	218,808
USD	1,489,004	GBP	1,129,000	HSBC Bank plc	02/13/2019	37,833
USD	3,596,403	JPY	397,505,000	HSBC Bank plc	02/13/2019	40,738
USD	3,170,446	EUR	2,654,000	Bank of New York Mellon	04/17/2019	118,332
USD	6,946,954	EUR	5,887,000	Bank of New York Mellon	05/15/2019	159,587
USD	900,077	GBP	673,000	Bank of New York Mellon	05/15/2019	31,177
USD	3,739,267	JPY	412,400,000	Bank of New York Mellon	05/15/2019	22,211
Net unrealized appreciation						$1,818,158

Abbreviations

ADR  — American Depositary Receipt

CVA  — Dutch Certification

EUR  — Euro

GBP  — British Pound

ICE  — Intercontinental Exchange

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2018

LIBOR  — London Interbank Offered Rate

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

See Notes to Financial Statements.

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First Eagle High Yield Fund

Fund Overview

Data as of October 31, 2018 (unaudited)

Investment Objective

The First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade instruments.

Average Annual Returns^ (%)	One-Year	Five-Years	Ten-Years
First Eagle High Yield Fund Class I	2.74	3.41	10.72
Bloomberg Barclays U.S. Corporate High Yield Index	0.97	4.68	11.20

Asset Allocation* (%)

Sectors* (%)
Energy	19.4
Industrials	15.2
Communication Services	11.8
Consumer Staples	11.1
Consumer Discretionary	10.3
Information Technology	9.2
Materials	8.4
Health Care	5.8
Real Estate	1.7
Financials	1.2
Short-Term Investments	5.9

Countries*~ (%)

United States	77.3
Canada	5.7
United Kingdom	5.5
Germany	1.9
Australia	1.5
Netherlands	1.2
South Korea	0.6
Singapore	0.4
Short-Term Investments	5.9

^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~Country allocations reﬂect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

Top 10 Holdings* (%)

Southeastern Grocers, Inc. (Food & Staples Retailing, United States)	3.2
BI-LO Holding Finance LLC, First Lien Term Loan B (Food & Staples Retailing, United States)	2.2
GameStop Corp. (Specialty Retail, United States)	2.2
Caelus Energy Alaska 03 LLC, Second Lien Term Loan (Oil, Gas & Consumable Fuels, United States)	2.2
Osum Productions Corp., Term Loan (Oil, Gas & Consumable Fuels, United States)	2.1
Aircastle Ltd. (Trading Companies & Distributors, United States)	2.1
CITGO Petroleum Corp. (Oil, Gas & Consumable Fuels, United States)	2.1
Cloud Peak Energy Resources LLC (Oil, Gas & Consumable Fuels, United States)	2.0
Sprint Capital Corp. (Diversified Telecommunication Services, United States)	2.0
EnQuest plc (Oil, Gas & Consumable Fuels, United Kingdom)	1.9
Total	22.0

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 80.8%
Australia — 1.4%
Ausdrill Finance Pty. Ltd. 6.88%, 11/1/2019 (a)	4,114,000	4,114,000
Nufarm Australia Ltd. 5.75%, 4/30/2026 (a)	637,000	594,799
		4,708,799
Canada — 5.6%
Clearwater Seafoods, Inc. 6.88%, 5/1/2025 (a)	1,876,000	1,796,270
Kinross Gold Corp. 4.50%, 7/15/2027	1,868,000	1,671,860
Mercer International, Inc. 5.50%, 1/15/2026	924,000	896,003
New Gold, Inc. 6.25%, 11/15/2022 (a)	5,338,000	4,644,060
Open Text Corp. 5.63%, 1/15/2023 (a)	5,902,000	5,947,150
5.88%, 6/1/2026 (a)	94,000	94,470
Precision Drilling Corp. 7.75%, 12/15/2023	2,068,000	2,150,720
Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (a)	942,000	927,870
		18,128,403
Germany — 1.9%
Fresenius Medical Care US Finance II, Inc. 5.63%, 7/31/2019 (a)	3,790,000	3,849,130
IHO Verwaltungs GmbH 4.12%, 9/15/2021 (a)(b)	800,000	776,000
4.50%, 9/15/2023 (a)(b)	1,609,174	1,498,544
		6,123,674
Netherlands — 1.2%
NXP BV 4.63%, 6/1/2023 (a)	4,013,000	3,977,886
Singapore — 0.4%
Avation Capital SA 6.50%, 5/15/2021 (a)	1,216,000	1,219,040

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
South Korea — 0.6%
MagnaChip Semiconductor Corp. 6.63%, 7/15/2021 (c)	2,202,000	2,069,880
United Kingdom — 5.4%
CNH Industrial NV 4.50%, 8/15/2023	1,880,000	1,894,100
EnQuest plc 7.00%, 4/15/2022 (b)(d)	6,898,957	6,243,556
Inmarsat Finance plc 4.88%, 5/15/2022 (a)	3,593,000	3,519,415
6.50%, 10/1/2024 (a)	948,000	934,965
Jaguar Land Rover Automotive plc 5.63%, 2/1/2023 (a)	790,000	752,475
Virgin Media Secured Finance plc 5.50%, 1/15/2025 (a)	4,285,000	4,172,519
		17,517,030
United States — 64.3%
ACCO Brands Corp. 5.25%, 12/15/2024 (a)	4,362,000	4,056,660
AECOM 5.13%, 3/15/2027	188,000	174,840
Aircastle Ltd. 4.63%, 12/15/2018	6,732,000	6,745,464
7.63%, 4/15/2020	4,515,000	4,757,556
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	2,682,000	2,722,230
6.25%, 3/15/2026	2,996,000	2,831,220
AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	6,161,000	5,937,664
Antero Resources Corp. 5.38%, 11/1/2021	2,259,000	2,261,824
5.63%, 6/1/2023	4,082,000	4,082,000
5.00%, 3/1/2025	942,000	914,917
Aramark Services, Inc. 5.13%, 1/15/2024	3,103,000	3,087,485
5.00%, 4/1/2025 (a)	584,000	575,240
4.75%, 6/1/2026	1,556,000	1,482,090
5.00%, 2/1/2028 (a)	57,000	54,079

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 64.3% (continued)
B&G Foods, Inc. 5.25%, 4/1/2025	3,669,000	3,494,722
Berry Global, Inc. 5.50%, 5/15/2022	332,000	332,000
BWX Technologies, Inc. 5.38%, 7/15/2026 (a)	168,000	168,420
California Resources Corp. 8.00%, 12/15/2022 (a)	4,244,000	3,777,160
CCO Holdings LLC 5.25%, 9/30/2022	427,000	429,135
Centene Corp. 5.63%, 2/15/2021	2,258,000	2,291,870
4.75%, 5/15/2022	3,271,000	3,275,089
CenturyLink, Inc. Series S, 6.45%, 6/15/2021	1,984,000	2,028,640
Series W, 6.75%, 12/1/2023	2,968,000	3,027,360
Charles River Laboratories International, Inc. 5.50%, 4/1/2026 (a)	89,000	88,778
Charter Communications Operating LLC 4.91%, 7/23/2025	465,000	466,981
Chemours Co. (The) 6.63%, 5/15/2023	2,202,000	2,251,545
CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	6,799,000	6,697,015
Cloud Peak Energy Resources LLC 12.00%, 11/1/2021	7,629,000	6,450,320
CNH Industrial Capital LLC 3.38%, 7/15/2019	200,000	199,820
3.88%, 10/15/2021	1,559,000	1,552,536
Cornerstone Chemical Co. 6.75%, 8/15/2024 (a)	1,400,000	1,359,750
Crown Americas LLC 4.50%, 1/15/2023	3,692,000	3,618,160
4.75%, 2/1/2026 (a)	1,844,000	1,740,275
DCP Midstream Operating LP 4.75%, 9/30/2021 (a)	5,186,000	5,198,965
Dell International LLC 3.48%, 6/1/2019 (a)	835,000	836,045
7.13%, 6/15/2024 (a)	4,740,000	5,016,410

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 64.3% (continued)
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	982,000	967,270
EMC Corp. 2.65%, 6/1/2020	3,800,000	3,696,966
Energizer Gamma Acquisition BV 4.63%, 7/15/2026 (a)	652,000	756,211
EW Scripps Co. (The) 5.13%, 5/15/2025 (a)	1,489,000	1,399,660
FirstCash, Inc. 5.38%, 6/1/2024 (a)	1,596,000	1,572,060
Frontier Communications Corp. 7.13%, 3/15/2019	2,894,000	2,901,235
8.50%, 4/1/2026 (a)	584,000	542,390
GameStop Corp. 5.50%, 10/1/2019 (a)	7,251,000	7,251,000
6.75%, 3/15/2021 (a)	200,000	201,500
Genesis Energy LP 6.00%, 5/15/2023	3,702,000	3,489,135
6.50%, 10/1/2025	1,421,000	1,310,872
GLP Capital LP 5.25%, 6/1/2025	3,627,000	3,645,171
Harland Clarke Holdings Corp. 6.88%, 3/1/2020 (a)	4,364,000	4,287,630
HCA Healthcare, Inc. 6.25%, 2/15/2021	2,240,000	2,326,800
HCA, Inc. 5.38%, 9/1/2026	2,419,000	2,400,858
IQVIA, Inc. 4.88%, 5/15/2023 (a)	2,928,000	2,896,905
5.00%, 10/15/2026 (a)	800,000	771,000
JBS USA LUX SA 6.75%, 2/15/2028 (a)	4,607,000	4,439,996
KFC Holding Co. 5.00%, 6/1/2024 (a)	3,845,000	3,792,131
5.25%, 6/1/2026 (a)	600,000	589,500
KLX, Inc. 5.88%, 12/1/2022 (a)	3,594,000	3,701,820
Koppers, Inc. 6.00%, 2/15/2025 (a)	471,000	451,124

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 64.3% (continued)
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	1,939,000	1,899,192
4.88%, 11/1/2026 (a)	388,000	374,420
Men's Wearhouse, Inc. (The) 7.00%, 7/1/2022	1,623,000	1,663,575
Meredith Corp. 6.88%, 2/1/2026 (a)	245,000	245,000
MGIC Investment Corp. 5.75%, 8/15/2023	470,000	481,750
NGL Energy Partners LP 7.50%, 11/1/2023	2,936,000	2,880,950
Party City Holdings, Inc. 6.63%, 8/1/2026 (a)	557,000	541,682
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (a)	1,021,000	952,083
5.88%, 9/30/2027 (a)	638,000	577,390
Plantronics, Inc. 5.50%, 5/31/2023 (a)	1,696,000	1,653,600
Post Holdings, Inc. 5.50%, 3/1/2025 (a)	430,000	416,025
Radian Group, Inc. 4.50%, 10/1/2024	233,000	224,262
SBA Communications Corp. 4.88%, 9/1/2024	1,902,000	1,835,430
Shea Homes LP 5.88%, 4/1/2023 (a)	4,705,000	4,446,225
Silgan Holdings, Inc. 5.50%, 2/1/2022	4,720,000	4,743,600
Spectrum Brands, Inc. 5.75%, 7/15/2025	2,968,000	2,886,380
Sprint Capital Corp. 6.90%, 5/1/2019	6,349,000	6,432,108
Sprint Communications, Inc. 9.00%, 11/15/2018 (a)	4,084,000	4,092,168
7.00%, 8/15/2020	2,000,000	2,070,000
Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (a)(c)	2,179,500	2,157,705
Symantec Corp. 3.95%, 6/15/2022	918,000	887,899

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 64.3% (continued)
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (a)	3,228,000	3,187,650
TEGNA, Inc. 5.13%, 7/15/2020	3,514,000	3,514,000
Teleflex, Inc. 5.25%, 6/15/2024	472,000	476,720
4.63%, 11/15/2027	264,000	246,180
Tennant Co. 5.63%, 5/1/2025	235,000	233,825
Ultra Resources, Inc. 7.13%, 4/15/2025 (a)	3,868,000	1,701,920
USG Corp. 4.88%, 6/1/2027 (a)	360,000	360,788
Valvoline, Inc. 5.50%, 7/15/2024	233,000	231,544
4.38%, 8/15/2025	362,000	333,945
Veritas US, Inc. 7.50%, 2/1/2023 (a)	2,331,000	2,208,623
Weight Watchers International, Inc. 8.63%, 12/1/2025 (a)	2,774,000	2,947,375
WellCare Health Plans, Inc. 5.38%, 8/15/2026 (a)	279,000	278,303
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,523,000	4,517,346
Western Digital Corp. 4.75%, 2/15/2026	531,000	490,511
		209,565,673
Total Corporate Bonds (Cost $266,129,093)		263,310,385
Loan Assignments — 8.5%
United States — 8.5%
BI-LO Holding Finance LLC, First Lien Term Loan B (ICE LIBOR USD 3 Month + 8.00%), 10.36%, 5/15/2024 (e)	7,481,250	7,378,383
BJ's Wholesale Club, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.28%, 2/3/2024 (e)	902,000	903,552

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Principal Amount ($)	Value ($)
United States — 8.5% (continued)
Caelus Energy Alaska 03 LLC, Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.84%, 4/15/2020‡ (e)	7,782,000	7,120,530
OSG Bulk Ships, Inc., First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.77%, 8/5/2019‡ (e)	3,310,048	3,274,200
Osum Productions Corp., Term Loan (ICE LIBOR USD 3 Month + 5.50%), 7.89%, 7/31/2020‡ (e)	7,388,956	6,797,839
Zebra Technologies Corp., Term Loan B (ICE LIBOR USD 6 Month + 1.75%), 4.06%, 10/27/2021 (e)	2,372,257	2,378,519
		27,853,023
Total Loan Assignments (Cost $28,694,229)		27,853,023
	Shares
Common Stocks — 3.2%
United States — 3.2%
Southeastern Grocers, Inc.*‡ (f) (Cost $7,855,278)	257,973	10,393,732
	Principal Amount ($)
Short-Term Investments — 5.8%
Commercial Paper — 5.8%
Anthem, Inc. 2.35%, 11/1/2018 (g)	2,367,000	2,366,845
Eni Finance USA, Inc. 2.37%, 11/1/2018 (g)	3,527,000	3,526,768
Hitachi America Capital Ltd. 2.37%, 11/1/2018 (g)	12,993,000	12,992,144
Total Commercial Paper (Cost $18,887,000)		18,885,757

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Investment Companies — 0.0% (h)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.98% (i) (Cost $1,854)	1,854	1,854
Total Short-Term Investments (Cost $18,888,854)		18,887,611
Total Investments — 98.3% (Cost $321,567,454)		320,444,751
Other Assets Less Liabilities — 1.7%		5,468,076
Net Assets — 100.0%		325,912,827

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  Payment in-kind security.

(c)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2018.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(e)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2018.

(f)  Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2018 amounted to $10,393,732, which represents approximately 3.19% of net assets of the Fund.

(g)  The rate shown was the current yield as of October 31, 2018.

(h)  Represents less than 0.05% of net assets.

(i)  Represents 7-day effective yield as of October 31, 2018.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,549,195
Aggregate gross unrealized depreciation	(8,680,018)
Net unrealized depreciation	$(1,130,823)
Federal income tax cost	$321,604,219

First Eagle Funds | Annual Report | October 31, 2018

First Eagle High Yield Fund | Schedule of Investments | October 31, 2018

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	784,198	EUR	657,000	Bank of New York Mellon	04/17/2019	$28,645
Net unrealized appreciation						$28,645

Abbreviations

EUR  — Euro

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

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First Eagle Fund of America

Fund Overview

Data as of October 31, 2018 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Fund of America Class Y	-11.85	3.13	9.55
S&P 500 Index	7.35	11.34	13.24

Asset Allocation* (%)

Sectors* (%)

Materials	22.9
Information Technology	16.9
Health Care	16.1
Consumer Discretionary	14.0
Industrials	12.8
Financials	5.7
Energy	4.0
Consumer Staples	3.0
Communication Services	0.2
Options Purchased	1.4
Short-Term Investments	3.0

*Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Packaging Corp. of America (Containers & Packaging, United States)	5.9
HP, Inc. (Technology Hardware, Storage & Peripherals, United States)	5.8
Martin Marietta Materials, Inc. (Construction Materials, United States)	4.9
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure, United States)	4.1
Chemours Co. (The) (Chemicals, United States)	3.9
Ball Corp. (Containers & Packaging, United States)	3.7
Anthem, Inc. (Health Care Providers & Services, United States)	3.4
Albemarle Corp. (Chemicals, United States)	3.2
Visteon Corp. (Auto Components, United States)	3.2
ServiceMaster Global Holdings, Inc. (Diversified Consumer Services, United States)	3.1
Total	41.2

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Fund of America | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Common Stocks — 96.0%
Aerospace & Defense — 4.7%
Aerojet Rocketdyne Holdings, Inc.* (a)	1,143,569	40,390,857
General Dynamics Corp. (a)	178,600	30,822,788
		71,213,645
Auto Components — 3.2%
Visteon Corp.*	618,826	48,912,007
Biotechnology — 4.7%
Alexion Pharmaceuticals, Inc.* (a)	270,582	30,324,125
Halozyme Therapeutics, Inc.*	2,173,089	33,748,072
Intrexon Corp.*	739,731	8,551,290
		72,623,487
Capital Markets — 3.9%
Intercontinental Exchange, Inc.	367,775	28,333,386
KKR & Co. LP (a)	1,339,711	31,684,165
		60,017,551
Chemicals — 8.5%
Albemarle Corp. (a)	493,915	49,006,246
Chemours Co. (The)	1,803,455	59,532,050
Huntsman Corp.	971,926	21,265,741
		129,804,037
Construction & Engineering — 1.5%
frontdoor, Inc.*	693,397	23,610,168
Construction Materials — 4.9%
Martin Marietta Materials, Inc. (a)	440,878	75,513,584
Containers & Packaging — 9.6%
Ball Corp.	1,259,997	56,447,866
Packaging Corp. of America (a)	989,634	90,858,297
		147,306,163
Diversified Consumer Services — 3.1%
ServiceMaster Global Holdings, Inc.*	1,120,801	48,059,947
Electrical Equipment — 2.6%
nVent Electric plc (United Kingdom) (a)	1,655,784	40,434,245
Food Products — 3.0%
Post Holdings, Inc.*	513,457	45,399,868

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Fund of America | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Health Care Providers & Services — 3.4%
Anthem, Inc. (a)	190,085	52,381,723
Hotels, Restaurants & Leisure — 6.7%
Wyndham Destinations, Inc.	1,730,536	62,091,632
Wyndham Hotels & Resorts, Inc.	827,342	40,779,687
		102,871,319
Insurance — 1.8%
Aon plc (a)	177,089	27,657,760
Internet & Direct Marketing Retail — 1.1%
eBay, Inc.*	551,341	16,005,429
IT Services — 1.3%
Conduent, Inc.*	1,055,536	20,160,738
Media — 0.2%
New York Times Co. (The), Class A (a)	125,800	3,321,120
Oil, Gas & Consumable Fuels — 4.0%
EQT Corp.	657,635	22,339,861
Marathon Petroleum Corp. (a)	551,470	38,851,061
		61,190,922
Pharmaceuticals — 8.0%
Allergan plc (a)	194,700	30,764,547
Innoviva, Inc.* (a)	1,636,845	22,850,356
Medicines Co. (The)*	352,868	8,207,710
Perrigo Co. plc (a)	675,400	47,480,620
TherapeuticsMD, Inc.* (a)	2,824,565	13,812,123
		123,115,356
Professional Services — 0.9%
Equifax, Inc. (a)	130,916	13,280,119
Semiconductors & Semiconductor Equipment — 5.6%
Cree, Inc.* (a)	398,000	15,450,360
Qorvo, Inc.*	554,116	40,733,067
Versum Materials, Inc. (a)	934,301	29,486,540
		85,669,967
Software — 2.5%
BlackBerry Ltd. (Canada)*	4,056,906	37,526,381

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Fund of America | Schedule of Investments | October 31, 2018

Investments	Shares	Value ($)
Technology Hardware, Storage & Peripherals — 7.6%
HP, Inc. (a)	3,697,870	89,266,582
Western Digital Corp.	558,993	24,075,828
Xerox Corp. (a)	119,400	3,327,678
		116,670,088
Trading Companies & Distributors — 3.2%
HD Supply Holdings, Inc.* (a)	176,817	6,643,015
Univar, Inc.*	1,700,709	41,871,455
		48,514,470
Total Common Stocks (Cost $1,368,661,756)		1,471,260,094
	No. of Contracts
Options Purchased — 1.4%
Call Options — 1.4%
Exchange Traded
Capital Markets — 0.1%
Intercontinental Exchange, Inc. 01/18/2019 at USD 55 Notional Amount: USD 3,852,000	500	1,137,500
Chemicals — 0.2%
Albemarle Corp. 01/18/2019 at USD 80 Notional Amount: USD 14,883,000	1,500	3,202,500
Containers & Packaging — 0.2%
Ball Corp. 01/18/2019 at USD 32.5 Notional Amount: USD 2,387,840	533	671,580
Ball Corp. 01/17/2020 at USD 37.5 Notional Amount: USD 13,440,000	3,000	2,985,000
		3,656,580
Food Products — 0.2%
Post Holdings, Inc. 01/18/2019 at USD 50 Notional Amount: USD 4,421,000	500	1,965,000
Tyson Foods, Inc. 01/17/2020 at USD 60 Notional Amount: USD 1,498,000	250	175,000
		2,140,000
Interactive Media & Services — 0.0% (b)
Snap, Inc. 01/17/2020 at USD 10 Notional Amount: USD 2,313,500	3,500	248,500

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Fund of America | Schedule of Investments | October 31, 2018

Investments	No. of Contracts	Value ($)
Professional Services — 0.5%
Equifax, Inc. 01/17/2020 at USD 80 Notional Amount: USD 25,360,000	2,500	6,762,500
Equifax, Inc. 01/17/2020 at USD 85 Notional Amount: USD 5,072,000	500	1,172,500
		7,935,000
Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp. 01/17/2020 at USD 40 Notional Amount: USD 12,921,000	3,000	2,445,000
Total Call Options		20,765,080
Put Options — 0.0% (b)
Auto Components — 0.0% (b)
Visteon Corp. 11/16/2018 at USD 75 Notional Amount: USD 2,371,200	300	39,750
Visteon Corp. 12/21/2018 at USD 85 Notional Amount: USD 3,161,600	400	312,000
		351,750
Construction Materials — 0.0% (b)
Martin Marietta Materials, Inc. 11/16/2018 at USD 170 Notional Amount: USD 6,851,200	400	276,000
Total Put Options		627,750
Total Options Purchased (Cost $34,739,633)		21,392,830
	Shares
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JP Morgan U.S. Government Money Market Fund, Agency Shares, 1.98% (c) (Cost $45,456,524)	45,456,524	45,456,524
Total Investments — 100.4% (Cost $1,448,857,913)		1,538,109,448
Liabilities in Excess of Other Assets — (0.4%)		(6,681,335)
Net Assets — 100.0%		1,531,428,113

*  Non-income producing security.

(a)  All or a portion of the security pledged as collateral for call options written.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Fund of America | Schedule of Investments | October 31, 2018

(b)  Represents less than 0.05% of net assets.

(c)  Represents 7-day effective yield as of October 31, 2018.

As of October 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$227,034,587
Aggregate gross unrealized depreciation	(132,666,120)
Net unrealized appreciation	$94,368,467
Federal income tax cost	$1,438,824,711

Written Call Options Contracts as of October 31, 2018:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Aerojet Rocketdyne Holdings, Inc.	Exchange Traded	2,288	USD	(8,081,216)	USD	35.00	12/21/2018	(526,240)
Albemarle Corp.	Exchange Traded	34	USD	(337,348)	USD	100.00	12/21/2018	(17,782)
Alexion Pharmaceuticals, Inc.	Exchange Traded	556	USD	(6,231,092)	USD	135.00	01/18/2019	(82,010)
Allergan plc	Exchange Traded	95	USD	(1,501,095)	USD	170.00	12/21/2018	(25,745)
Allergan plc	Exchange Traded	86	USD	(1,358,886)	USD	185.00	12/21/2018	(6,192)
Allergan plc	Exchange Traded	1,142	USD	(18,044,742)	USD	190.00	11/16/2018	(7,994)
Allergan plc	Exchange Traded	624	USD	(9,859,824)	USD	195.00	11/16/2018	(2,496)
Anthem, Inc.	Exchange Traded	113	USD	(3,113,941)	USD	270.00	12/21/2018	(125,995)
Anthem, Inc.	Exchange Traded	71	USD	(1,956,547)	USD	280.00	12/21/2018	(47,393)
Aon plc	Exchange Traded	135	USD	(2,108,430)	USD	150.00	01/18/2019	(132,300)
Aon plc	Exchange Traded	69	USD	(1,077,642)	USD	155.00	01/18/2019	(44,850)
Cree, Inc.	Exchange Traded	425	USD	(1,649,850)	USD	37.00	12/21/2018	(148,750)
Cree, Inc.	Exchange Traded	1,945	USD	(7,550,490)	USD	39.00	11/16/2018	(295,640)
Cree, Inc.	Exchange Traded	199	USD	(772,518)	USD	39.00	12/21/2018	(52,138)
Cree, Inc.	Exchange Traded	1,197	USD	(4,646,754)	USD	40.00	11/16/2018	(135,261)
Cree, Inc.	Exchange Traded	214	USD	(830,748)	USD	40.00	12/21/2018	(40,660)
Equifax, Inc.	Exchange Traded	156	USD	(1,582,464)	USD	135.00	01/18/2019	(1,560)
General Dynamics Corp.	Exchange Traded	437	USD	(7,541,746)	USD	195.00	11/16/2018	(2,185)
General Dynamics Corp.	Exchange Traded	251	USD	(4,331,758)	USD	200.00	11/16/2018	(1,255)
General Dynamics Corp.	Exchange Traded	1,098	USD	(18,949,284)	USD	205.00	11/16/2018	(3,294)
HD Supply Holdings, Inc.	Exchange Traded	285	USD	(1,070,745)	USD	40.00	11/16/2018	(4,987)
HP, Inc.	Exchange Traded	489	USD	(1,180,446)	USD	24.00	01/18/2019	(69,438)
HP, Inc.	Exchange Traded	2,661	USD	(6,423,654)	USD	25.00	01/18/2019	(250,134)
Innoviva, Inc.	Exchange Traded	2,484	USD	(3,467,664)	USD	15.00	12/21/2018	(124,200)
Innoviva, Inc.	Exchange Traded	3,840	USD	(5,360,640)	USD	15.00	01/18/2019	(249,600)
KKR & Co., Inc.	Exchange Traded	330	USD	(780,450)	USD	25.00	01/18/2019	(29,700)

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Fund of America | Schedule of Investments | October 31, 2018

Written Call Options Contracts as of October 31, 2018: (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Marathon Petroleum Corp.	Exchange Traded	222	USD	(1,563,990)	USD	80.00	12/21/2018	(21,978)
Marathon Petroleum Corp.	Exchange Traded	441	USD	(3,106,845)	USD	80.00	01/18/2019	(76,734)
Marathon Petroleum Corp.	Exchange Traded	858	USD	(6,044,610)	USD	82.50	11/16/2018	(12,870)
Marathon Petroleum Corp.	Exchange Traded	1,302	USD	(9,172,590)	USD	85.00	11/16/2018	(18,228)
Martin Marietta Materials, Inc.	Exchange Traded	500	USD	(8,564,000)	USD	175.00	01/18/2019	(490,000)
New York Times Co. (The)	Exchange Traded	1,258	USD	(3,321,120)	USD	27.00	12/21/2018	(160,395)
nVent Electric plc	Exchange Traded	979	USD	(2,390,718)	USD	25.00	12/21/2018	(105,243)
Packaging Corp. of America	Exchange Traded	500	USD	(4,590,500)	USD	90.00	01/18/2019	(315,000)
Packaging Corp. of America	Exchange Traded	95	USD	(872,195)	USD	95.00	11/16/2018	(11,875)
Perrigo Co. plc	Exchange Traded	681	USD	(4,787,430)	USD	70.00	11/16/2018	(207,705)
Perrigo Co. plc	Exchange Traded	6,073	USD	(42,693,190)	USD	75.00	11/16/2018	(765,198)
TherapeuticsMD, Inc.	Exchange Traded	3,167	USD	(1,548,663)	USD	7.00	12/21/2018	(47,505)
Versum Materials, Inc.	Exchange Traded	200	USD	(631,200)	USD	35.00	12/21/2018	(5,000)
Xerox Corp.	Exchange Traded	1,194	USD	(3,327,678)	USD	27.00	01/18/2019	(250,740)
Total Written Options Contracts (Premiums Received ($10,177,653))								(4,916,270)

Abbreviations

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$35,677,274,173	$10,696,204,842
Investments in securities of affiliated issuers	1,710,567,705	197,124,724
Gold bullion	3,796,826,237	943,190,896
Silver bullion	—	—
Foreign currency	—	8
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	44,841,660,127	12,592,261,232
Investments in securities of affiliated issuers	1,745,432,703	565,064,052
Gold bullion	4,296,577,677	1,205,722,763
Silver bullion	—	—
Foreign currency	—	8
Cash	—	4,245
Unrealized appreciation on forward foreign currency exchange contracts	67,541,601	37,729,437
Receivable for investment securities sold	147,013,086	178,693,310
Foreign tax reclaims receivable	41,623,930	27,263,080
Receivable for Fund shares sold	33,892,310	30,144,705
Accrued interest and dividends receivable	114,595,188	54,187,846
Due from custodian	—	—
Investment for trustee deferred compensation plan (Note 2)	3,689,335	3,198,248
Other assets	183,356	59,756
Total Assets	51,292,209,313	14,694,328,682
Liabilities
Investment advisory fees payable (Note 2)	33,389,366	9,558,314
Payable for investment securities purchased	9,271,114	85,935,773
Distribution fees payable (Note 3)	8,360,821	930,298
Administrative fees payable (Note 2)	329,959	151,266
Trustee deferred compensation plan (Note 2)	3,689,335	3,198,248
Service fees payable (Note 3)	1,890,798	150,778
Trustee fees payable	119,734	30,888
Payable for Fund shares redeemed	67,394,103	35,205,329
Accrued expenses and other liabilities	26,616,509	11,740,874
Total Liabilities	151,061,739	146,901,768
Net Assets	$51,141,147,574	$14,547,426,914
Net Assets Consist of
Capital stock (par value, $0.001 per share)	910,265	629,669
Capital surplus	39,205,883,350	12,275,885,434
Total distributable earnings (losses)	11,934,353,959	2,270,911,811
Net Assets	$51,141,147,574	$14,547,426,914

First Eagle Funds | Annual Report | October 31, 2018

Year Ended October 31, 2018

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,225,976,656	$814,186,512
Investments in securities of affiliated issuers	—	—
Gold bullion	178,239,069	80,913,060
Silver bullion	—	65,023,010
Foreign currency	—	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,641,840,094	677,519,280
Investments in securities of affiliated issuers	—	—
Gold bullion	181,952,654	146,629,913
Silver bullion	—	51,070,641
Foreign currency	—	—
Cash	88	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	8,492,114	156,432
Foreign tax reclaims receivable	—	—
Receivable for Fund shares sold	361,681	615,482
Accrued interest and dividends receivable	1,443,482	318
Due from custodian	—	507,779
Investment for trustee deferred compensation plan (Note 2)	3,042,070	133,517
Other assets	90,939	6,316
Total Assets	1,837,223,122	876,639,678
Liabilities
Investment advisory fees payable (Note 2)	1,191,121	577,322
Payable for investment securities purchased	94,226	820,081
Distribution fees payable (Note 3)	364,861	139,105
Administrative fees payable (Note 2)	41,572	38,359
Trustee deferred compensation plan (Note 2)	3,042,070	133,517
Service fees payable (Note 3)	78,853	24,715
Trustee fees payable	11,494	6,460
Payable for Fund shares redeemed	2,617,464	1,281,600
Accrued expenses and other liabilities	603,176	659,617
Total Liabilities	8,044,837	3,680,776
Net Assets	$1,829,178,285	$872,958,902
Net Assets Consist of
Capital stock (par value, $0.001 per share)	92,043	66,488
Capital surplus	1,172,773,066	1,561,857,286
Total distributable earnings (losses)	656,313,176	(688,964,872)
Net Assets	$1,829,178,285	$872,958,902

First Eagle Funds | Annual Report | October 31, 2018

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$12,357,123,518		$2,173,764,524
Shares outstanding	219,232,910		95,702,399
Net asset value per share and redemption proceeds per share	$56.37		$22.71
Offering price per share (NAV per share plus maximum sales charge)**	$59.34	(1)	$23.91	(1)
Class C
Net assets	$8,667,512,430		$687,318,352
Shares outstanding	160,174,219		31,631,117
Net asset value per share and redemption proceeds per share	$54.11		$21.73
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$53.57		$21.51
Class I
Net assets	$29,334,133,668		$11,093,973,066
Shares outstanding	517,074,173		476,883,544
Net asset value per share and redemption proceeds per share	$56.73		$23.26
Class R3
Net assets	$48,028		$46,261
Shares outstanding	848		1,992
Net asset value per share and redemption proceeds per share	$56.62		$23.22
Class R4
Net assets	$116,533		$77,987
Shares outstanding	2,055		3,357
Net asset value per share and redemption proceeds per share	$56.70		$23.23
Class R6
Net assets	$782,213,397		$592,246,724
Shares outstanding	13,781,064		25,446,909
Net asset value per share and redemption proceeds per share	$56.76		$23.27

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, R3, R4 and R6 have no front-end sales charges.

(2)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

Year Ended October 31, 2018

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$590,921,654		$294,509,214
Shares outstanding	29,715,273		22,516,480
Net asset value per share and redemption proceeds per share	$19.89		$13.08
Offering price per share (NAV per share plus maximum sales charge)**	$20.94	(1)	$13.77	(1)
Class C
Net assets	$361,605,702		$111,685,160
Shares outstanding	19,003,194		9,240,028
Net asset value per share and redemption proceeds per share	$19.03		$12.09
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$18.84		$11.97
Class I
Net assets	$875,239,139		$392,309,761
Shares outstanding	43,254,719		29,200,296
Net asset value per share and redemption proceeds per share	$20.23		$13.44
Class R3
Net assets	$49,589		$41,088
Shares outstanding	2,455		3,058
Net asset value per share and redemption proceeds per share	$20.20		$13.44
Class R4
Net assets	$—		$—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	$—		$—
Class R6
Net assets	$1,362,201		$74,413,679
Shares outstanding	67,312		5,528,002
Net asset value per share and redemption proceeds per share	$20.24		$13.46

First Eagle Funds | Annual Report | October 31, 2018

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,257,280,554	$321,567,454
Gold bullion	56,212,542	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,294,081,739	320,444,751
Gold bullion	55,065,632	—
Cash	—	—
Unrealized appreciation on forward foreign currency exchange contracts	1,818,158	28,645
Receivable for investment securities sold	2,101,227	3,268
Foreign tax reclaims receivable	1,576,867	—
Receivable for Fund shares sold	2,223,373	1,499,759
Accrued interest and dividends receivable	7,762,761	5,195,110
Investment for trustee deferred compensation plan (Note 2)	360,748	229,110
Other assets	7,092	33,820
Total Assets	1,364,997,597	327,434,463
Liabilities
Investment advisory fees payable (Note 2)	884,692	195,693
Option contracts written, at value (premiums received $—, $— and $10,177,653, respectively)	—	—
Payable for investment securities purchased	120,619	—
Distribution fees payable (Note 3)	262,293	57,654
Administrative fees payable (Note 2)	58,981	13,957
Trustee deferred compensation plan (Note 2)	360,748	229,110
Service fees payable (Note 3)	64,459	13,620
Trustee fees payable	5,184	3,410
Payable for dividends to shareholders	235,065	230,477
Payable for Fund shares redeemed	2,347,920	553,116
Accrued expenses and other liabilities	570,200	224,599
Total Liabilities	4,910,161	1,521,636
Net Assets	$1,360,087,436	$325,912,827
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$118,962	$36,995
Capital surplus	1,345,716,038	438,273,950
Total distributable earnings (losses)	14,252,436	(112,398,118)
Net Assets	$1,360,087,436	$325,912,827

First Eagle Funds | Annual Report | October 31, 2018

Year Ended October 31, 2018

First Eagle Fund of America
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,448,857,913
Gold bullion	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,538,109,448
Gold bullion	—
Cash	54,866
Unrealized appreciation on forward foreign currency exchange contracts	—
Receivable for investment securities sold	8,463,524
Foreign tax reclaims receivable	—
Receivable for Fund shares sold	520,769
Accrued interest and dividends receivable	578,588
Investment for trustee deferred compensation plan (Note 2)	1,465,090
Other assets	8,000
Total Assets	1,549,200,285
Liabilities
Investment advisory fees payable (Note 2)	1,266,676
Option contracts written, at value (premiums received $—, $— and $10,177,653, respectively)	4,916,270
Payable for investment securities purchased	3,412,360
Distribution fees payable (Note 3)	320,204
Administrative fees payable (Note 2)	30,655
Trustee deferred compensation plan (Note 2)	1,465,090
Service fees payable (Note 3)	55,958
Trustee fees payable	13,509
Payable for dividends to shareholders	—
Payable for Fund shares redeemed	5,568,827
Accrued expenses and other liabilities	722,623
Total Liabilities	17,772,172
Net Assets	$1,531,428,113
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$51,472
Capital surplus	1,175,052,822
Total distributable earnings (losses)	356,323,819
Net Assets	$1,531,428,113

First Eagle Funds | Annual Report | October 31, 2018

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
Class A
Net assets	$319,002,933		$78,360,484
Shares outstanding	27,849,865		8,895,935
Net asset value per share and redemption proceeds per share	$11.45		$8.81
Offering price per share (NAV per share plus maximum sales charge)*	$12.05	(1)	$9.23	(2)
Class C
Net assets	$297,716,004		$62,749,062
Shares outstanding	26,061,630		7,129,539
Net asset value per share and redemption proceeds per share	$11.42		$8.80
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$11.31		$8.71
Class I
Net assets	$742,408,474		$184,351,367
Shares outstanding	64,965,979		20,917,848
Net asset value per share and redemption proceeds per share	$11.43		$8.81
Class Y
Net assets	$—		$—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	$—		$—
Class R3
Net assets	$48,478		$50,702
Shares outstanding	4,242		5,749
Net asset value per share and redemption proceeds per share	$11.43		$8.82
Class R6
Net assets	$911,547		$401,212
Shares outstanding	79,820		45,515
Net asset value per share and redemption proceeds per share	$11.42		$8.82

*  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, Y (for First Eagle Fund of America only), R3 and R6 have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I, R3 and R6 have no front-end sales charges.

(3)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

Year Ended October 31, 2018

	First Eagle Fund of America
Class A
Net assets	$388,960,675
Shares outstanding	12,740,195
Net asset value per share and redemption proceeds per share	$30.53
Offering price per share (NAV per share plus maximum sales charge)*	$32.14	(1)
Class C
Net assets	$244,239,803
Shares outstanding	10,138,909
Net asset value per share and redemption proceeds per share	$24.09
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$23.85
Class I
Net assets	$612,844,513
Shares outstanding	19,478,878
Net asset value per share and redemption proceeds per share	$31.46
Class Y
Net assets	$280,976,834
Shares outstanding	8,973,610
Net asset value per share and redemption proceeds per share	$31.31
Class R3
Net assets	$44,621
Shares outstanding	1,421
Net asset value per share and redemption proceeds per share	$31.40
Class R6
Net assets	$4,361,667
Shares outstanding	138,622
Net asset value per share and redemption proceeds per share	$31.46

First Eagle Funds | Annual Report | October 31, 2018

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $372,503, $243,360, $— and $—, foreign taxes withheld)	$213,746,356	$65,972,152
Dividends from: (net of $43,239,578, $26,230,764, $199,506 and $473,986 foreign taxes withheld)
Unaffiliated issuers	854,221,585	304,733,988
Affiliated issuers	27,599,852	8,801,829
Total Income	1,095,567,793	379,507,969
Expenses
Investment advisory fees (Note 2)	421,073,300	129,329,359
Distributions fees (Note 3)
Class A	35,124,327	6,873,391
Class C	74,902,357	6,196,663
Class R4	87	64
Class R3	63	61
Shareholder servicing agent fees	36,714,049	11,721,620
Service fees (Note 3)
Class C	24,967,452	2,065,554
Class R3	25	24
Administrative Costs (Note 2)	3,374,890	1,446,109
Professional fees	794,708	772,453
Custodian and accounting fees	8,233,485	3,410,990
Shareholder reporting fees	2,772,696	1,048,875
Trustees' fees	1,213,165	381,864
Registration and filing fees	776,373	434,128
Other expenses	908,545	303,565
Total Expenses	610,855,522	163,984,720
Expense waiver	—	—
Expense reductions due to earnings credits (Note 1)	(270,990)	(52,211)
Net Expenses	610,584,532	163,932,509
Net Investment Income (Loss) (Note 1)	484,983,261	215,575,460
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	2,501,776,202	184,513,420
Transactions in investment securities of affiliated issuers	26,009,160	32,673,961
Commodity related transactions	—	14,093,804
Settlement of foreign currency and foreign currency transactions	(3,827,702)	(2,909,055)
Settlement of forward foreign currency exchange contracts	80,959,085	44,134,138
	2,604,916,745	272,506,268
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $4,424,398, $2,198,708, $— and $—)	(3,971,812,795)	(1,632,006,313)
Investment securities of affiliated issuers	(564,226,273)	(31,852,323)
Foreign currency and foreign currency translations	(9,835,856)	(4,421,295)
Forward foreign currency exchange contracts	37,655,927	22,017,598
	(4,508,218,997)	(1,646,262,333)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(1,903,302,252)	(1,373,756,065)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,418,318,991)	$(1,158,180,605)

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

Year Ended October 31, 2018

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $372,503, $243,360, $— and $—, foreign taxes withheld)	$7,752,896	$472,175
Dividends from: (net of $43,239,578, $26,230,764, $199,506 and $473,986 foreign taxes withheld)
Unaffiliated issuers	25,728,371	8,676,708
Affiliated issuers	—	—
Total Income	33,481,267	9,148,883
Expenses
Investment advisory fees (Note 2)	15,102,384	8,179,994
Distributions fees (Note 3)
Class A	1,660,977	963,628
Class C	3,115,053	1,086,391
Class R4	—	—
Class R3	64	58
Shareholder servicing agent fees	1,403,536	1,361,081
Service fees (Note 3)
Class C	1,038,351	362,130
Class R3	26	23
Administrative Costs (Note 2)	406,230	378,423
Professional fees	245,308	203,558
Custodian and accounting fees	336,559	605,950
Shareholder reporting fees	180,406	194,696
Trustees' fees	60,964	38,965
Registration and filing fees	101,142	100,593
Other expenses	54,367	36,282
Total Expenses	23,705,367	13,511,772
Expense waiver	(1,006,855)	—
Expense reductions due to earnings credits (Note 1)	(13,146)	(18,632)
Net Expenses	22,685,366	13,493,140
Net Investment Income (Loss) (Note 1)	10,795,901	(4,344,257)
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	245,739,724	(51,118,227)
Transactions in investment securities of affiliated issuers	—	—
Commodity related transactions	(41,716)	19,014,419
Settlement of foreign currency and foreign currency transactions	3,011	(65,531)
Settlement of forward foreign currency exchange contracts	—	(20,453)
	245,701,019	(32,189,792)
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $4,424,398, $2,198,708, $— and $—)	(209,202,255)	(204,999,935)
Investment securities of affiliated issuers	—	—
Foreign currency and foreign currency translations	(16)	198
Forward foreign currency exchange contracts	—	—
	(209,202,271)	(204,999,737)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	36,498,748	(237,189,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	$47,294,649	$(241,533,786)
First Eagle Funds | Annual Report | October 31, 2018

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Investment Income
Interest	$25,471,389	$24,135,714
Non-cash dividend income from non-affiliates	—	—
Dividends from: (net of $1,329,562, $—and $—foreign taxes withheld)
Unaffiliated issuers	22,171,141	6,259
Total Income	47,642,530	24,141,973
Expenses
Investment advisory fees (Note 2)	10,854,568	2,629,900
Distributions fees (Note 3)
Class A	860,026	215,237
Class C	2,451,831	553,130
Class Y	—	—
Class R3	63	63
Shareholder servicing agent fees	922,911	269,181
Service fees (Note 3)
Class C	817,277	184,377
Class R3	25	25
Administrative Costs (Note 2)	723,659	187,855
Professional fees	275,687	291,177
Custodian and accounting fees	277,676	118,683
Shareholder reporting fees	99,943	57,167
Trustees' fees	32,845	13,210
Registration and filing fees	139,968	105,534
Other expenses	48,436	20,434
Total Expenses	17,504,915	4,645,973
Expense waiver	—	(244,615)
Expense reductions due to earnings credits (Note 1)	(5,611)	(3,307)
Net Expenses	17,499,304	4,398,051
Net Investment Income (Loss) (Note 1)	30,143,226	19,743,922
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	25,219,336	(18,325,915)
Settlement of foreign currency and foreign currency transactions	(26,223)	(791)
Settlement of forward foreign currency exchange contracts	1,358,322	—
Expiration or closing of option contracts written	—	—
	26,551,435	(18,326,706)
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $106,608, $— and $—)	(95,377,713)	7,699,692
Foreign currency and foreign currency translations	(43,026)	3,130
Forward foreign currency exchange contracts	1,600,358	28,645
Option contracts written	—	—
	(93,820,381)	7,731,467
Net realized and unrealized gains (losses) on investments, commodity, foreign currency, forward contract related transactions and option contracts written	(67,268,946)	(10,595,239)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,125,720)	$9,148,683

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

Year Ended October 31, 2018

First Eagle Fund of America
Investment Income
Interest	$—
Non-cash dividend income from non-affiliates	8,695,348
Dividends from: (net of $1,329,562, $—and $—foreign taxes withheld)
Unaffiliated issuers	23,409,194
Total Income	32,104,542
Expenses
Investment advisory fees (Note 2)	18,362,634
Distributions fees (Note 3)
Class A	1,365,512
Class C	2,609,656
Class Y	899,418
Class R3	63
Shareholder servicing agent fees	1,735,017
Service fees (Note 3)
Class C	869,885
Class R3	25
Administrative Costs (Note 2)	350,889
Professional fees	296,617
Custodian and accounting fees	207,107
Shareholder reporting fees	217,357
Trustees' fees	54,137
Registration and filing fees	125,817
Other expenses	53,811
Total Expenses	27,147,945
Expense waiver	—
Expense reductions due to earnings credits (Note 1)	(15,218)
Net Expenses	27,132,727
Net Investment Income (Loss) (Note 1)	4,971,815
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	283,264,124
Settlement of foreign currency and foreign currency transactions	—
Settlement of forward foreign currency exchange contracts	—
Expiration or closing of option contracts written	20,254,505
303,518,629
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $106,608, $— and $—)	(540,064,203)
Foreign currency and foreign currency translations	—
Forward foreign currency exchange contracts	—
Option contracts written	24,327,553
(515,736,650)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency, forward contract related transactions and option contracts written	(212,218,021)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(207,246,206)

First Eagle Funds | Annual Report | October 31, 2018

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations
Net investment income (loss)	$484,983,261	$236,849,953	$215,575,460	$123,383,935
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	2,604,916,745	2,083,625,061	272,506,268	336,933,456
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	(4,508,218,997)	3,897,988,176	(1,646,262,333)	1,197,561,090
Net increase (decrease) in net assets resulting from operations	(1,418,318,991)	6,218,463,190	(1,158,180,605)	1,657,878,481
Distributions to Shareholders
Distributable earnings:^^^^
Class A	(606,752,965)	(710,643,933)	(100,523,358)	(118,857,257)
Class C	(370,678,418)	(487,764,922)	(25,248,888)	(26,858,990)
Class I	(1,358,148,668)	(1,094,366,774)	(479,285,134)	(387,063,937)
Class R6	(33,607,589)	—	(23,065,085)	—
Decrease in net assets resulting from distributions	(2,369,187,640)	(2,292,775,629)	(628,122,465)	(532,780,184)
Fund Share Transactions
Class A
Net proceeds from shares sold	1,224,551,719	2,239,895,559	276,528,849	529,453,901
Net asset value of shares issued for reinvested dividends and distributions	544,413,334	638,085,356	93,872,905	111,162,700
Cost of shares redeemed	(3,388,063,113)	(4,880,034,139)	(1,020,086,506)	(1,379,970,033)
Redemption fees	—	—	—	—
Decrease in net assets from Fund share transactions	(1,619,098,060)	(2,002,053,224)	(649,684,752)	(739,353,432)
Class C
Net proceeds from shares sold	648,500,231	1,116,551,788	52,222,243	117,061,472
Net asset value of shares issued for reinvested dividends and distributions	317,174,866	382,599,134	22,590,698	22,220,344
Cost of shares redeemed	(2,206,072,081)	(3,133,222,946)	(200,225,033)	(286,365,623)
Redemption fees	—	—	—	—
Decrease in net assets from Fund share transactions	(1,240,396,984)	(1,634,072,024)	(125,412,092)	(147,083,807)
Class I
Net proceeds from shares sold	6,499,724,308	10,305,344,539	2,741,081,613	4,802,530,508
Net asset value of shares issued for reinvested dividends and distributions	1,111,628,598	900,996,012	415,932,811	342,899,769
Cost of shares redeemed	(7,019,996,696)	(4,798,591,803)	(4,545,773,336)	(2,789,737,757)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	591,356,210	6,407,748,748	(1,388,758,912)	2,355,692,520
Class R3^
Net proceeds from shares sold	50,000	—	50,000	—
Increase in net assets from Fund share transactions	50,000	—	50,000	—
Class R4^^
Net proceeds from shares sold	137,253	—	87,819	—
Cost of shares redeemed	(11,405)	—	(203)	—
Increase in net assets from Fund share transactions	125,848	—	87,616	—

First Eagle Funds | Annual Report | October 31, 2018

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations
Net investment income (loss)	$10,795,901	$5,227,948	$(4,344,257)	$(6,302,265)
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	245,701,019	192,760,506	(32,189,792)	839,314
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	(209,202,271)	108,231,973	(204,999,737)	(106,978,992)
Net increase (decrease) in net assets resulting from operations	47,294,649	306,220,427	(241,533,786)	(112,441,943)
Distributions to Shareholders
Distributable earnings:^^^^
Class A	(58,503,100)	(66,751,876)	—	—
Class C	(37,627,194)	(42,476,226)	—	—
Class I	(80,531,112)	(72,317,467)	—	—
Class R6	(71,031)	—	—	—
Decrease in net assets resulting from distributions	(176,732,437)	(181,545,569)	—	—
Fund Share Transactions
Class A
Net proceeds from shares sold	41,991,739	82,727,632	61,982,742	110,635,120
Net asset value of shares issued for reinvested dividends and distributions	52,538,244	59,840,597	70	35
Cost of shares redeemed	(178,377,316)	(286,594,995)	(136,640,148)	(179,964,453)
Redemption fees	—	—	45,462	66,076
Decrease in net assets from Fund share transactions	(83,847,333)	(144,026,766)	(74,611,874)	(69,263,222)
Class C
Net proceeds from shares sold	19,152,245	27,574,152	14,619,282	26,139,387
Net asset value of shares issued for reinvested dividends and distributions	33,057,577	34,634,629	—	—
Cost of shares redeemed	(108,975,779)	(153,626,770)	(36,873,080)	(47,914,073)
Redemption fees	—	—	5,150	6,498
Decrease in net assets from Fund share transactions	(56,765,957)	(91,417,989)	(22,248,648)	(21,768,188)
Class I
Net proceeds from shares sold	120,630,775	299,984,767	227,960,479	318,561,550
Net asset value of shares issued for reinvested dividends and distributions	60,673,897	52,602,873	—	—
Cost of shares redeemed	(232,350,174)	(268,071,184)	(283,488,512)	(221,458,786)
Redemption fees	—	—	21,428	121,602
Increase (decrease) in net assets from Fund share transactions	(51,045,502)	84,516,456	(55,506,605)	97,224,366
Class R3^
Net proceeds from shares sold	50,000	—	50,000	—
Increase in net assets from Fund share transactions	50,000	—	50,000	—
Class R4^^
Net proceeds from shares sold	—	—	—	—
Cost of shares redeemed	—	—	—	—
Increase in net assets from Fund share transactions	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2018

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class R6^^^
Net proceeds from shares sold	$418,628,764	$820,033,768	$384,435,275	$540,062,232
Net asset value of shares issued for reinvested dividends and distributions	33,558,622	—	23,065,086	—
Cost of shares redeemed	(459,798,650)	(9,261,788)	(288,110,948)	(11,793,007)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(7,611,264)	810,771,980	119,389,413	528,269,225
Total Increase (Decrease) in net assets from Fund share transactions	(2,275,574,250)	3,582,395,480	(2,044,328,727)	1,997,524,506
Net increase (decrease) in net assets	(6,063,080,881)	7,508,083,041	(3,830,631,797)	3,122,622,803
Net Assets (Note 1)
Beginning of period	57,204,228,455	49,696,145,414	18,378,058,711	15,255,435,908
End of period	$51,141,147,574	$57,204,228,455	$14,547,426,914	$18,378,058,711
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	246,545,224	280,933,042	122,500,903	153,138,562
Shares sold	20,697,314	39,204,294	11,304,528	22,144,084
Shares issued on reinvestment of distributions	9,295,122	11,746,785	3,834,666	4,984,874
Shares redeemed	(57,304,750)	(85,338,897)	(41,937,698)	(57,766,617)
Shares outstanding, end of period	219,232,910	246,545,224	95,702,399	122,500,903
Class C
Shares outstanding, beginning of period	182,160,833	211,222,427	37,041,061	43,332,631
Shares sold	11,194,246	20,312,161	2,206,972	5,083,647
Shares issued on reinvestment of distributions	5,603,815	7,277,898	958,525	1,032,544
Shares redeemed	(38,784,675)	(56,651,653)	(8,575,441)	(12,407,761)
Shares outstanding, end of period	160,174,219	182,160,833	31,631,117	37,041,061
Class I
Shares outstanding, beginning of period	507,106,244	394,308,490	533,805,436	434,854,042
Shares sold	109,292,609	179,518,720	109,068,698	197,313,320
Shares issued on reinvestment of distributions	18,902,049	16,519,912	16,630,658	15,065,895
Shares redeemed	(118,226,729)	(83,240,878)	(182,621,248)	(113,427,821)
Shares outstanding, end of period	517,074,173	507,106,244	476,883,544	533,805,436
Class R3^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	848	—	1,992	—
Shares outstanding, end of period	848	—	1,992	—
Class R4^^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	2,247	—	3,365	—
Shares redeemed	(192)	—	(8)	—
Shares outstanding, end of period	2,055	—	3,357	—

First Eagle Funds | Annual Report | October 31, 2018

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class R6^^^
Net proceeds from shares sold	$663,125	$836,047	$76,362,008	$16,243,055
Net asset value of shares issued for reinvested dividends and distributions	71,031	—	—	—
Cost of shares redeemed	(131,066)	(45,596)	(2,068,602)	(46,839)
Redemption fees	—	—	861	—
Increase (decrease) in net assets from Fund share transactions	603,090	790,451	74,294,267	16,196,216
Total Increase (Decrease) in net assets from Fund share transactions	(191,005,702)	(150,137,848)	(78,022,860)	22,389,172
Net increase (decrease) in net assets	(320,443,490)	(25,462,990)	(319,556,646)	(90,052,771)
Net Assets (Note 1)
Beginning of period	2,149,621,775	2,175,084,765	1,192,515,548	1,282,568,319
End of period	$1,829,178,285	$2,149,621,775	$872,958,902	$1,192,515,548
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	33,712,629	40,709,944	27,337,437	31,497,163
Shares sold	2,059,229	4,101,533	3,977,822	6,635,824
Shares issued on reinvestment of distributions	2,650,765	3,065,602	—	2
Shares redeemed	(8,707,350)	(14,164,450)	(8,798,779)	(10,795,552)
Shares outstanding, end of period	29,715,273	33,712,629	22,516,480	27,337,437
Class C
Shares outstanding, beginning of period	21,838,438	26,415,358	10,807,036	12,212,791
Shares sold	981,512	1,414,994	1,020,450	1,645,536
Shares issued on reinvestment of distributions	1,731,670	1,824,796	—	—
Shares redeemed	(5,548,426)	(7,816,710)	(2,587,458)	(3,051,291)
Shares outstanding, end of period	19,003,194	21,838,438	9,240,028	10,807,036
Class I
Shares outstanding, beginning of period	45,508,156	41,273,073	33,122,412	27,731,345
Shares sold	5,837,062	14,624,892	14,150,900	18,423,884
Shares issued on reinvestment of distributions	3,015,601	2,656,711	—	—
Shares redeemed	(11,106,100)	(13,046,520)	(18,073,016)	(13,032,817)
Shares outstanding, end of period	43,254,719	45,508,156	29,200,296	33,122,412
Class R3^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	2,455	—	3,058	—
Shares outstanding, end of period	2,455	—	3,058	—
Class R4^^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2018

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class R6^^^
Shares outstanding, beginning of period	13,935,723	—	21,010,387	—
Shares sold	7,052,137	14,091,924	15,054,091	21,470,832
Shares issued on reinvestment of distributions	570,628	—	922,603	—
Shares redeemed	(7,777,424)	(156,201)	(11,540,172)	(460,445)
Shares outstanding, end of period	13,781,064	13,935,723	25,446,909	21,010,387

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

^  Represents the period from May 1, 2018 to October 31, 2018.

^^  Represents the period from January 17, 2018 to October 31, 2018.

^^^  Represents the year ended October 31, 2018 and the period from March 1, 2017 to October 31, 2017.

^^^^  The U.S. GAAP basis of distributions paid to shareholders during the fiscal year ended October 31, 2017 was as follows:

	Dividends Paid from Net Investment Income
	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund
Class A	(57,446,218)	(38,288,285)	(1,396,770)	—
Class C	—	(3,735,207)	—	—
Class I	(141,298,463)	(144,034,028)	(3,689,314)	—
	Distributions Paid from Net Realized Gains from Investment Transasctions
	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund
Class A	(653,197,715)	(80,568,972)	(65,355,106)	—
Class C	(487,764,922)	(23,123,783)	(42,476,226)	—
Class I	(953,068,311)	(243,029,909)	(68,628,153)	—

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class R6^^^
Shares outstanding, beginning of period	38,511	—	925,271	—
Shares sold	31,624	40,699	4,742,774	927,928
Shares issued on reinvestment of distributions	3,530	—	—	—
Shares redeemed	(6,353)	(2,188)	(140,043)	(2,657)
Shares outstanding, end of period	67,312	38,511	5,528,002	925,271

First Eagle Funds | Annual Report | October 31, 2018

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations
Net investment income (loss)	$30,143,226	$30,245,828	$19,743,922	$26,857,566
Net realized gain (loss) from investments, commodity, foreign currency forward contracts related translations and option contracts written	26,551,435	2,170,196	(18,326,706)	(7,754,905)
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency forward contracts related translations and option contracts written	(93,820,381)	116,253,951	7,731,467	10,480,426
Net increase (decrease) in net assets resulting from operations	(37,125,720)	148,669,975	9,148,683	29,583,087
Distributions to Shareholders
Distributable earnings^^^
Class A	(6,559,801)	(8,595,355)	(4,303,785)	(6,417,565)
Class C	(3,803,993)	(5,780,705)	(3,142,692)	(4,390,518)
Class I	(16,800,585)	(16,454,712)	(11,404,922)	(15,922,037)
Class Y	—	—	—	—
Class R3	(434)	—	(1,223)	—
Class R6	(24,988)	(5,986)	(7,045)	(3,782)
Return of capital
Class A	(1,802,464)	—	—	(81,183)
Class C	(1,712,626)	—	—	(64,871)
Class I	(4,062,522)	—	—	(189,825)
Class R3	(131)	—	—	—
Class R6	(6,134)	—	—	(45)
Decrease in net assets resulting from distributions	(34,773,678)	(30,836,758)	(18,859,667)	(27,069,826)
Fund Share Transactions
Class A
Net proceeds from shares sold	66,225,822	75,702,126	9,882,632	17,911,494
Net asset value of shares issued for reinvested dividends and distributions	7,550,850	8,110,881	4,012,630	5,785,013
Cost of shares redeemed	(77,800,723)	(137,575,268)	(31,930,168)	(83,897,639)
Decrease in net assets from Fund share transactions	(4,024,051)	(53,762,261)	(18,034,906)	(60,201,132)
Class C
Net proceeds from shares sold	47,046,328	51,798,601	3,355,254	7,035,964
Net asset value of shares issued for reinvested dividends and distributions	4,835,878	5,316,367	2,736,032	3,750,850
Cost of shares redeemed	(72,997,980)	(97,877,052)	(28,984,402)	(38,026,963)
Decrease in net assets from Fund share transactions	(21,115,774)	(40,762,084)	(22,893,116)	(27,240,149)
Class I
Net proceeds from shares sold	221,397,842	261,613,144	56,106,941	66,144,568
Net asset value of shares issued for reinvested dividends and distributions	16,333,126	13,694,130	8,650,413	12,432,294
Cost of shares redeemed	(173,536,233)	(122,200,049)	(153,351,520)	(116,226,126)
Increase (decrease) in net assets from Fund share transactions	64,194,735	153,107,225	(88,594,166)	(37,649,264)

First Eagle Funds | Annual Report | October 31, 2018

	First Eagle Fund of America
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations
Net investment income (loss)	$4,971,815	$(2,693,864)
Net realized gain (loss) from investments, commodity, foreign currency forward contracts related translations and option contracts written	303,518,629	243,250,787
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency forward contracts related translations and option contracts written	(515,736,650)	253,857,254
Net increase (decrease) in net assets resulting from operations	(207,246,206)	494,414,177
Distributions to Shareholders
Distributable earnings^^^
Class A	(56,857,513)	(50,501,638)
Class C	(45,042,463)	(35,895,467)
Class I	(75,650,243)	(48,985,140)
Class Y	(35,245,286)	(23,768,515)
Class R3	—	—
Class R6	(36,608)	—
Return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R6	—	—
Decrease in net assets resulting from distributions	(212,832,113)	(159,150,760)
Fund Share Transactions
Class A
Net proceeds from shares sold	39,903,045	60,979,259
Net asset value of shares issued for reinvested dividends and distributions	52,769,121	45,456,382
Cost of shares redeemed	(218,170,826)	(450,589,468)
Decrease in net assets from Fund share transactions	(125,498,660)	(344,153,827)
Class C
Net proceeds from shares sold	19,436,450	21,919,416
Net asset value of shares issued for reinvested dividends and distributions	41,134,387	31,319,863
Cost of shares redeemed	(138,117,970)	(217,206,105)
Decrease in net assets from Fund share transactions	(77,547,133)	(163,966,826)
Class I
Net proceeds from shares sold	147,394,674	218,003,463
Net asset value of shares issued for reinvested dividends and distributions	49,666,258	30,660,041
Cost of shares redeemed	(254,904,256)	(347,167,463)
Increase (decrease) in net assets from Fund share transactions	(57,843,324)	(98,503,959)

First Eagle Funds | Annual Report | October 31, 2018

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class Y
Net proceeds from shares sold	$—	$—	$—	$—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Decrease in net assets from Fund share transactions	—	—	—	—
Class R3^
Net proceeds from shares sold	50,000	—	50,000	—
Net asset value of shares issued for reinvested dividends and distributions	565	—	1,223	—
Increase in net assets from Fund share transactions	50,565	—	51,223	—
Class R6^^
Net proceeds from shares sold	1,925,274	936,167	343,197	115,681
Net asset value of shares issued for reinvested dividends and distributions	31,214	5,470	7,037	3,379
Cost of shares redeemed	(1,947,635)	(414)	(57,186)	(4,177)
Increase in net assets from Fund share transactions	8,853	941,223	293,048	114,883
Total Increase (Decrease) in net assets from Fund share transactions	39,114,328	59,524,103	(129,177,917)	(124,975,662)
Net increase (decrease) in net assets	(32,785,070)	177,357,320	(138,888,901)	(122,462,401)
Net Assets (Note 1)
Beginning of period	1,392,872,506	1,215,515,186	464,801,728	587,264,129
End of period	$1,360,087,436	$1,392,872,506	$325,912,827	$464,801,728
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	28,201,813	32,908,379	10,912,189	17,592,315
Shares sold	5,507,762	6,621,083	1,108,334	1,980,975
Shares issued on reinvestment of distributions	630,329	703,233	449,785	639,586
Shares redeemed	(6,490,039)	(12,030,882)	(3,574,373)	(9,300,687)
Shares outstanding, end of period	27,849,865	28,201,813	8,895,935	10,912,189
Class C
Shares outstanding, beginning of period	27,835,245	31,450,181	9,694,123	12,710,582
Shares sold	3,924,680	4,535,093	376,126	780,696
Shares issued on reinvestment of distributions	404,752	462,182	306,957	415,040
Shares redeemed	(6,103,047)	(8,612,211)	(3,247,667)	(4,212,195)
Shares outstanding, end of period	26,061,630	27,835,245	7,129,539	9,694,123
Class I
Shares outstanding, beginning of period	59,703,331	46,454,190	30,840,541	35,036,376
Shares sold	18,440,862	22,772,722	6,281,474	7,304,360
Shares issued on reinvestment of distributions	1,367,141	1,186,990	969,127	1,373,916
Shares redeemed	(14,545,355)	(10,710,571)	(17,173,294)	(12,874,111)
Shares outstanding, end of period	64,965,979	59,703,331	20,917,848	30,840,541

First Eagle Funds | Annual Report | October 31, 2018

	First Eagle Fund of America
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class Y
Net proceeds from shares sold	$12,490,982	$22,567,234
Net asset value of shares issued for reinvested dividends and distributions	33,494,417	22,537,453
Cost of shares redeemed	(89,539,418)	(92,019,919)
Decrease in net assets from Fund share transactions	(43,554,019)	(46,915,232)
Class R3^
Net proceeds from shares sold	50,000	—
Net asset value of shares issued for reinvested dividends and distributions	—	—
Increase in net assets from Fund share transactions	50,000	—
Class R6^^
Net proceeds from shares sold	8,717,300	371,417
Net asset value of shares issued for reinvested dividends and distributions	36,609	—
Cost of shares redeemed	(4,047,537)	—
Increase in net assets from Fund share transactions	4,706,372	371,417
Total Increase (Decrease) in net assets from Fund share transactions	(299,686,764)	(653,168,427)
Net increase (decrease) in net assets	(719,765,083)	(317,905,010)
Net Assets (Note 1)
Beginning of period	2,251,193,196	2,569,098,206
End of period	$1,531,428,113	$2,251,193,196
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	16,302,212	26,267,874
Shares sold	1,126,102	1,770,634
Shares issued on reinvestment of distributions	1,511,576	1,400,381
Shares redeemed	(6,199,695)	(13,136,677)
Shares outstanding, end of period	12,740,195	16,302,212
Class C
Shares outstanding, beginning of period	12,924,139	18,654,550
Shares sold	692,334	785,855
Shares issued on reinvestment of distributions	1,483,925	1,177,881
Shares redeemed	(4,961,489)	(7,694,147)
Shares outstanding, end of period	10,138,909	12,924,139
Class I
Shares outstanding, beginning of period	21,188,008	23,972,780
Shares sold	4,044,530	6,151,299
Shares issued on reinvestment of distributions	1,384,232	923,773
Shares redeemed	(7,137,892)	(9,859,844)
Shares outstanding, end of period	19,478,878	21,188,008

First Eagle Funds | Annual Report | October 31, 2018

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class Y
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R3^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	4,194	—	5,611	—
Shares issued on reinvestment of distributions	48	—	138	—
Shares outstanding, end of period	4,242	—	5,749	—
Class R6^^
Shares outstanding, beginning of period	80,353	—	12,629	—
Shares sold	161,993	79,927	38,513	12,718
Shares issued on reinvestment of distributions	2,615	461	790	373
Shares redeemed	(165,141)	(35)	(6,417)	(462)
Shares outstanding, end of period	79,820	80,353	45,515	12,629

^  Represents the period from May 1, 2018 to October 31, 2018.

^^  Represents the year ended October 31, 2018 and the period from March 1, 2017 to October 31, 2017.

^^^  The U.S. GAAP basis of distributions paid to shareholders during the fiscal year ended October 31, 2017 was as follows:

	Dividends Paid from Net Investment Income
	First Eagle Global Income Builder Fund	First Eagle High Yield Fund	First Eagle Fund of America
Class A	(8,595,355)	(6,417,565)	(1,539,695)
Class C	(5,780,705)	(4,390,518)	—
Class I	(16,454,712)	(15,922,037)	(3,803,398)
Class Y	—	—	(864,309)
Class R6	(5,986)	(3,782)	—
	Distributions Paid from Net Realized Gains from Investment Transasctions
	First Eagle Global Income Builder Fund	First Eagle High Yield Fund	First Eagle Fund of America
Class A	—	—	(48,961,943)
Class C	—	—	(35,895,467)
Class I	—	—	(45,181,742)
Class Y	—	—	(22,904,206)

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2018

	First Eagle Fund of America
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class Y
Shares outstanding, beginning of period	10,169,352	11,465,333
Shares sold	346,003	630,347
Shares issued on reinvestment of distributions	935,598	678,635
Shares redeemed	(2,477,343)	(2,604,963)
Shares outstanding, end of period	8,973,610	10,169,352
Class R3^
Shares outstanding, beginning of period	—	—
Shares sold	1,421	—
Shares issued on reinvestment of distributions	—	—
Shares outstanding, end of period	1,421	—
Class R6^^
Shares outstanding, beginning of period	10,147	—
Shares sold	241,166	10,147
Shares issued on reinvestment of distributions	1,021	—
Shares redeemed	(113,712)	—
Shares outstanding, end of period	138,622	10,147

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class A
October 31, 2018	$60.46	0.49	(2.08)	(1.59)	(0.44)	(2.06)	—	(2.50)
October 31, 2017	$56.36	0.25	6.41	6.66	(0.21)	(2.35)	—	(2.56)
October 31, 2016	$53.10	0.30	3.56	3.86	(0.07)	(0.53)	—	(0.60)
October 31, 2015	$54.90	0.28	0.60	0.88	(0.30)	(2.38)	—	(2.68)
October 31, 2014	$54.92	0.30	2.12	2.42	(0.66)	(1.78)	—	(2.44)
First Eagle Global Fund Class C
October 31, 2018	$58.14	0.05	(2.02)	(1.97)	—	(2.06)	—	(2.06)
October 31, 2017	$54.47	(0.16)	6.18	6.02	—	(2.35)	—	(2.35)
October 31, 2016	$51.66	(0.11)	3.45	3.34	—	(0.53)	—	(0.53)
October 31, 2015	$53.57	(0.12)	0.59	0.47	—	(2.38)	—	(2.38)
October 31, 2014	$53.67	(0.11)	2.08	1.97	(0.29)	(1.78)	—	(2.07)
First Eagle Global Fund Class I
October 31, 2018	$60.85	0.66	(2.11)	(1.45)	(0.61)	(2.06)	—	(2.67)
October 31, 2017	$56.70	0.43	6.42	6.85	(0.35)	(2.35)	—	(2.70)
October 31, 2016	$53.43	0.44	3.57	4.01	(0.21)	(0.53)	—	(0.74)
October 31, 2015	$55.23	0.43	0.60	1.03	(0.45)	(2.38)	—	(2.83)
October 31, 2014	$55.23	0.43	2.13	2.56	(0.78)	(1.78)	—	(2.56)
First Eagle Global Fund Class R3
For The Period 5/01/18^- 10/31/18	$58.95	0.28	(2.61)	(2.33)	—	—	—	—
First Eagle Global Fund Class R4
For The Period 1/17/18^^- 10/31/18	$61.60	0.55	(5.45)	(4.90)	—	—	—	—
First Eagle Global Fund Class R6
For The Year Ended October 31, 2018	$60.88	0.72	(2.14)	(1.42)	(0.64)	(2.06)	—	(2.70)
For The Period 3/01/17^^^- 10/31/17	$57.33	0.37	3.18	3.55	—	—	—	—
First Eagle Overseas Fund Class A
October 31, 2018	$25.33	0.25	(2.03)	(1.78)	(0.40)	(0.44)	—	(0.84)
October 31, 2017	$23.86	0.12	2.16	2.28	(0.26)	(0.55)	—	(0.81)
October 31, 2016	$22.62	0.19	1.34	1.53	(0.04)	(0.25)	—	(0.29)
October 31, 2015	$23.18	0.14	0.39	0.53	(0.23)	(0.86)	—	(1.09)
October 31, 2014	$24.40	0.15	0.05	0.20	(0.46)	(0.96)	—	(1.42)

First Eagle Funds | Annual Report | October 31, 2018

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class A
October 31, 2018	$56.37	(2.82)%		$12,357,124	1.11%		1.11%		0.84%		0.84%		14.91%
October 31, 2017	$60.46	12.35%		$14,907,330	1.11%		1.11%		0.44%		0.44%		9.67%
October 31, 2016	$56.36	7.38%		$15,833,531	1.10%		1.10%		0.55%		0.55%		11.54%
October 31, 2015	$53.10	1.78%		$16,274,867	1.11%		1.11%		0.52%		0.52%		11.28%
October 31, 2014	$54.90	4.64%		$17,734,529	1.11%		1.11%		0.55%		0.55%		15.36%
First Eagle Global Fund Class C
October 31, 2018	$54.11	(3.54)%		$8,667,512	1.86%		1.86%		0.09%		0.09%		14.91%
October 31, 2017	$58.14	11.52%		$10,589,991	1.85%		1.85%		(0.29)%		(0.29)%		9.67%
October 31, 2016	$54.47	6.56%		$11,505,279	1.86%		1.86%		(0.21)%		(0.21)%		11.54%
October 31, 2015	$51.66	1.02%		$11,662,706	1.86%		1.86%		(0.23)%		(0.23)%		11.28%
October 31, 2014	$53.57	3.85%		$12,342,299	1.86%		1.86%		(0.21)%		(0.21)%		15.36%
First Eagle Global Fund Class I
October 31, 2018	$56.73	(2.54)%		$29,334,134	0.84%		0.84%		1.11%		1.11%		14.91%
October 31, 2017	$60.85	12.64%		$30,858,477	0.84%		0.84%		0.74%		0.74%		9.67%
October 31, 2016	$56.70	7.65%		$22,357,335	0.84%		0.84%		0.81%		0.81%		11.54%
October 31, 2015	$53.43	2.07%		$19,998,978	0.84%		0.84%		0.79%		0.79%		11.28%
October 31, 2014	$55.23	4.90%		$20,388,583	0.86%		0.86%		0.78%		0.78%		15.36%
First Eagle Global Fund Class R3
For The Period 5/01/18^- 10/31/18	$56.62	(3.95	)%(b)	$48	1.25	%(c)	1.25	%(c)	0.95	%(c)	0.95	%(c)	14.91	%(b)
First Eagle Global Fund Class R4
For The Period 1/17/18^^- 10/31/18	$56.70	(7.95	)%(b)	$117	1.02	%(c)	1.02	%(c)	1.18	%(c)	1.18	%(c)	14.91	%(b)
First Eagle Global Fund Class R6
For The Year Ended October 31, 2018	$56.76	(2.49)%		$782,213	0.78%		0.78%		1.21%		1.21%		14.91%
For The Period 3/01/17^^^- 10/31/17	$60.88	6.19	%(b)	$848,431	0.78	%(c)	0.78	%(c)	0.94	%(c)	0.94	%(c)	9.67	%(b)
First Eagle Overseas Fund Class A
October 31, 2018	$22.71	(7.27)%		$2,173,765	1.15%		1.15%		1.04%		1.04%		12.10%
October 31, 2017	$25.33	9.99%		$3,102,414	1.15%		1.15%		0.51%		0.51%		8.45%
October 31, 2016	$23.86	6.90%		$3,654,512	1.14%		1.14%		0.84%		0.84%		9.30%
October 31, 2015	$22.62	2.59%		$4,142,588	1.16%		1.16%		0.60%		0.60%		12.95%
October 31, 2014	$23.18	1.00%		$4,644,161	1.14%		1.14%		0.62%		0.62%		12.01%
First Eagle Funds | Annual Report | October 31, 2018

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Overseas Fund Class C
October 31, 2018	$24.29	0.08	(1.95)	(1.87)	(0.25)	(0.44)	—	(0.69)
October 31, 2017	$22.91	(0.05)	2.07	2.02	(0.09)	(0.55)	—	(0.64)
October 31, 2016	$21.84	0.02	1.30	1.32	—	(0.25)	—	(0.25)
October 31, 2015	$22.42	(0.03)	0.39	0.36	(0.08)	(0.86)	—	(0.94)
October 31, 2014	$23.64	(0.03)	0.07	0.04	(0.30)	(0.96)	—	(1.26)
First Eagle Overseas Fund Class I
October 31, 2018	$25.91	0.34	(2.08)	(1.74)	(0.47)	(0.44)	—	(0.91)
October 31, 2017	$24.40	0.21	2.17	2.38	(0.32)	(0.55)	—	(0.87)
October 31, 2016	$23.12	0.26	1.38	1.64	(0.11)	(0.25)	—	(0.36)
October 31, 2015	$23.62	0.20	0.41	0.61	(0.25)	(0.86)	—	(1.11)
October 31, 2014	$24.84	0.21	0.05	0.26	(0.52)	(0.96)	—	(1.48)
First Eagle Overseas Fund Class R3
For The Period 5/01/18^- 10/31/18	$25.10	0.16	(2.04)	(1.88)	—	—	—	—
First Eagle Overseas Fund Class R4
For The Period 1/17/18^^- 10/31/18	$26.15	0.31	(3.23)	(2.92)	—	—	—	—
First Eagle Overseas Fund Class R6
For The Year Ended October 31, 2018	$25.92	0.36	(2.09)	(1.73)	(0.48)	(0.44)	—	(0.92)
For The Period 3/01/17^^^- 10/31/17	$23.99	0.17	1.76	1.93	—	—	—	—
First Eagle U.S. Value Fund Class A
October 31, 2018	$21.26	0.11	0.31	0.42	(0.03)	(1.76)	—	(1.79)
October 31, 2017	$20.08	0.06	2.80	2.86	(0.04)	(1.64)	—	(1.68)
October 31, 2016	$19.82	0.08	1.07	1.15	(0.04)	(0.85)	—	(0.89)
October 31, 2015	$21.10	0.10	(0.10)	(0.00)**	(0.08)	(1.20)	—	(1.28)
October 31, 2014	$20.26	0.13	1.60	1.73	(0.15)	(0.74)	—	(0.89)
First Eagle U.S. Value Fund Class C
October 31, 2018	$20.54	(0.04)	0.29	0.25	—	(1.76)	—	(1.76)
October 31, 2017	$19.55	(0.09)	2.72	2.63	—	(1.64)	—	(1.64)
October 31, 2016	$19.43	(0.07)	1.04	0.97	—	(0.85)	—	(0.85)
October 31, 2015	$20.78	(0.05)	(0.10)	(0.15)	—	(1.20)	—	(1.20)
October 31, 2014	$19.97	(0.03)	1.58	1.55	(0.00)**	(0.74)	—	(0.74)

First Eagle Funds | Annual Report | October 31, 2018

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Overseas Fund Class C
October 31, 2018	$21.73	(7.92)%		$687,318	1.88%		1.88%		0.32%		0.32%		12.10%
October 31, 2017	$24.29	9.14%		$899,654	1.88%		1.88%		(0.20)%		(0.20)%		8.45%
October 31, 2016	$22.91	6.14%		$992,573	1.89%		1.89%		0.10%		0.10%		9.30%
October 31, 2015	$21.84	1.82%		$1,036,295	1.89%		1.89%		(0.13)%		(0.13)%		12.95%
October 31, 2014	$22.42	0.28%		$1,085,640	1.89%		1.89%		(0.13)%		(0.13)%		12.01%
First Eagle Overseas Fund Class I
October 31, 2018	$23.26	(6.98)%		$11,093,973	0.86%		0.86%		1.35%		1.35%		12.10%
October 31, 2017	$25.91	10.24%		$13,831,360	0.87%		0.86%		0.86%		0.86%		8.45%
October 31, 2016	$24.40	7.22%		$10,608,351	0.87%		0.87%		1.12%		1.12%		9.30%
October 31, 2015	$23.12	2.88%		$8,702,209	0.88%		0.88%		0.88%		0.88%		12.95%
October 31, 2014	$23.62	1.23%		$8,811,126	0.89%		0.89%		0.87%		0.87%		12.01%
First Eagle Overseas Fund Class R3
For The Period 5/01/18^- 10/31/18	$23.22	(7.49	)%(b)	$46	1.21	%(c)	1.21	%(c)	1.32	%(c)	1.32	%(c)	12.10	%(b)
First Eagle Overseas Fund Class R4
For The Period 1/17/18^^- 10/31/18	$23.23	(11.17	)%(b)	$78	1.03	%(c)	1.03	%(c)	1.60	%(c)	1.60	%(c)	12.10	%(b)
First Eagle Overseas Fund Class R6
For The Year Ended October 31, 2018	$23.27	(6.92)%		$592,247	0.80%		0.80%		1.44%		1.44%		12.10%
For The Period 3/01/17^^^- 10/31/17	$25.92	8.04	%(b)	$544,632	0.79	%(c)	0.79	%(c)	1.01	%(c)	1.01	%(c)	8.45	%(b)
First Eagle U.S. Value Fund Class A
October 31, 2018	$19.89	2.01%		$590,922	1.15%		1.10%		0.51%		0.56%		9.05%
October 31, 2017	$21.26	14.94%		$716,820	1.14%		1.09%		0.24%		0.29%		5.85%
October 31, 2016	$20.08	6.21%		$817,481	1.11%		1.14%		0.40%		0.37%		10.65%
October 31, 2015	$19.82	0.04%		$966,396	1.14%		1.14%		0.49%		0.49%		15.14%
October 31, 2014	$21.10	8.93%		$1,228,878	1.14%		1.14%		0.63%		0.63%		15.64%
First Eagle U.S. Value Fund Class C
October 31, 2018	$19.03	1.20%		$361,606	1.90%		1.85%		(0.24)%		(0.19)%		9.05%
October 31, 2017	$20.54	14.13%		$448,462	1.89%		1.84%		(0.51)%		(0.46)%		5.85%
October 31, 2016	$19.55	5.38%		$516,405	1.87%		1.90%		(0.37)%		(0.40)%		10.65%
October 31, 2015	$19.43	(0.70)%		$592,960	1.90%		1.90%		(0.27)%		(0.27)%		15.14%
October 31, 2014	$20.78	8.09%		$705,076	1.89%		1.89%		(0.13)%		(0.13)%		15.64%

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle U.S. Value Fund Class I
October 31, 2018	$21.61	0.18	0.29	0.47	(0.09)	(1.76)	—	(1.85)
October 31, 2017	$20.38	0.12	2.84	2.96	(0.09)	(1.64)	—	(1.73)
October 31, 2016	$20.11	0.13	1.08	1.21	(0.09)	(0.85)	—	(0.94)
October 31, 2015	$21.40	0.16	(0.12)	0.04	(0.13)	(1.20)	—	(1.33)
October 31, 2014	$20.54	0.18	1.62	1.80	(0.20)	(0.74)	—	(0.94)
First Eagle U.S. Value Fund Class R3
For The Period 5/01/18^- 10/31/18	$20.37	0.06	(0.23)	(0.17)	—	—	—	—
First Eagle U.S. Value Fund Class R6
For The Year Ended October 31, 2018	$21.62	0.18	0.30	0.48	(0.10)	(1.76)	—	(1.86)
For The Period 3/01/17^^^- 10/31/17	$20.66	0.09	0.87	0.96	—	—	—	—
First Eagle Gold Fund Class A
October 31, 2018	$16.50	(0.07)	(3.35)	(3.42)	—	—	—	—
October 31, 2017	$17.99	(0.09)	(1.40)	(1.49)	—	—	—	—
October 31, 2016	$12.36	(0.11)	5.74	5.63	—	—	—	—
October 31, 2015	$13.45	(0.08)	(1.01)	(1.09)	—	—	—	—
October 31, 2014	$17.03	(0.09)	(3.49)	(3.58)	—	—	—	—
First Eagle Gold Fund Class C
October 31, 2018	$15.36	(0.17)	(3.10)	(3.27)	—	—	—	—
October 31, 2017	$16.89	(0.21)	(1.32)	(1.53)	—	—	—	—
October 31, 2016	$11.70	(0.22)	5.41	5.19	—	—	—	—
October 31, 2015	$12.84	(0.18)	(0.96)	(1.14)	—	—	—	—
October 31, 2014	$16.37	(0.20)	(3.33)	(3.53)	—	—	—	—
First Eagle Gold Fund Class I
October 31, 2018	$16.90	(0.02)	(3.44)	(3.46)	—	—	—	—
October 31, 2017	$18.38	(0.04)	(1.44)	(1.48)	—	—	—	—
October 31, 2016	$12.59	(0.06)	5.85	5.79	—	—	—	—
October 31, 2015	$13.66	(0.04)	(1.03)	(1.07)	—	—	—	—
October 31, 2014	$17.25	(0.05)	(3.54)	(3.59)	—	—	—	—
First Eagle Gold Fund Class R3
For The Period 5/01/18^- 10/31/18	$16.35	(0.04)	(2.87)	(2.91)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2018

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle U.S. Value Fund Class I
October 31, 2018	$20.23	2.24%		$875,239	0.87%		0.82%		0.79%		0.84%		9.05%
October 31, 2017	$21.61	15.27%		$983,508	0.86%		0.81%		0.51%		0.56%		5.85%
October 31, 2016	$20.38	6.49%		$841,199	0.84%		0.87%		0.67%		0.64%		10.65%
October 31, 2015	$20.11	0.28%		$942,370	0.87%		0.87%		0.76%		0.76%		15.14%
October 31, 2014	$21.40	9.19%		$1,199,674	0.88%		0.88%		0.87%		0.87%		15.64%
First Eagle U.S. Value Fund Class R3
For The Period 5/01/18^- 10/31/18	$20.20	(0.83	)%(b)	$50	1.24	%(c)	1.19	%(c)	0.50	%(c)	0.55	%(c)	9.05	%(b)
First Eagle U.S. Value Fund Class R6
For The Year Ended October 31, 2018	$20.24	2.28%		$1,362	0.86%		0.81%		0.82%		0.87%		9.05%
For The Period 3/01/17^^^- 10/31/17	$21.62	4.65	%(b)	$833	0.85	%(c)	0.80	%(c)	0.56	%(c)	0.61	%(c)	5.85	%(b)
First Eagle Gold Fund Class A
October 31, 2018	$13.08	(20.73)%		$294,509	1.29%		1.29%		(0.45)%		(0.45)%		9.43%
October 31, 2017	$16.50	(8.28)%		$451,039	1.26%		1.26%		(0.53)%		(0.53)%		7.90%
October 31, 2016	$17.99	45.55%		$566,708	1.27%		1.27%		(0.65)%		(0.65)%		15.82%
October 31, 2015	$12.36	(8.10)%		$390,521	1.33%		1.33%		(0.57)%		(0.57)%		12.47%
October 31, 2014	$13.45	(21.02)%		$448,012	1.27%		1.27%		(0.54)%		(0.54)%		13.33%
First Eagle Gold Fund Class C
October 31, 2018	$12.09	(21.29)%		$111,685	2.05%		2.05%		(1.21)%		(1.21)%		9.43%
October 31, 2017	$15.36	(9.06)%		$166,043	2.04%		2.03%		(1.30)%		(1.30)%		7.90%
October 31, 2016	$16.89	44.36%		$206,225	2.04%		2.04%		(1.42)%		(1.42)%		15.82%
October 31, 2015	$11.70	(8.88)%		$148,119	2.14%		2.14%		(1.39)%		(1.39)%		12.47%
October 31, 2014	$12.84	(21.56)%		$185,551	2.02%		2.02%		(1.29)%		(1.29)%		13.33%
First Eagle Gold Fund Class I
October 31, 2018	$13.44	(20.47)%		$392,310	1.00%		1.00%		(0.15)%		(0.15)%		9.43%
October 31, 2017	$16.90	(8.05)%		$559,784	0.99%		0.99%		(0.25)%		(0.25)%		7.90%
October 31, 2016	$18.38	45.99%		$509,635	0.98%		0.98%		(0.36)%		(0.36)%		15.82%
October 31, 2015	$12.59	(7.83)%		$306,131	1.03%		1.03%		(0.27)%		(0.27)%		12.47%
October 31, 2014	$13.66	(20.81)%		$366,186	1.01%		1.01%		(0.29)%		(0.29)%		13.33%
First Eagle Gold Fund Class R3
For The Period 5/01/18^- 10/31/18	$13.44	(17.80	)%(b)	$41	1.32	%(c)	1.32	%(c)	(0.59	)%(c)	(0.59	)%(c)	9.43	%(b)

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Gold Fund Class R6
For The Year Ended October 31, 2018	$16.91	(0.02)	(3.43)	(3.45)	—	—	—	—
For The Period 3/01/17^^^- 10/31/17	$17.60	(0.06)	(0.63)	(0.69)	—	—	—	—
First Eagle Global Income Builder Fund Class A
October 31, 2018	$12.05	0.25	(0.56)	(0.31)	(0.23)	—	(0.06)	(0.29)
October 31, 2017	$10.99	0.28	1.07	1.35	(0.29)	—	—	(0.29)
October 31, 2016	$10.73	0.34	0.27	0.61	(0.35)	—	—	(0.35)
October 31, 2015	$11.41	0.35	(0.51)	(0.16)	(0.37)	(0.15)	—	(0.52)
October 31, 2014	$11.26	0.36	0.17	0.53	(0.38)	—	—	(0.38)
First Eagle Global Income Builder Fund Class C
October 31, 2018	$12.02	0.16	(0.56)	(0.40)	(0.14)	—	(0.06)	(0.20)
October 31, 2017	$10.96	0.19	1.07	1.26	(0.20)	—	—	(0.20)
October 31, 2016	$10.71	0.25	0.26	0.51	(0.26)	—	—	(0.26)
October 31, 2015	$11.38	0.26	(0.50)	(0.24)	(0.28)	(0.15)	—	(0.43)
October 31, 2014	$11.23	0.27	0.17	0.44	(0.29)	—	—	(0.29)
First Eagle Global Income Builder Fund Class I
October 31, 2018	$12.02	0.28	(0.55)	(0.27)	(0.26)	—	(0.06)	(0.32)
October 31, 2017	$10.96	0.31	1.07	1.38	(0.32)	—	—	(0.32)
October 31, 2016	$10.71	0.36	0.26	0.62	(0.37)	—	—	(0.37)
October 31, 2015	$11.39	0.38	(0.52)	(0.14)	(0.39)	(0.15)	—	(0.54)
October 31, 2014	$11.23	0.38	0.19	0.57	(0.41)	—	—	(0.41)
First Eagle Global Income Builder Fund Class R3
For The Period 5/01/18^- 10/31/18	$11.92	0.13	(0.49)	(0.36)	(0.10)	—	(0.03)	(0.13)
First Eagle Global Income Builder Fund Class R6
For The Year Ended October 31, 2018	$12.01	0.28	(0.54)	(0.26)	(0.27)	—	(0.06)	(0.33)
For The Period 3/01/17^^^- 10/31/17	$11.37	0.20	0.67	0.87	(0.23)	—	—	(0.23)
First Eagle High Yield Fund Class A
October 31, 2018	$9.03	0.47	(0.24)	0.23	(0.45)	—	—	(0.45)
October 31, 2017	$8.99	0.46	0.04	0.50	(0.45)	—	(0.01)	(0.46)
October 31, 2016	$8.90	0.55	0.12	0.67	(0.54)	—	(0.04)	(0.58)
October 31, 2015	$9.96	0.55	(0.96)	(0.41)	(0.56)	(0.09)	—	(0.65)
October 31, 2014	$10.11	0.53	(0.15)	0.38	(0.53)	—	—	(0.53)

First Eagle Funds | Annual Report | October 31, 2018

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Gold Fund Class R6
For The Year Ended October 31, 2018	$13.46	(20.40)%		$74,414	0.91%		0.91%		(0.14)%		(0.14)%		9.43%
For The Period 3/01/17^^^- 10/31/17	$16.91	(3.92	)%(b)	$15,650	0.90	%(c)	0.91	%(c)	(0.51	)%(c)	(0.51	)%(c)	7.90	%(b)
First Eagle Global Income Builder Fund Class A
October 31, 2018	$11.45	(2.64)%		$319,003	1.18%		1.18%		2.11%		2.11%		22.15%
October 31, 2017	$12.05	12.39%		$339,792	1.19%		1.19%		2.43%		2.43%		23.18%
October 31, 2016	$10.99	5.76%		$361,605	1.18%		1.18%		3.16%		3.16%		29.76%
October 31, 2015	$10.73	(1.39)%		$410,153	1.19%		1.19%		3.16%		3.16%		29.68%
October 31, 2014	$11.41	4.67%		$439,569	1.26%		1.23%		3.09%		3.12%		18.45%
First Eagle Global Income Builder Fund Class C
October 31, 2018	$11.42	(3.38)%		$297,716	1.93%		1.93%		1.35%		1.35%		22.15%
October 31, 2017	$12.02	11.58%		$334,473	1.94%		1.94%		1.69%		1.69%		23.18%
October 31, 2016	$10.96	4.87%		$344,660	1.94%		1.94%		2.40%		2.40%		29.76%
October 31, 2015	$10.71	(2.07)%		$382,467	1.96%		1.96%		2.41%		2.41%		29.68%
October 31, 2014	$11.38	3.90%		$379,188	2.00%		1.97%		2.31%		2.34%		18.45%
First Eagle Global Income Builder Fund Class I
October 31, 2018	$11.43	(2.31)%		$742,408	0.92%		0.92%		2.38%		2.38%		22.15%
October 31, 2017	$12.02	12.71%		$717,643	0.93%		0.93%		2.68%		2.68%		23.18%
October 31, 2016	$10.96	5.93%		$509,250	0.92%		0.92%		3.39%		3.39%		29.76%
October 31, 2015	$10.71	(1.14)%		$470,802	0.94%		0.94%		3.41%		3.41%		29.68%
October 31, 2014	$11.39	5.00%		$489,621	1.05%		0.97%		3.25%		3.33%		18.45%
First Eagle Global Income Builder Fund Class R3
For The Period 5/01/18^- 10/31/18	$11.43	(3.02	)%(b)	$48	1.27	%(c)	1.27	%(c)	2.23	%(c)	2.23	%(c)	22.15	%(b)
First Eagle Global Income Builder Fund Class R6
For The Year Ended October 31, 2018	$11.42	(2.27)%		$912	0.88%		0.88%		2.38%		2.38%		22.15%
For The Period 3/01/17^^^- 10/31/17	$12.01	7.68	%(b)	$965	0.89	%(c)	0.89	%(c)	2.55	%(c)	2.55	%(c)	23.18	%(b)
First Eagle High Yield Fund Class A
October 31, 2018	$8.81	2.56%		$78,360	1.26%		1.19%		5.17%		5.24%		24.82%
October 31, 2017	$9.03	5.71%		$98,548	1.21%		1.16%		5.02%		5.07%		25.77%
October 31, 2016	$8.99	8.24%		$158,102	1.15%		1.20%		6.45%		6.40%		36.88%
October 31, 2015	$8.90	(4.24)%		$201,685	1.12%		1.16%		5.81%		5.77%		31.62%
October 31, 2014	$9.96	3.74%		$246,954	1.09%		1.09%		5.17%		5.17%		43.02%

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle High Yield Fund Class C
October 31, 2018	$9.02	0.40	(0.24)	0.16	(0.38)	—	—	(0.38)
October 31, 2017	$8.98	0.39	0.05	0.44	(0.39)	—	(0.01)	(0.40)
October 31, 2016	$8.89	0.49	0.12	0.61	(0.48)	—	(0.04)	(0.52)
October 31, 2015	$9.95	0.48	(0.96)	(0.48)	(0.49)	(0.09)	—	(0.58)
October 31, 2014	$10.10	0.45	(0.15)	0.30	(0.45)	—	—	(0.45)
First Eagle High Yield Fund Class I
October 31, 2018	$9.04	0.49	(0.25)	0.24	(0.47)	—	—	(0.47)
October 31, 2017	$8.99	0.49	0.05	0.54	(0.48)	—	(0.01)	(0.49)
October 31, 2016	$8.90	0.58	0.12	0.70	(0.57)	—	(0.04)	(0.61)
October 31, 2015	$9.96	0.58	(0.96)	(0.38)	(0.59)	(0.09)	—	(0.68)
October 31, 2014	$10.11	0.55	(0.14)	0.41	(0.56)	—	—	(0.56)
First Eagle High Yield Fund Class R3
For The Period 5/01/18^- 10/31/18	$8.91	0.23	(0.10)	0.13	(0.22)	—	—	(0.22)
First Eagle High Yield Fund Class R6
For The Year Ended October 31, 2018	$9.04	0.49	(0.24)	0.25	(0.47)	—	—	(0.47)
For The Period 3/01/17^^^- 10/31/17	$9.10	0.32	(0.05)	0.27	(0.33)	—	(0.00)**	(0.33)
First Eagle Fund of America Class A
October 31, 2018	$38.18	0.08	(4.15)	(4.07)	—	(3.58)	—	(3.58)
October 31, 2017	$32.93	(0.02)	7.41	7.39	(0.07)	(2.07)	—	(2.14)
October 31, 2016	$35.79	0.14	(1.99)	(1.85)	(0.01)	(1.00)	—	(1.01)
October 31, 2015	$38.58	0.05	(0.01)	0.04	(0.12)	(2.71)	—	(2.83)
October 31, 2014	$34.76	0.17	4.26	4.43	(0.09)	(0.52)	—	(0.61)
First Eagle Fund of America Class C
October 31, 2018	$31.08	(0.14)	(3.27)	(3.41)	—	(3.58)	—	(3.58)
October 31, 2017	$27.32	(0.23)	6.06	5.83	—	(2.07)	—	(2.07)
October 31, 2016	$30.07	(0.10)	(1.65)	(1.75)	—	(1.00)	—	(1.00)
October 31, 2015	$32.98	(0.20)	(0.00)**	(0.20)	—	(2.71)	—	(2.71)
October 31, 2014	$29.94	(0.10)	3.66	3.56	—	(0.52)	—	(0.52)
First Eagle Fund of America Class I
October 31, 2018	$39.15	0.21	(4.30)	(4.09)	(0.02)	(3.58)	—	(3.60)
October 31, 2017	$33.72	0.08	7.59	7.67	(0.17)	(2.07)	—	(2.24)
October 31, 2016	$36.62	0.24	(2.04)	(1.80)	(0.10)	(1.00)	—	(1.10)
October 31, 2015	$39.39	0.16	(0.00)**	0.16	(0.22)	(2.71)	—	(2.93)
October 31, 2014	$35.47	0.25	4.36	4.61	(0.17)	(0.52)	—	(0.69)

First Eagle Funds | Annual Report | October 31, 2018

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle High Yield Fund Class C
October 31, 2018	$8.80	1.68%		$62,749	2.01%		1.94%		4.43%		4.50%		24.82%
October 31, 2017	$9.02	5.06%		$87,479	1.95%		1.90%		4.30%		4.35%		25.77%
October 31, 2016	$8.98	7.46%		$114,139	1.89%		1.94%		5.74%		5.69%		36.88%
October 31, 2015	$8.89	(4.96)%		$129,214	1.87%		1.91%		5.07%		5.03%		31.62%
October 31, 2014	$9.95	2.97%		$184,459	1.84%		1.83%		4.42%		4.43%		43.02%
First Eagle High Yield Fund Class I
October 31, 2018	$8.81	2.74%		$184,351	0.97%		0.90%		5.46%		5.53%		24.82%
October 31, 2017	$9.04	6.15%		$278,660	0.91%		0.86%		5.33%		5.38%		25.77%
October 31, 2016	$8.99	8.54%		$315,023	0.86%		0.91%		6.83%		6.78%		36.88%
October 31, 2015	$8.90	(3.97)%		$472,930	0.83%		0.87%		6.10%		6.06%		31.62%
October 31, 2014	$9.96	4.03%		$709,776	0.83%		0.84%		5.43%		5.42%		43.02%
First Eagle High Yield Fund Class R3
For The Period 5/01/18^- 10/31/18	$8.82	1.41	%(b)	$51	1.36	%(c)	1.27	%(c)	4.99	%(c)	5.08	%(c)	24.82	%(b)
First Eagle High Yield Fund Class R6
For The Year Ended October 31, 2018	$8.82	2.80%		$401	1.01%		0.93%		5.36%		5.44%		24.82%
For The Period 3/01/17^^^- 10/31/17	$9.04	2.99	%(b)	$114	0.92	%(c)	0.87	%(c)	5.29	%(c)	5.34	%(c)	25.77	%(b)
First Eagle Fund of America Class A
October 31, 2018	$30.53	(11.84)%		$388,961	1.32%		1.32%		0.23%		0.23%		60.29%
October 31, 2017	$38.18	23.56%		$622,389	1.31%		1.31%		(0.07)%		(0.07)%		57.02%
October 31, 2016	$32.93	(5.30	)%(d)	$865,109	1.32%		1.32%		0.43%		0.43%		55.06%
October 31, 2015	$35.79	0.19%		$1,331,912	1.35%		1.35%		0.12%		0.12%		32.23%
October 31, 2014	$38.58	12.92%		$1,204,402	1.36%		1.36%		0.45%		0.45%		35.18%
First Eagle Fund of America Class C
October 31, 2018	$24.09	(12.48)%		$244,240	2.06%		2.06%		(0.51)%		(0.51)%		60.29%
October 31, 2017	$31.08	22.61%		$401,699	2.06%		2.06%		(0.81)%		(0.81)%		57.02%
October 31, 2016	$27.32	(5.99	)%(d)	$509,568	2.08%		2.08%		(0.35)%		(0.35)%		55.06%
October 31, 2015	$30.07	(0.55)%		$742,365	2.10%		2.10%		(0.63)%		(0.63)%		32.23%
October 31, 2014	$32.98	12.06%		$631,696	2.11%		2.11%		(0.31)%		(0.31)%		35.18%
First Eagle Fund of America Class I
October 31, 2018	$31.46	(11.53)%		$612,845	1.02%		1.02%		0.58%		0.58%		60.29%
October 31, 2017	$39.15	23.91%		$829,414	1.01%		1.01%		0.22%		0.22%		57.02%
October 31, 2016	$33.72	(5.01	)%(d)	$808,426	1.03%		1.03%		0.71%		0.71%		55.06%
October 31, 2015	$36.62	0.48%		$1,167,750	1.05%		1.05%		0.41%		0.41%		32.23%
October 31, 2014	$39.39	13.20%		$887,507	1.11%		1.11%		0.66%		0.66%		35.18%

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Fund of America Class Y
October 31, 2018	$39.07	0.09	(4.27)	(4.18)	—	(3.58)	—	(3.58)
October 31, 2017	$33.67	(0.03)	7.58	7.55	(0.08)	(2.07)	—	(2.15)
October 31, 2016	$36.56	0.14	(2.03)	(1.89)	(0.00)**	(1.00)	—	(1.00)
October 31, 2015	$39.35	0.05	(0.02)	0.03	(0.11)	(2.71)	—	(2.82)
October 31, 2014	$35.42	0.17	4.34	4.51	(0.06)	(0.52)	—	(0.58)
First Eagle Fund of America Class R3
For The Period 5/01/18^- 10/31/18	$35.19	0.14	(3.93)	(3.79)	—	—	—	—
First Eagle Fund of America Class R6
For The Year Ended October 31, 2018	$39.15	0.65	(4.73)	(4.08)	(0.03)	(3.58)	—	(3.61)
For The Period 3/01/17^^^- 10/31/17	$35.44	0.02	3.69	3.71	—	—	—	—

^  Class R3 commenced investment operations on May 1, 2018.

^^  Class R4 commenced investment operations on January 17, 2018.

^^^  Class R6 commenced investment operations on March 1, 2017.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Yield Fund, which has a sales charge of 4.50% and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)  Not Annualized

(c)  Annualized

(d)  In 2016, the Fund received a voluntary reimbursement by the subadviser for a realized investment loss. By excluding this reimbursement, total returns would have been -5.30%, -6.02%, -5.01% and -5.31% for Class A, Class C, Class I and Class Y, respectively.

See Notes to Financial Statements.
First Eagle Funds | Annual Report | October 31, 2018

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Fund of America Class Y
October 31, 2018	$31.31	(11.85)%		$280,977	1.33%		1.33%		0.26%		0.26%		60.29%
October 31, 2017	$39.07	23.54%		$397,293	1.31%		1.31%		(0.09)%		(0.09)%		57.02%
October 31, 2016	$33.67	(5.28	)%(d)	$385,995	1.33%		1.33%		0.40%		0.40%		55.06%
October 31, 2015	$36.56	0.18%		$495,822	1.36%		1.36%		0.12%		0.12%		32.23%
October 31, 2014	$39.35	12.91%		$527,831	1.36%		1.36%		0.45%		0.45%		35.18%
First Eagle Fund of America Class R3
For The Period 5/01/18^- 10/31/18	$31.40	(10.74	)%(b)	$45	1.38	%(c)	1.38	%(c)	0.79	%(c)	0.79	%(c)	60.29	%(b)
First Eagle Fund of America Class R6
For The Year Ended October 31, 2018	$31.46	(11.53)%		$4,362	0.98%		0.98%		1.85%		1.86%		60.29%
For The Period 3/01/17^^^- 10/31/17	$39.15	10.47	%(b)	$397	1.00	%(c)	1.00	%(c)	0.09	%(c)	0.09	%(c)	57.02	%(b)

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.

The Funds offer seven share classes, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares. Additionally, First Eagle Fund of America also offers Class Y shares. Class R4 shares (except for First Eagle Global Fund and First Eagle Overseas Fund) and Class R5 shares (which collectively launched on March 1, 2017 together with Class R6 shares) are not currently funded, but are available for investment.

Effective at the close of business on Friday, May 9, 2014, the First Eagle Overseas Fund is closed to new investors, subject to certain limited exceptions. Additionally, Class Y on First Eagle Fund of America is closed to new investors, subject to certain limited exceptions. Additional information can be found in the Funds' prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. Investment funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"),

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold bullion, and First Eagle Gold Cayman Fund, Ltd. also holds physical silver. Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2018, the First Eagle Global Cayman Fund, Ltd. has $3,925,699,567 in net assets, representing 7.68% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2018, the First Eagle Overseas Cayman Fund, Ltd. has $962,984,424 in net assets, representing 6.62% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2018, the First Eagle U.S. Value Cayman Fund, Ltd. has $181,943,411 in net assets, representing 9.95% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2018, the First Eagle Gold Cayman Fund, Ltd. has $197,623,408 in net assets, representing 22.64% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service, or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE (normally 4:00 p.m. Eastern Time). Prior to June 18, 2018, commodities were valued at the indicative mean of the best-bid/best-offer immediately prior to the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

The exchange rates, as provided by an independent price source as of the close of the NYSE (normally 4:00 p.m. Eastern Time) are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Funds.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2018:

First Eagle Global Fund

Description	Level 1	Level 2		Level 3‡		Total
Assets:†
Common Stocks	$22,432,246,467	$15,921,092,387	(a)	$17,553,847		$38,370,892,701
Corporate Bonds	—	—		5,425,998	(b)	5,425,998
Commodities*	—	4,296,577,677		—		4,296,577,677
Foreign Government Securities	—	581,297,997		—	^	581,297,997
Short-Term Investments	240,743	7,515,476,679		—		7,515,717,422
U.S. Treasury Obligations	—	113,758,712		—		113,758,712
Forward Foreign Currency Exchange Contracts**	—	67,541,601		—		67,541,601
Total	$22,432,487,210	$28,495,745,053		$22,979,845		$50,951,212,108

(a)  At October 31, 2018, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details. Certain other securities are identified within Level 2 due to other significant observable inputs.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

^  Fair value represents zero.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2018 was as follows:

First Eagle Global Fund (continued)

	Common Stocks	Corporate Bonds		Foreign Government Securities		Total Value
Beginning Balance — market value	$67,646,852	$24,461,850		$—	^	$92,108,702
Purchases(1)	—	—		—		—
Sales(2)	(74,327,127)	(42,873,207)		—		(117,200,334)
Transfer In — Level 3	—	5,316,658	(a)	—		5,316,658
Transfer Out — Level 3	—	—		—		—
Accrued Amortization	—	33,811		—		33,811
Realized Gains (Losses)	74,152,999	14,228,237		—		88,381,236
Change in Unrealized Appreciation (Depreciation)	(49,918,877)	4,258,649		—		(45,660,228)
Ending Balance — market value	$17,553,847	$5,425,998		$—	^	$22,979,845
Change in unrealized gains or (losses) relating to assets still held at reporting date	$3,723,064	$75,529		$—		$3,798,593

(a)  Transfers from Level 2 to Level 3 are due to a decline in market activity, e.g., frequency of trades, which resulted in a lack of available market inputs to determine price.

^  Fair value represents zero.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
Common Stock	$17,553,847	Comparable Security	Market Discount	30% (30%)
Foreign Government Securities	$—	Discounted Cash Flow	Estimated Recoverability	0% (0%)
Total	$17,553,847

(a)  Unobservable inputs were weighted by the relative fair value of the instruments.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

First Eagle Overseas Fund

Description	Level 1	Level 2		Level 3‡	Total
Assets:†
Common Stocks	$2,350,172,246	$8,567,562,126	(a)	$49,124,497	$10,966,858,869
Commodities*	—	1,205,722,763		—	1,205,722,763
Foreign Government Securities	—	278,462,470		—	278,462,470
Short-Term Investments	103,474	1,876,006,860		—	1,876,110,334
U.S. Treasury Obligations	—	35,893,611		—	35,893,611
Forward Currency Contracts**	—	37,729,437		—	37,729,437
Total	$2,350,275,720	$12,001,377,267		$49,124,497	$14,400,777,484

(a)  At October 31, 2018, these non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the year ended October 31, 2018 was as follows:

	Common Stocks	Corporate Bonds	Total Value
Beginning Balance — market value	$103,200,268	$16,307,900	$119,508,168
Purchases(1)	—	—	—
Sales(2)	(72,582,815)	(28,676,029)	(101,258,844)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	63,324,560	9,589,438	72,913,998
Change in Unrealized Appreciation (Depreciation)	(44,817,516)	2,778,691	(42,038,825)
Ending Balance — market value	$49,124,497	$—	$49,124,497
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,082,358)	$—	$(2,082,358)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$21,395,984	Comparable Security Market	Market Discount Enterprise	30% (30%)
	$27,728,513	Comparable Companies	Value Multiple	0.76x- 8.10x (4.43x)
Common Stocks	$49,124,497
Total	$49,124,497

(a)  Unobservable inputs were weighted by the relative fair value of the instruments.

First Eagle U.S. Value Fund

Description	Level 1	Level 2		Level 3‡		Total
Assets:†
Common Stocks	$1,276,092,233	$11,104,271	(a)	$—		$1,287,196,504
Corporate Bonds	—	31,993,438		595,500	(b)	32,588,938
Commodities*	—	181,952,654		—		181,952,654
Short-Term Investments	43,272	322,011,380		—		322,054,652
Total	$1,276,135,505	$547,061,743		$595,500		$1,823,792,748

(a)  At October 31, 2018, these non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2018 was as follows:

First Eagle U.S. Value Fund (continued)

	Corporate Bond
Beginning Balance — market value	$—
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	583,500	(a)
Transfer Out — Level 3	—
Accrued Amortization	3,878
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	8,122
Ending Balance — market value	$595,500
Change in unrealized gains or (losses) relating to assets still held at reporting date	$8,122

(a)  Transfers from Level 2 to Level 3 are due to a decline in market activity, e.g., frequency of trades, which resulted in a lack of available market inputs to determine price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions

First Eagle Gold Fund

Description	Level 1	Level 2		Level 3	Total
Assets:†
Common Stocks	$566,239,944	$90,827,955	(a)	$—	$657,067,899
Commodities*	—	197,700,554		—	197,700,554
Short-Term Investments	66,251	20,383,659		—	20,449,910
Warrants	1,471	—		—	1,471
Total	$566,307,666	$308,912,168		$—	$875,219,834

(a)  At October 31, 2018, these non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold and silver bullion.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2018 was as follows:

First Eagle Gold Fund (continued)

Convertible Bond
Beginning Balance — market value	$15,000,000
Purchases(1)	—
Sales(2)	(15,000,000)
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions

First Eagle Global Income Builder Fund

Description	Level 1	Level 2		Level 3‡		Total
Assets:†
Common Stocks	$316,285,112	$443,746,791	(a)	$—		$760,031,903
Corporate Bonds	—	373,325,057		—		373,325,057
Closed End Funds	—	6,891,251		—		6,891,251
Commodities*	—	55,065,632		—		55,065,632
Foreign Government Securities	—	17,837,456		—		17,837,456
Loan Assignments	—	23,306,029		16,701,525	(b)	40,007,554
Preferred Stocks	1,741,796	—		—		1,741,796
Short-Term Investments	2,198	42,131,202		—		42,133,400
U.S. Treasury Obligations	—	52,113,322		—		52,113,322
Forward Foreign Currency Exchange Contracts**	—	1,818,158		—		1,818,158
Total	$318,029,106	$1,016,234,898		$16,701,525		$1,350,965,529

(a)  At October 31, 2018, these non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2018 was as follows:

First Eagle Global Income Builder Fund (continued)

	Corporate Bonds		Loan Assignments	Total Value
Beginning Balance — market value	$2,840,419		$16,763,123	$19,603,542
Purchases(1)	—		—	—
Sales(2)	—		(1,070,836)	(1,070,836)
Transfer In — Level 3	—		—	—
Transfer Out — Level 3	(2,840,419	)(a)	—	(2,840,419)
Accrued Amortization	—		55,913	55,913
Realized Gains (Losses)	—		1,815	1,815
Change in Unrealized Appreciation (Depreciation)	—		951,510	951,510
Ending Balance — market value	$—		$16,701,525	$16,701,525
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—		$951,510	$951,510

(a)  Transfers from Level 3 to Level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions

First Eagle High Yield Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$—	$—	$10,393,732		$10,393,732
Corporate Bonds	—	263,310,385	—		263,310,385
Loan Assignments	—	10,660,454	17,192,569	(a)	27,853,023
Short-Term Investments	1,854	18,885,757	—		18,887,611
Forward Foreign Currency Exchange Contracts**	—	28,645	—		28,645
Total	$1,854	$292,885,241	$27,586,301		$320,473,396

(a)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2018 was as follows:

First Eagle High Yield Fund (continued)

	Common Stocks	Corporate Bonds		Loan Assignments	Total Value
Beginning Balance — market value	$2,603,164	$9,726,191		$23,239,667	$35,569,022
Purchases(1)	7,855,278	825,199		1,068,750	9,749,227
Sales(2)	(1,333,116)	(16,647,220)		(8,148,610)	(26,128,946)
Transfer In — Level 3	—	—		—	—
Transfer Out — Level 3	—	(4,180,852	)(a)	—	(4,180,852)
Accrued Amortization	—	(1,103,178)		(5,185)	(1,108,363)
Realized Gains (Losses)	(3,604,000)	—		(3,172,738)	(6,776,738)
Change in Unrealized Appreciation (Depreciation)	4,872,406	11,379,860		4,210,685	20,462,951
Ending Balance — market value	$10,393,732	$—		$17,192,569	$27,586,301
Change in unrealized gains or (losses) relating to assets still held at reporting date	$2,538,454	$—		$1,298,887	$3,837,341

(a)  Transfers from Level 3 to Level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
Common Stocks			Indicative Broker Quotes (Mid)	$37.50 - $38.25 ($37.92)
	$10,393,732	Market Comparable Companies	Enterprise Value Multiple	0.20 6.41x (3.26x)x-
Total	$10,393,732

(a)  Unobservable inputs were weighted by the relative fair value of the instruments.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

First Eagle Fund of America

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$1,471,260,094	$—	$—	$1,471,260,094
Options Purchased	21,392,830	—	—	21,392,830
Short-Term Investments	45,456,524	—	—	45,456,524
Total	$1,538,109,448	$—	$—	$1,538,109,448
Liabilities:
Written Options (Sold Short)	$(4,916,270)	$—	$—	$(4,916,270)
Total	$(4,916,270)	$—	$—	$(4,916,270)

†  See Schedule of Investments for additional detailed categorizations.

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward foreign currency exchange contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund enter into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund's portfolio. For the year ended October 31, 2018, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts held by the Funds were as follows:

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value — Purchased	$157,325,346	$60,384,371	$1,727,860	$763,650
Average Settlement Value — Sold	2,650,907,419	1,482,841,999	60,278,372	771,357

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

At October 31, 2018, the Funds had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$67,541,601	$—	$80,959,085	$37,655,927

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$37,729,437	$—	$44,134,138	$22,017,598

First Eagle Gold Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$—	$—	$(20,453)	$—

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$1,818,158	$—	$1,358,322	$1,600,358

First Eagle High Yield Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$28,645	$—	$—	$28,645

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each fund as of October 31, 2018:

First Eagle Global Fund

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$7,334,317	$—	$—	$7,334,317
Goldman Sachs	31,769,673	—	(31,769,673)	—
HSBC Bank plc	9,498,452	—	—	9,498,452
JPMorgan Chase Bank	14,444,689	—	—	14,444,689
UBS AG	4,494,470	—	—	4,494,470
	$67,541,601	$—	$(31,769,673)	$35,771,928

First Eagle Overseas Fund

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$4,182,211	$—	$—	$4,182,211
Goldman Sachs	19,379,017	—	(19,379,017)	—
HSBC Bank plc	4,699,225	—	—	4,699,225
JPMorgan Chase Bank	7,531,930	—	—	7,531,930
UBS AG	1,937,054	—	—	1,937,054
	$37,729,437	$—	$(19,379,017)	$18,350,420

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

First Eagle Global Income Builder Fund

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$331,307	$—	$—	$331,307
Goldman Sachs	617,229	—	(540,000)	77,229
HSBC Bank plc	297,379	—	—	297,379
JPMorgan Chase Bank	387,092	—	—	387,092
UBS AG	185,151	—	—	185,151
	$1,818,158	$—	$(540,000)	$1,278,158

First Eagle High Yield Fund

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$28,645	$—	$—	$28,645

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, each Fund may write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the official closing price on the relevant exchange on which the option is traded. If there is no official closing price, the mean between the last bid and asked prices may be used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to segregate or earmark assets to cover its obligations under option contracts. In general, a call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

As of October 31, 2018 for First Eagle Fund of America, portfolio securities valued at $230,973,125 were earmarked to cover collateral requirements for written options.

For the year ended October 31, 2018 for First Eagle Fund of America, the average monthly outstanding contract amount for written options and purchased options totaled 66,240 and 16,686 respectively.

At October 31, 2018, the First Eagle Fund of America had the following options grouped into appropriate risk categories illustrated below:

First Eagle Fund of America

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$4,916,270	$20,254,505	$24,327,553
Equity — Purchased options	21,392,830	—	(5,524,585)	(17,767,922)

(1)  Statements of Assets and Liabilities location: Investments in securities of unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

(3)  Statements of Operations location: Net realized gains (losses) from expiration or closing of option contracts written and transactions in investment securities of unaffiliated issuers.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of option contracts written and investment securities of unaffiliated issuers.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the Adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund and the First Eagle Global Income Builder Fund which declare income daily and pay monthly.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$377,852,763	$2,442,229,921	$9,120,537,846	$—	$—
First Eagle Overseas Fund	205,913,920	207,489,047	1,859,705,800	—	—
First Eagle U.S. Value Fund	7,732,564	225,049,421	423,860,985	—	—
First Eagle Gold Fund	—	—	(135,069,699)	27,879,728	522,751,811
First Eagle Global Income Builder Fund	—	—	30,678,784	12,712,979	3,405,528
First Eagle High Yield Fund	639,379	—	(1,131,077)	5,701,235	105,922,452
First Eagle Fund of America	33,684,714	231,144,429	91,828,929	—	—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of forward foreign currencies contracts, investment in grantor trusts, straddle loss deferral, foreign repatriated earnings for First Eagle Global Fund and First Eagle Overseas Fund, investments in corporate reorganizations and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. First Eagle Gold Fund has capital losses to carry forward prior to the Act of $7,117,310.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2018, First Eagle Gold Fund had a late year ordinary loss deferral of $2,924,362

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

m)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$(55,881,677)	$(130,505,657)	$186,387,334
First Eagle Overseas Fund	(24,395,230)	(52,229,324)	76,624,554
First Eagle U.S. Value Fund	(513,901)	(20,026,606)	20,540,507
First Eagle Gold Fund	17,645,722	(25,783,509)	8,137,787
First Eagle Global Income Builder Fund	(1,973,055)	1,973,055	—
First Eagle High Yield Fund	(75,466)	75,466	—
First Eagle Fund of America	(298,467)	(34,671,469)	34,969,936

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in corporate reorganizations, investments in passive foreign investment companies, foreign repatriated earnings for First Eagle Global Fund and First Eagle Overseas Fund and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2018, the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized losses for tax purposes. The Subsidiaries' loss for the current year is not available to offset their future taxable income. The unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in the same year. Given the uncertainty of their future use, tax losses have been reclassified to Capital surplus.

n)  Distribution to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2018, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2018	2017	2018	2017
First Eagle Global Fund	$498,444,915	$277,916,751	$1,870,742,725	$2,014,858,878
First Eagle Overseas Fund	346,558,342	192,419,404	281,564,123	340,360,780
First Eagle U.S. Value Fund	8,112,049	10,044,617	168,620,388	171,500,952
First Eagle Gold Fund	—	—	—	—
First Eagle Global Income Builder Fund	27,189,801	30,836,758	—	—
First Eagle High Yield Fund	18,859,667	26,733,902	—	—
First Eagle Fund of America	378,746	6,207,402	212,453,367	152,943,358

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

	Return of Capital
	2018	2017
First Eagle High Yield Fund	$—	$335,924
First Eagle Global Income Builder Fund	7,583,877	—

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle High Yield Fund	0.70	(2)
First Eagle Fund of America	0.90	(3)

(1)  The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2019. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

(2)  The Adviser has agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2019. Effective July 1, 2018, the Adviser has agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund's net assets for the period through February 29, 2020. This waiver has the effect of reducing

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

the management fee shown in the table for the term of the waiver from 0.70% to 0.65% until June 30, 2018 and from 0.70% to 0.60% from July 1, 2018 through the end of the year.

(3)  The Adviser receives an annual advisory fee at the rate of 0.90% of the ﬁrst $2.25 billion of the Fund's average daily net assets, 0.85% of the next $2.75 billion of the average daily net assets and 0.80% in excess of $5 billion of the average daily net assets. For the year ended October 31, 2018 the effective rate was 0.90%.

Pursuant to a subadvisory agreement, dated December 1, 2015 ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser had contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, so that the total annual operating expenses (excluding certain items) of the First Eagle High Yield Fund's Class A, Class C and Class I shares did not exceed 1.25%, 2.00% and 0.80%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C and Class I shares did not exceed 1.30%, 2.05%, and 1.05%, respectively, through December 31, 2013. These waivers are no longer in effect.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Yield Fund which pay the fee described in the next paragraph) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and First Eagle High Yield Fund, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

For the year ended October 31, 2018, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$3,243,788	$329,959
First Eagle Overseas Fund	1,366,261	151,266
First Eagle U.S. Value Fund	391,010	41,572
First Eagle Gold Fund	359,347	38,359
First Eagle Global Income Builder Fund	723,456	58,981
First Eagle High Yield Fund	193,759	13,957
First Eagle Fund of America	347,742	30,655

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

The Funds have entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Funds' portfolio securities and other assets. JPM has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Funds. JPM is also required, upon the order of the Funds, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Funds. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2018, FEF Distributors, LLC realized $789,040, $58,740, $22,846, $26,644, $58,134, $8,678 and $29,509, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2018, balances to the Plan are included in the fees payable to the Trustees on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America pay the Distributor monthly a distribution and/or service fee with respect to Class A, Class C, Class Y, Class R3 and Class R4 shares based on each Fund's average daily net assets as shown in the table below. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Fund	Class A	Class C	Class Y	Class R3	Class R4
First Eagle Global Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Overseas Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle U.S. Value Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Gold Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Global Income Builder Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle High Yield Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Fund of America	0.25%	1.00%	0.25%	0.35%	0.10%

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2018, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Service fee covers expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2018, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Global Fund	$6,691,747,682	$6,574,992,099	$113,225,730	$250,000,000
First Eagle Overseas Fund	1,679,942,630	2,339,348,462	35,725,442	10,000,000
First Eagle U.S. Value Fund	151,004,312	488,772,912	—	—
First Eagle Gold Fund	100,155,558	180,555,260	—	—
First Eagle Global Income Builder Fund	344,237,331	284,843,511	14,503,398	—
First Eagle High Yield Fund	83,754,181	180,946,193	—	—
First Eagle Fund of America	1,204,350,806	1,714,120,700	—	—

Note 5 — Line of Credit

On June 18, 2018, the Funds renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the commitment fees related to the line of credit are paid by the Funds and are included in other expenses in the Statements of Operations. During the year ended October 31, 2018, the Funds did not have any borrowings under the agreements.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 7 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the year ended October 31, 2018.

First Eagle Funds | Annual Report | October 31, 2018

Notes to Financial Statements

Note 8 — New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies—Form N-PORT and Form N-CEN—also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in these financial statements. The Funds' compliance date for Form N-PORT was June 1, 2018, but the Funds will not be required to make their initial filing on Form N-PORT until the period ending March 31, 2019. The Funds' compliance date for Form N-CEN was June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ending October 31, 2018. The adoption will have no effect on the Funds' net assets or results of operations.

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The new rule amends certain disclosure requirements that the SEC determined to be redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Regulation S-X were applied to the Funds' financial statements in the current period. The adoption had no effect on the Funds' net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurements ("ASU 2018-13"). The amendments in ASU 2018-13 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Funds have elected to early adopt ASU 2018-13 and the amendments are reflected in the current year financial statements. The adoption had no effect on the Funds' net assets or results of operations.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (constituting the First Eagle Funds, hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York
December 21, 2018

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Funds | Annual Report | October 31, 2018

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six-months ended October 31, 2018.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2018

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Fund Consolidated
Class A	-3.94%	$1,000	$960.60	1.11%	$5.49
Class C	-4.30	1,000	957.00	1.86	9.17
Class I	-3.80	1,000	962.00	0.84	4.15
Class R3(4)	-3.95	1,000	960.50	1.25	6.14	(5)
Class R4	-3.82	1,000	961.80	1.04	5.14
Class R6	-3.76	1,000	962.40	0.79	3.91
First Eagle Overseas Fund Consolidated
Class A	-7.68	1,000	923.20	1.15	5.57
Class C	-8.00	1,000	920.00	1.88	9.10
Class I	-7.51	1,000	924.90	0.86	4.17
Class R3(4)	-7.49	1,000	925.10	1.21	5.84	(5)
Class R4	-7.60	1,000	924.00	1.04	5.04
Class R6	-7.51	1,000	924.90	0.80	3.88
First Eagle U.S. Value Fund Consolidated
Class A	-0.75	1,000	992.50	1.10	5.52
Class C	-1.14	1,000	988.60	1.86	9.32
Class I	-0.64	1,000	993.60	0.82	4.12
Class R3(4)	-0.83	1,000	991.70	1.19	5.94	(5)
Class R6	-0.59	1,000	994.10	0.81	4.07
First Eagle Gold Fund Consolidated
Class A	-17.84	1,000	821.60	1.30	5.97
Class C	-18.14	1,000	818.60	2.06	9.44
Class I	-17.70	1,000	823.00	1.02	4.69
Class R3(4)	-17.80	1,000	822.00	1.32	6.03	(5)
Class R6	-17.68	1,000	823.20	0.92	4.23
First Eagle Global Income Builder Fund
Class A	-3.21	1,000	967.90	1.18	5.85
Class C	-3.59	1,000	964.10	1.94	9.60
Class I	-3.01	1,000	969.90	0.92	4.57
Class R3(4)	-3.02	1,000	969.80	1.27	6.27	(5)
Class R6	-2.99	1,000	970.10	0.88	4.37
First Eagle High Yield Fund
Class A	1.47	1,000	1014.70	1.19	6.04
Class C	0.97	1,000	1009.70	1.96	9.93
Class I	1.50	1,000	1015.00	0.91	4.62
Class R3(4)	1.41	1,000	1014.10	1.27	6.41	(5)
Class R6	1.57	1,000	1015.70	0.95	4.83

First Eagle Funds | Annual Report | October 31, 2018

Fund Expenses (unaudited)

Based on Actual Total Return(1)—(continued)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Fund of America
Class A	-10.84%	$1,000	$891.60	1.32%	$6.29
Class C	-11.17	1,000	888.30	2.05	9.76
Class I	-10.67	1,000	893.30	1.02	4.87
Class Y	-10.85	1,000	891.50	1.35	6.44
Class R3(4)	-10.74	1,000	892.60	1.38	6.55	(5)
Class R6	-10.67	1,000	893.30	0.98	4.68

(1)  For the six-months ended October 31, 2018.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(4)  Class R3 commenced investment operations on May 1, 2018.

(5)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual days in the period).

First Eagle Funds | Annual Report | October 31, 2018

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six-months ended October 31, 2018.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2018

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Fund Consolidated
Class A	5.00%	$1,000	$1019.61	1.11%	$5.65
Class C	5.00	1,000	1015.83	1.86	9.45
Class I	5.00	1,000	1020.97	0.84	4.28
Class R3(3)	5.00	1,000	1018.90	1.25	6.36
Class R4	5.00	1,000	1019.96	1.04	5.30
Class R6	5.00	1,000	1021.22	0.79	4.02
First Eagle Overseas Fund Consolidated
Class A	5.00	1,000	1019.41	1.15	5.85
Class C	5.00	1,000	1015.73	1.88	9.55
Class I	5.00	1,000	1020.87	0.86	4.38
Class R3(3)	5.00	1,000	1019.11	1.21	6.16
Class R4	5.00	1,000	1019.96	1.04	5.30
Class R6	5.00	1,000	1021.17	0.80	4.08
First Eagle U.S. Value Fund Consolidated
Class A	5.00	1,000	1019.66	1.10	5.60
Class C	5.00	1,000	1015.83	1.86	9.45
Class I	5.00	1,000	1021.07	0.82	4.18
Class R3(3)	5.00	1,000	1019.21	1.19	6.06
Class R6	5.00	1,000	1021.12	0.81	4.13
First Eagle Gold Fund
Class A	5.00	1,000	1018.65	1.30	6.61
Class C	5.00	1,000	1014.82	2.06	10.46
Class I	5.00	1,000	1020.06	1.02	5.19
Class R3(3)	5.00	1,000	1018.55	1.32	6.72
Class R6	5.00	1,000	1020.57	0.92	4.69
First Eagle Global Income Builder Fund
Class A	5.00	1,000	1019.26	1.18	6.01
Class C	5.00	1,000	1015.43	1.94	9.86
Class I	5.00	1,000	1020.57	0.92	4.69
Class R3(3)	5.00	1,000	1018.80	1.27	6.46
Class R6	5.00	1,000	1020.77	0.88	4.48
First Eagle High Yield Fund
Class A	5.00	1,000	1019.21	1.19	6.06
Class C	5.00	1,000	1015.32	1.96	9.96
Class I	5.00	1,000	1020.62	0.91	4.63
Class R3(3)	5.00	1,000	1018.80	1.27	6.46
Class R6	5.00	1,000	1020.42	0.95	4.84

First Eagle Funds | Annual Report | October 31, 2018

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)—(continued)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Fund of America
Class A	5.00%	$1,000	$1018.55	1.32%	$6.72
Class C	5.00	1,000	1014.87	2.05	10.41
Class I	5.00	1,000	1020.06	1.02	5.19
Class Y	5.00	1,000	1018.40	1.35	6.87
Class R3(3)	5.00	1,000	1018.25	1.38	7.02
Class R6	5.00	1,000	1020.27	0.98	4.99

(1)  For the six-months ended October 31, 2018.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(3)  Class R3 commenced investment operations on May 1, 2018.

First Eagle Funds | Annual Report | October 31, 2018

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2018

Board Considerations for Continuation of Advisory Agreements

At a meeting held on June 7 2018, the Board of Trustees of the Funds, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Funds' advisory agreements (the "Advisory Agreements").

In response to a letter on behalf of the Independent Trustees requesting information about the Advisory Agreements and other arrangements and plans, the Board had received various background materials. The Board also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreements, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fees were fair and reasonable and within the range of what could be negotiated at arm's length, and that the continuance of the agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Funds. The Adviser (together with Iridian in the case of First Eagle Fund of America) provides the Funds with investment research, advice and supervision and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses. The Trustees were assured that service levels for Funds subject to fee waivers or breakpoints do not change as a result of those waivers or breakpoints.

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser (together with Iridian in the case of First Eagle Fund of America) and the organizational resources available to the Funds under that relationship. The Trustees noted the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods. Performance for the Funds over these various periods was noted relative to the Funds' benchmarks, to Morningstar and Lipper Category

First Eagle Funds | Annual Report | October 31, 2018

Board Considerations for Continuation of Advisory Agreements

averages (referred to as the composites below) and to a custom group of peer mutual funds. The comparative review reflected research and benchmarking by an independent data provider. Performance results generally were as follows (all periods ended as of March 31, 2018):

º  First Eagle Global Fund: Outperformed composites and peer group median over the trailing 3-, 5- and 10-year periods; outperformed benchmark over the trailing 10-year period. Lagged composites, benchmark and peer group median over the trailing 1-year period; lagged benchmark over the trailing 3- and 5-year periods.

º  First Eagle Overseas Fund: Outperformed composites, benchmark and peer group median over the trailing 10-year period. Lagged composites, benchmark and peer group median over the trailing 1-, 3-, and 5-year periods.

º  First Eagle U.S. Value Fund: Lagged composites, benchmark and peer group median over all periods (trailing 1-, 3-, 5- and 10-year). No instances of outperformance reported.

º  First Eagle Gold Fund: Outperformed composites, benchmark and peer group median over the trailing 5- and 10-year periods; outperformed peer group median and one of the two composites over the trailing 1-year period. Lagged composites, benchmark and peer group median over the trailing 3-year period; lagged benchmark and one of the two composites over the trailing 1-year period.

º  First Eagle Global Income Builder Fund: Outperformed composites, one of the two benchmarks and peer group median over the trailing 3-year period; outperformed two of the three composites and one of the two benchmarks over the trailing 5-year period; outperformed one of the three composites and one of the two benchmarks over the trailing 1-year period. Lagged two of the three composites, one of the two benchmarks and peer group median over the trailing 1-year period; lagged one of the three composites, one of the two benchmarks and peer group median over the trailing 5-year period; lagged one of the two benchmarks over the trailing 3-year period.

º  First Eagle High Yield Fund: Outperformed composites, benchmark and peer group median for 1- and 10-year periods; outperformed composites for the trailing 3-year period; outperformed one of the two composites for the 5-year period. Lagged one of the two composites, benchmark and peer group median for the 5-year period; lagged benchmark and peer group median for the 3-year period.

º  First Eagle Fund of America: Lagged composites, benchmark and peer group median over all periods (trailing 1-, 3-, 5- and 10-year). No instances of outperformance reported.

The Trustees noted (and management discussed) the generally less favorable near-term relative performance results for all but two Funds (First Eagle Gold Fund showed mixed near-term relative results and First Eagle High Yield Fund showed stronger near-term relative results). The Trustees also noted (and management discussed) that First Eagle U.S. Value Fund and First Eagle Fund of America lagged against all metrics selected across all periods. Contributors to lagging results (both with and without the impact of higher than median cash positions) were discussed. Gains on an absolute basis over the prior year were noted for all Funds except First Eagle Gold Fund.

First Eagle Funds | Annual Report | October 31, 2018

Board Considerations for Continuation of Advisory Agreements

•  Performance for each Fund was determined to be adequate given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

•  The Trustees commented on the Funds' holdings of cash and, in some cases, gold positions, and noted that cash and gold are important elements of the Adviser's investment philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds (e.g., under the administrative cost reimbursement program applicable to certain Funds). They concluded that this compensation was generally commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of each Fund, including a review of performance against each Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the agreements, together with a management summary of the same. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for some Funds being higher and for some Funds being lower than their peer averages/medians, but all being within the range of peers. The Trustees noted the "breakpoints" providing for potential reductions in the First Eagle Fund of America management fee over time. The Trustees considered fee waivers in effect for First Eagle U.S. Value Fund and First Eagle High Yield Fund (with a more favorable waiver also being implemented for First Eagle High Yield Fund). The Trustees also considered, where applicable, the advisory fees charged to other clients of the Adviser (or of Iridian in the case of First Eagle Fund of America) with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the respective Fund.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that (except for First Eagle Fund of America) the Adviser generally is seeking to absorb soft dollar costs and pay them itself, with this change in approach effective January 1, 2018. With regard to other possible benefits associated with the Adviser's management of the Funds, the Trustees noted,

First Eagle Funds | Annual Report | October 31, 2018

Board Considerations for Continuation of Advisory Agreements

among other things, that the Distributor is generally able to retain Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the Funds to its management of other types of accounts.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees again noted the scheduled "breakpoints" for the First Eagle Fund of America management fee and the fee waivers for First Eagle U.S. Value Fund and First Eagle High Yield Fund. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be.

•  The Trustees also noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets and noted that the Funds' expense ratios generally had decreased over time as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees noted that expense ratios for all of the Funds had decreased relative to the prior year and reviewed the causes of those decreases. For each Fund, the principal contributing factor for this decrease was an increase in average net assets over the prior year and/or a decrease in transfer agency fees. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits appear strong across most of the Funds, although not excessive and generally commensurate with the Funds' investment performance and other service indicia, based on the information provided at the meeting. The Trustees noted the cyclical and competitive nature of the global asset management industry and related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in technology. The Trustees reviewed the level of personal investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the organization by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Funds | Annual Report | October 31, 2018

Board Considerations for Continuation of Subadvisory Agreement

At a meeting held on June 7 2018, the Board of Trustees of the Funds, including a majority of the Independent Trustees, approved the continuation of the First Eagle Fund of America Subadvisory Agreement.

In response to a letter on behalf of the Independent Trustees requesting information about the Subadvisory Agreement and other arrangements and plans, the Board had received various background materials. The Board also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the continuation of the Subadvisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement for First Eagle Fund of America. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser). The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to First Eagle Fund of America, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of First Eagle Fund of America, as the Subadviser's advisory fees are paid by the Adviser.

First Eagle Funds | Annual Report | October 31, 2018

Tax Information

Fiscal Year Ended October 31, 2018 (unaudited)

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Global Fund	100%	57.80%	$2,035,308,665
First Eagle Overseas Fund*	68.27%	0.16%	308,424,896
First Eagle U.S. Value Fund	100%	100%	188,732,679
First Eagle Gold Fund	—	—	—
First Eagle Global Income Builder Fund	72.21%	20.67%	—
First Eagle High Yield Fund	—	—	—
First Eagle Fund of America	100%	100%	242,540,531

* First Eagle Overseas Fund paid foreign taxes of $25,952,215 and recognized Section 853 foreign source income of $232,774,156. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund designates such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2018.

First Eagle Funds | Annual Report | October 31, 2018

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds | Annual Report | October 31, 2018

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2018

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Board Member, CBS Corporation; Director, ALSTOM; Lead Trustee, Vornado Realty Trust; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2018

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies, Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2018

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group, L.P. (4 portfolios); Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

Interested Trustees(4)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Chairman, International Tennis Hall of Fame; Member, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2018

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, Varenne Capital Partners; Trustee (French Money management firm), Board member Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(6)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; Prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC; President, First Eagle Variable Funds

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2018

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Deputy General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Deputy General Counsel, First Eagle Variable Funds; prior to September 2014, Associate, Dechert LLP

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; Treasurer, First Eagle Variable Funds from March 2016

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2018

Additional Information (unaudited)

Officers(6)—(continued)

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from August 2015

Thomas Meyer | Assistant Treasurer | April 2018 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC; prior to September 2017, Assurance Manager, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from April 2018

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, New York, 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2018

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2018 and October 31, 2017, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $472,100 and $446,210, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2018 and October 31, 2017, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2018 and October 31, 2017, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $562,500 and $473,750, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2018 and October 31, 2017, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2018, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2018 and 2017.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date: January 2, 2019

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 2, 2019

*                            Print the name and title of each signing officer under his or her signature.